EXHIBIT 10 - MATERIAL CONTRACTS

                                    AGREEMENT

THIS AGREEMENT ("Agreement") is made and entered into as of the 1st day of October, 1997, by and among (i) NTS MORTGAGE INCOME FUND, a Delaware corporation with principal office and place of business in Louisville, Kentucky (the "Fund"), (ii) (a) NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation ("NTS/Lake Forest"), and (b) NTS/VIRGINIA DEVELOPMENT COMPANY, a Virginia corporation ("NTS/Virginia"), both with principal office and place of business in Louisville, Kentucky (NTS/Lake Forest and NTS/Virginia are sometimes hereinafter referred to collectively as the "Borrowers", and individually as a "Borrower"), (iii) (a) J. D. NICHOLS, RICHARD L. GOOD and MICHAEL M. FLEISHMAN, as the individual shareholders of NTS/Lake Forest II Residential Corporation (collectively, the "NTS/Lake Forest Shareholders"), and (b) J. D. NICHOLS, RICHARD L. GOOD and MICHAEL M. FLEISHMAN, as the individual voting shareholders of NTS/Virginia (collectively, the "NTS/Virginia Shareholders"), (iv) NTS CORPORATION, a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NTS Corp."), (v) NTS ADVISORY CORPORATION, a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NTS Advisory"), and (vi) NTS RESIDENTIAL MANAGEMENT COMPANY, a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Manager") (NTS/Lake Forest, NTS/Virginia, the NTS/Lake Forest Shareholders, the NTS/Virginia Shareholders, NTS Corp., NTS Advisory and the Manager are sometimes collectively referred to hereinafter as the "NTS Group").

WITNESSETH:

         WHEREAS, NTS/Lake Forest is indebted to the Fund on a non-recourse basis for a loan (the "Lake Forest North Loan") in the principal amount of $28,000,000.00 made by the Fund for the development of certain real property located in Jefferson County, Kentucky, more commonly known as the "Lake Forest North" subdivision and related amenities, including, without limitation, the member-owned Lake Forest Country Club (collectively, the "Lake Forest North Project"), as evidenced by that certain promissory note dated December 27, 1989, made by NTS/Lake Forest, payable to the order of the Fund and in the face principal amount of $22,000,000.00, as amended and restated by that certain amended and restated promissory note dated June 30, 1991, made by NTS/Lake Forest, payable to the order of the Fund and in the face principal amount of $24,000,000.00, and as amended and restated by that certain amended and restated promissory note dated March 31, 1992, made by NTS/Lake Forest, payable to the order of the Fund and in the face principal amount of $24,750,000.00, and as amended and restated by that certain amended and restated promissory note dated June 25, 1992, made by NTS/Lake Forest, payable to the order of the Fund and in the face principal amount of $25,000,000.00, and as amended and restated by that certain amended and restated promissory note dated July 1, 1994, made by NTS/Lake Forest, payable to the order of the Fund and in the face principal amount of $25,000,000.00, and as amended and restated by that certain amended and restated promissory note dated December 1,

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1994, made by NTS/Lake Forest,  payable to the order of the Fund and in the face principal amount of $28,000,000.00 (collectively, the "Lake Forest North Note"), which Lake Forest North Note is secured by that certain Credit Line Mortgage and Security Agreement dated December 27, 1989, granted by NTS/Lake Forest in favor of the Fund, of record in Mortgage Book 2842, Page 634, as amended by Amendment to Credit Line Mortgage and Security Agreement dated December 28, 1989, of record Mortgage Book 2843, Page 238, and as further amended by Second Amendment to Credit Line Mortgage and Security Agreement dated March 6, 1990, of record in Deed Book 5940, Page 963, and as further amended by Third Amendment to Credit Line Mortgage and Security Agreement dated March 28, 1990, of record in Deed Book 5946, Page 396, and as further amended by Fourth Amendment to Credit Line Mortgage and Security Agreement dated November 16, 1990, of record in Deed Book 6014, Page 300, and as further amended by Amendment to Credit Line Mortgage and Security Agreement dated June 30, 1991, of record in Mortgage Book 3031, Page 417, and as further amended by Amendment to Credit Line Mortgage and Security Agreement dated March 9, 1992, of record in Deed Book 6157, Page 113, and as further amended by Amendment to Credit Line Mortgage and Security Agreement dated March 31, 1992, of record in Mortgage Book 3198, Page 895, and as further amended by Amendment to Credit Line Mortgage and Security Agreement dated June 25, 1992, of record in Deed Book 6195, Page 769, and as further amended by Amendment to Credit Line Mortgage and Security Agreement dated May 27, 1993, of record in Deed Book 6321, Page 853, and as further amended by Amendment to Credit Line Mortgage and Security Agreement dated July 1, 1994, of record in Deed Book 6544, Page 707, all in the Office of the Clerk of Jefferson County, Kentucky (collectively, the "Lake Forest North Mortgage"), which Lake Forest North Mortgage was collaterally assigned by the Fund to Bank of Louisville and Trust Company pursuant to Collateral Assignment of Mortgage dated December 28, 1994, of record in Deed Book 6544, Page 715, in the aforesaid Clerk's Office; and

         WHEREAS, NTS/Virginia is indebted to the Fund on a non-recourse basis for a loan (the "Fawn Lake Loan") in the principal amount of $30,000,000.00 made by the Fund for the development of certain real property located in Spotsylvania County, Virginia, more commonly known as the "Fawn Lake" subdivision and related amenities, including, without limitation, the privately-owned Fawn Lake Country Club (collectively, the "Fawn Lake Project") (the Lake Forest North Project and the Fawn Lake Project are sometimes collectively referred to hereinafter as the "Projects"), as evidenced by that certain promissory note dated September 8, 1989, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $14,000,000.00, as amended and restated by that certain promissory note dated November 19, 1990, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $18,000,000.00, as amended and restated by that certain promissory note dated June 30, 1991, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $20,000,000.00, as amended and restated by that certain promissory note dated July 1, 1994, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $20,000,000.00, as amended and restated by that certain promissory note dated December 1, 1994, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $28,000,000.00, and as amended and restated by that certain promissory note dated March 12, 1996, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $30,000,000.00 (collectively, the "Fawn Lake Note"), which Fawn Lake
Note is secured by that certain Credit Line Deed of Trust and Security Agreement dated September 8, 1989, granted

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by  NTS/Virginia  in favor of Phillip  Sasser,  Jr. and James E.  Jarrell,  Jr.,
Trustees for the benefit of the Fund, of record in Deed Book 874, Page 184, as amended on November 19, 1990, of record in Deed Book 945, Page 263, as amended on June 30, 1991, of record in Deed Book 984, Page 46, as amended on July 1, 1994, of record in Deed Book 1269, Page 525, as amended on March 12, 1996, of record in Deed Book 1398, Page 426, as amended on August 1, 1996, of record in Deed Book 1411, Page 622, and as amended on November 9, 1996, all in the records of Spotsylvania County, Virginia (collectively, the "Fawn Lake Mortgage"), which Fawn Lake Note and Fawn Lake Mortgage were collaterally assigned by the Fund to Bank of Louisville and Trust Company pursuant to that certain Note Pledge Agreement dated December 28, 1994 and that certain Collateral Assignment of Deed of Trust and Security Agreement dated December 28, 1994, of record in Deed Book 1269, Page 530, in the records of Spotsylvania County, Virginia; and

         WHEREAS, NTS Corp. is the sponsor of the Fund, has ownership substantially in common with that of NTS/Lake Forest and NTS/Virginia, and has guaranteed the payment of certain loans made to the Fund, and joins herein for purposes of consenting to the terms hereof and as otherwise set forth herein; and

         WHEREAS, NTS Advisory acts as Adviser to the Fund as contemplated by the Fund's prospectus and pursuant to the terms of that certain Advisory Agreement, by and between the Fund and NTS/Advisory, and joins herein for the purposes hereinafter set forth; and

         WHEREAS, the NTS/Lake Forest Shareholders are the beneficial and record holders of 100 shares of the common capital stock of NTS/Lake Forest, no par value per share (the "NTS/Lake Forest Shares"), which constitute all of the issued and outstanding shares of capital stock of NTS/Lake Forest; and

         WHEREAS, the NTS/Virginia Shareholders are the beneficial and record holders of 850 shares of the common capital voting stock of NTS/Virginia, no par value per share (the "NTS/Virginia Shares"), which, together with sixty (60) shares of stock held by Joe J. Gibbs, constitute all of the issued and outstanding shares of capital voting stock of NTS/Virginia, and Joe J. Gibbs, Robert Fraley and Donald R. Meredith (collectively, the "Non-Voting NTS/Virginia Shareholders") are the beneficial and record owners of 90 shares of the common capital non-voting stock of NTS/Virginia, no par value per share (the
"Non-Voting NTS/Virginia Shares"), which constitute all of the issued and outstanding shares of capital non-voting stock of NTS/Virginia; and

         WHEREAS, the Fund and the Borrowers desire to restructure their respective relationships on the terms and conditions hereinafter set forth so as to vest ownership and control of the Lake Forest Subdivision and the Fawn Lake Subdivision in the Fund by way of a conveyance to the Fund of the NTS/Lake Forest Shares and the NTS/Virginia Shares; and

         WHEREAS, the NTS/Lake Forest Shareholders and the NTS/Virginia Shareholders desire to join herein for purposes of consenting and agreeing to the restructuring of such relationships among the parties hereto as contemplated by this Agreement, and to the conveyance of the

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NTS/Lake Forest Shares and the NTS/Virginia Shares, as applicable,  to the Fund, on the terms and conditions set forth herein:

         NOW, THEREFORE, in consideration of the foregoing preambles, the mutual promises and covenants set forth herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Acquisition of Stock.

                  (a) The NTS/Lake Forest Shareholders hereby transfer, assign, sell, convey and deliver the NTS/Lake Forest Shares to the Fund, and the Fund hereby acquires the NTS/Lake Forest Shares from the NTS/Lake Forest Shareholders for the consideration and upon the terms and conditions set forth in this Agreement.

                  (b) The NTS/Virginia Shareholders hereby transfer, assign, sell, convey and deliver the NTS/Virginia Shares to the Fund, and the Fund hereby acquires the NTS/Virginia Shares from the NTS/Virginia Shareholders for the consideration and upon the terms and conditions set forth in this Agreement.

                  (c) Contemporaneously herewith, the Non-Voting NTS/Virginia Shareholders have transferred, sold, conveyed and delivered the Non-Voting NTS/Virginia Shares to the Fund by separate agreement.

         2.       Consideration for Transfer.

                  (a) The aggregate purchase price for the NTS/Lake Forest Shares is Ten and 00/100 Dollars ($10.00), the receipt of which is hereby acknowledged by the NTS/Lake Forest Shareholders, who have surrendered to Fund the certificate(s) representing all of the NTS/Lake Forest Shares, duly endorsed by the NTS/Lake Forest Shareholders in favor of the Fund.

                  (b) The aggregate purchase price for the NTS/Virginia Shares is Ten and 00/100 Dollars ($10.00), the receipt of which is hereby acknowledged by the NTS/Virginia Shareholders, who have surrendered to Fund the certificate(s) representing all of the NTS/Virginia Shares, duly endorsed by the NTS/Virginia Shareholders in favor of the Fund.

                  (c) In connection with the consummation of the transactions contemplated by this Agreement, the Fund acknowledges and agrees that (i) none of the NTS/Lake Forest Shareholders, and none of the NTS/Virginia Shareholders, have any personal liability for any principal of or interest on, the Lake Forest North Loan or the Fawn Lake Loan, or other sums due and/or payable in connection therewith, and (ii) that NTS Guaranty Corporation, a Kentucky corporation, shall be deemed hereby released from any and all guaranties previously granted in favor of the Fund with respect to the Lake Forest North Loan and/or the Fawn Lake Loan.

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         3.  Representations and Warranties Regarding NTS/Lake Forest Shares and
NTS/Virginia  Shares. The following  representations  and warranties are made by
NTS/Lake  Forest  and  NTS/Virginia,   as  applicable,  and  by  J.  D.  Nichols
("Nichols") and Richard L. Good ("Good") as the owners of the majority of the NTS/Lake Forest Shares and the NTS/Virginia Shares:

                  (a) Title to Shares; Authority. (i) The NTS/Lake Forest Shareholders (1) are the record, lawful and beneficial owners of all of the issued and outstanding shares of capital stock of NTS/Lake Forest, and no other officers or employees, or former officers or employees, own or have any right to any capital stock of NTS/Lake Forest or to any equity interest of any other nature therein, and (2) have good and marketable title to all of the NTS/Lake Forest Shares and hold them free and clear of all claims, liens, pledges, encumbrances, equities, calls, assessments, proxies and charges of every nature whatsoever. The NTS/Lake Forest Shareholders have full right, power, authority and capacity to execute and deliver this Agreement and to perform it in accordance with its terms.

                           (ii)  The NTS/Virginia Shareholders (1) are the
record, lawful and beneficial owners of all of the issued and outstanding voting shares of capital stock of NTS/Virginia, and no other officers or employees, or former officers or employees, or any other person or entity, owns or has any right to any capital voting stock of NTS/Virginia or to any equity interest of any other nature therein, except for the pledge of certain shares of the NTS/Virginia Shares made by J. D. Nichols in favor of the Fund to secure a portion of the Fawn Lake Loan, evidenced by a certain Pledge Agreement from J.
D. Nichols in favor of the Fund (the "Nichols Pledge"), which pledge shall be terminated upon transfer of all of the NTS/Virginia Shares to the Fund, and (2) have good and mar ketable title to all of the NTS/Virginia Shares and hold them free and clear of all claims, liens, pledg es, encumbrances, equities, calls, assessments, proxies and charges of every nature whatsoever, except for the Nichols Pledge. The NTS/Virginia Shareholders have full right, power, authority and capacity to execute and deliver this Agreement and to perform it in accordance with its terms, subject to the Nichols Pledge.

                           (iii) The Non-Voting  NTS/Virginia  Shareholders  (1)
are the record, lawful
and beneficial owners of all of the issued and outstanding non-voting shares of capital stock of NTS/Virginia, and no other officers or employees, or former officers or employees, or any other person or entity, owns or has any right to any capital non-voting stock of NTS/Virginia or to any equity interest of any other nature therein.

                  (b) Stock Restrictions. None of the NTS/Lake Forest Shares or the NTS/Virginia Shares are subject to any proxy or voting trust, or any stock restriction, stock purchase or stock redemption agreement, or any similar agreement restricting or governing the transfer or voting of any of such shares, except for the Nichols Pledge and for any shareholder's agreements (i) among the NTS/Lake Forest Shareholders, and (ii) between the NTS/Virginia Shareholders and Non-voting NTS/Virginia Shareholders, all of which shall be deemed terminated upon consummation of the transactions contemplated by this Agreement.


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                (c)  Organization and Standing; Qualification in Other States.

        (i) NTS/Lake Forest is a corporation duly organized and validly existing under the laws of the Commonwealth of Kentucky, with full power and authority, corporate and otherwise, to own, develop, sell or lease its assets and properties and to conduct its business and operations as and where such business and operations are conducted. Included in Schedule 1 of the schedules of disclosure delivered by Sellers to Fund simultaneously with the execution of this Agree ment (collectively, the "Schedules", individually a "Schedule") are true and complete copies of the Articles of Incorporation and the By-Laws of NTS/Lake Forest, as amended to the date hereof. Neither the character and location of the properties or assets owned or held under lease by NTS/Lake Forest, nor the nature of its business activities, makes qualification by NTS/Lake Forest as a foreign corporation necessary in any other jurisdiction.

      (ii) NTS/Virginia is a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia, with full power and authority, corporate and otherwise, to own, develop, sell or lease its assets and properties and to conduct its business and operations as and where such business and operations are conducted. Included in Schedule 1 are true and complete copies of the Articles of Incorporation and the By-Laws of NTS/Virginia, as amended to the date hereof. Neither the character and location of the properties or assets owned or held under lease by NTS/Virginia, nor the nature of its business activities, makes qualification by NTS/Virginia as a foreign corporation necessary in any other jurisdiction.

                  (d)      Authorized Capitalization.

       (i) The authorized capital stock of NTS/Lake Forest consists of 2000 shares of common stock, no par value per share) ("NTS/Lake Forest Capital Stock"), of which 100 shares (being the NTS/Lake Forest Shares) are issued and outstanding. There are no record or beneficial owners of any NTS/Lake Forest Capital Stock, or any other outstanding ownership interest of any nature in NTS/Lake Forest, other than the NTS/Lake Forest Shares, all of which are owned of record and beneficially by the NTS/Lake Forest Shareholders. There are no, nor is there any con tract, agreement, arrangement or commitment which will result in any, outstanding subscriptions, options, warrants, agreements or other rights entitling any person or entity to acquire any shares of NTS/Lake Forest Capital Stock (whether unissued or issued and outstanding). There are no out standing equity securities of NTS/Lake Forest other than the NTS/Lake Forest Capital Stock.

          (ii) The authorized capital stock of NTS/Virginia consists of 100,000 shares of common stock, no par value per share) ("NTS/Virginia Capital Stock"), of which 910 voting shares and 90 non-voting shares, are issued and outstanding. There are no record or beneficial owners of any NTS/Virginia Capital Stock, or any other outstanding ownership interest of any nature in NTS/Virginia, other than (i) the NTS/Virginia Shares, all of which are owned of record and
beneficially  by  the  NTS/Virginia   Shareholders,   and  (ii)  the  Non-Voting
NTS/Virginia Shares, all of which are owned of record by the Non-Voting NTS/Virginia Shareholders. There are no, nor is there any contract, agreement, arrangement or commitment which will result in any, outstanding

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subscriptions,  options,  warrants,  agreements  or other rights  entitling  any person or entity to acquire any shares of NTS/Virginia Capital Stock (whether unissued or issued and outstanding). There are no outstanding equity securities of NTS/Virginia other than the NTS/Virginia Capital Stock.

                  (e) Financial Statements. (i) Included in Schedule 2 is the audited financial statements of NTS/Lake Forest as of December 31, 1996 (the "Audited Lake Forest Financial State ments") and the unaudited-interim financial statements of NTS/Lake Forest as of September 30, 1997 (the "Interim Lake Forest Financial Statements") (the Audited Lake Forest Financial Statements and the Interim Lake Forest Financial Statements are sometimes collectively referred to hereinafter as the "Lake Forest Financial Statements"). The balance sheet which is part of the Interim Lake Forest Financial Statements is hereinafter referred to as the "Lake Forest Acquisition Balance Sheet." The Lake Forest Financial Statements were prepared from and in accordance with the books and records of NTS/Lake Forest, represent actual, bona fide transactions and were prepared in accordance with generally accepted accounting principles applied on a consistent basis, except that the Interim Financial Statements are exclusive of notes and cash flow statements, none of which, if included, would reflect adverse effect on the business, financial position, results of operations or prospects of NTS/Lake Forest. The balance sheets included in the Lake Forest Finan cial Statements fairly present the financial position of NTS/Lake Forest as of the respective dates thereof. The statements of operations contained in the Lake Forest Financial Statements fairly present the results of the operations of NTS/Lake Forest for the respective periods covered thereby and do not contain any extraordinary or nonrecurring items, except as specifically identified therein.

              (ii) Included in Schedule 2 is the audited financial statements of
NTS/Virginia as of December 31, 1996 (the "Audited Virginia Financial Statements") and the unaudited-interim financial statements of NTS/Virginia as of September 30, 1997 (the "Interim Virginia Financial Statements") (the Audited Virginia Financial Statements and the Interim Virginia Financial Statements are sometimes collectively referred to hereinafter as the "Virginia Financial Statements", and the Lake Forest Financial Statements and the Virginia Financial Statements are sometimes collectively referred to hereinafter as the "Financial Statements"). The balance sheet which is part of the Interim Virginia Financial Statements is hereinafter referred to as the "Virginia Acquisition Balance Sheet." The Virginia Financial Statements were prepared from and in accordance with the books and records of NTS/Virginia, represent actual, bona fide transactions and were prepared in accordance with generally accepted accounting principles applied on a consistent basis, except that the Interim Virginia Financial Statements are exclusive of notes and cash flow statements, none of which, if included, would reflect adverse effect on the business, financial position, results of operations or prospects of NTS/Virginia. The balance sheets included in the Virginia Financial Statements fairly present the financial position of NTS/Virginia as of the respec tive dates thereof. The statements of operations contained in the Virginia Financial Statements fairly present the results of the operations of NTS/Virginia for the respective periods covered thereby and do not contain any extraordinary or nonrecurring items, except as specifically identified therein.

                  (f) Absence of Undisclosed Liabilities. (i) As of the date hereof, NTS/Lake Forest has no debts, obligations (including, but not limited to, obligations as a guarantor) or liabil ities of any nature, whether fixed, absolute, accrued, contingent or otherwise (collectively "Lake Forest Liabilities"), except as shown (and in the amounts shown) on the Financial Statements and/or Schedule 3 attached hereto and made a part hereof. Since the date of the Lake Forest Acquisition Balance Sheet, except as shown (and in the amounts shown) on Schedule 3, NTS/Lake Forest has not incurred or become subject to any Lake Forest Liabilities other than debts, obligations and liabilities incurred in the ordinary course of business consistent with past practices, all of which have been paid in full in the ordinary course of business or are reflected on the regular books of account of NTS/Lake Forest on the date hereof.

 (ii) As of the date hereof, NTS/Virginia has no debts, obligations (including, but not limited to, obligations as a guarantor) or liabilities of any nature, whether fixed, absolute, accrued, contingent or otherwise (collectively "Virginia Liabilities"), except as shown (and in the amounts shown) on the Financial Statements and/or Schedule 3. Since the date of the Virginia Acquisition Balance Sheet, except as shown (and in the amounts shown) on
Schedule 3, NTS/Virginia has not incurred or become subject to any Virginia Liabilities other than debts, obligations and liabilities incurred in the ordinary course of business consistent with past practices, all of which have been paid in full in the ordinary course of business or are reflected on the regular books of account of NTS/Virginia on the date hereof.

                  (g) Absence of Certain Events. Except as set forth on Schedule 4, since the date of the Lake Forest Acquisition Balance Sheet and the Virginia Acquisition Balance Sheet, neither NTS/Lake Forest nor NTS/Virginia has taken any of the following actions:

        (i)Issued, sold, purchased or redeemed any of the NTS/Lake Forest Capital Stock or NTS/Virginia Capital Stock, as applicable, or any bonds, debentures, notes or other corporate securities, or issued, sold or granted any option, warrant or right to acquire any thereof;

       (ii) Waived or released any debts, claims, or rights of value or suffered any extraordinary loss or written down the value of any asset or written down or off any receivable or other asset;

       (iii)  Made  any  capital   expenditures  or  capital commitments in
 excess of $500,000 for any single expenditure or in excess of $2,000,000 in the aggregate;

       (iv) Made any change in the business or operations or the manner of conducting business or operations, other than changes in the lawful and ordinary course of business consistent with past practices, none of which has had, and which in the aggregate have not had, an adverse effect on its respective business, financial condition, prospects or results of operations, nor accelerated or deferred any items of income or expense;

       (v) Declared, set aside or paid any dividends or distributions in respect of shares of the NTS/Lake Forest Capital Stock or the NTS/Virginia Capital Stock

          (vi)Entered into any transactions other than in the ordinary course of business, consistent with past practices;

          (vii) Made any change in accounting principles,methods or practices; or

          (viii) Entered into any agreement or commitmen (whether or not in writing) to do any of the above.

                  (h) Assets Necessary to Conduct Business. Both NTS/Lake Forest and NTS/Virginia own or lease all properties and assets, have all permits and licenses, governmental or otherwise, and is party to all contracts and agreements, necessary or appropriate to permit it to carry on its respective business as presently conducted.

                  (i)      Authorization; No Conflict; Compliance With Laws.

                  (i) This Agreement and all other documents executed by the NTS Group, either individually or collectively, in connection herewith have been duly executed and delivered by each member of the NTS Group, and constitute the legal, valid and binding obligations thereof, enforceable against each of them in accordance with their respective terms.

                           (ii) The  execution  and delivery of this  Agreement,
the consummation of the transactions contemplated by this Agreement, and the fulfillment of and compliance with the terms and provisions hereof do not
(a) conflict with or violate any judicial or administrative order, award, writ, injunction, judgment or decree applicable to NTS/Lake Forest or NTS/Virginia, or any of their respective properties or assets; (b) conflict with any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of NTS/Lake Forest or NTS/Virginia, or any restriction, agree ment, contract, instrument, arrangement or commitment of any nature (including specifically, but without limitation, any of the contracts listed on Schedule 6) to which any of NTS/Lake Forest, NTS/Virginia, the NTS/Lake Forest Shareholders or the NTS/Virginia Shareholders is a party, or by which any of them is bound or which is applicable to any of their respective properties or assets, except as noted in (a) above; (c) require the approval, consent or authorization of any federal, state or local court, or any federal, state or local governmental agency, or any creditor of NTS/Lake Forest or NTS/Virginia, or any other person or entity, except as set forth on Schedule 5; (d) give any party with rights under any lease, agreement, contract, instrument, arrangement or commitment of any nature, including, specifically, but without limitation, any of the contracts listed on
Schedule 6, or under any judgment, decree, award, writ, injunction, order or other restriction, the right to terminate, modify or otherwise change the rights or obligations of NTS/Lake Forest or NTS/Virginia thereunder; or (e) result in the imposition of any lien, charge, encumbrance, security interest or restrictions of any nature whatsoever on any assets of NTS/Lake Forest or NTS/Virginia or the NTS/Lake Forest Shares or the NTS/Virginia Shares.

                           (iii)  Both  NTS/Lake  Forest  and  NTS/Virginia  has
complied, and each is in material compliance, with all statutes, laws, regulations, rules, codes,ordinances and orders affecting it or its respective business and operations.

                  (j) Bank Accounts. Included as Schedule 7 is a true and complete list of the name of each bank, brokerage firm or other financial institution with which either NTS/Lake Forest or NTS/Virginia has a depository, trading, margin, purchase, lending or other account, or a line of credit, or from which it is authorized to effect loans, or where it maintains any safe deposit box, and the names of all persons authorized to draw on such accounts, effect such loans or who have access to such safe deposit boxes.

                  (k) Books and Records. Prior to the date hereof, NTS/Lake Forest and NTS/Virginia have made available to the Fund for its examination all of their respective financial and accounting books and records (the "Records"). All transactions are recorded in the Records as necessary to permit preparation of accurate and complete financial statements in conformity with generally accepted accounting principles and to maintain proper accountability. There have been no transactions involving the business of either NTS/Lake Forest or NTS/Virginia which properly should have been set forth in the Records and which have not been accurately set forth therein. No changes or additions to the Records have been made from the date the Records were first made avail able to the Fund, except such changes and additions which have been made in the ordinary course of business consistent with prior practices and which have been made available to the Fund.

                  (l)      No Employees; No Benefits.

          (i) Neither NTS/Lake Forest nor NTS/Virginia maintains regular employ-ees, and each currently borrows employees as needed from NTS Development Company, which is reimbursed therefor by NTS/Lake Forest and NTS/Virginia as appropriate. Neither NTS/Lake Forest nor NTS/Virginia maintains or contributes to any "employee pension benefit plans" ("Pension Plans") (as described in the Employee Retirement Income Security Act, as amended ("ERISA")), including any simplified employee pension plan as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or any "employee welfare benefit plans" ("Welfare Plans") (as described in ERISA), or any "multi-employer plan" ("Multi-Employer Plans") (as defined in ERISA or the Code), nor does either NTS/Lake Forest or NTS/Virginia have any form of plan or agreement with any of its employees, officers, directors, agents or representatives providing for present or future employee benefits or deferred compensation of any nature whatsoever, nor any plans or agreements providing stock options, stock purchase or any other employee benefits of any nature whatsoever.

           (m)Environmental Matters. To the current knowledge of NTS/Lake Forest and NTS/Virginia, and to the knowledge of Nichols and Good, and except as set forth on Schedule 8:

      (i) No toxic, hazardous, dangerous, radioactive or inflammable materials, substances or wastes, or petroleum, its products and by-products, or oil or oi waste (collectively,

"hazardous substances") have been generated, manufactured, refined, transported, treated, handled, transferred, produced, processed, disposed of, stored, or are present on, in or under, the real property owned by NTS/Lake Forest or NTS/Virginia, or on, in or under any real property utilized by either NTS/Lake Forest or NTS/Virginia in the conduct of business, except in accordance with applicable laws, rules and regulations;

       (ii) NTS/Lake Forest and NTS/Virginia are in compliance with all federal, state and local statutes, rules, ordinances and other laws and regulations relating to hazardous substances or otherwise to the protection of the environment, including, without limitation, the Solid Waste Disposal Act, as amended by the Resource Conservation Act and the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.6901, et seq.; the Clean Air Act, 42 U.S.C. ss.7401, et seq.; the Clear Water Act, 33 U.S.C. ss.1251, et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.300f, et seq.; the Toxic Substances Control Act, 15 U.S.C. ss.2601, et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss.136, et seq.; the Emergency Planning and Community Right-To- Know Act, 42 U.S.C. ss.11001, et seq.; and the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.9601, et seq. ("CERCLA"), and any foreign laws, statutes, rules, orders, ordinances and other laws and regulations thereunder, all as amended, relating to or regulating hazardous or toxic substances or air, water or land quality, waste, or other similar environmental matters ("Environmental Laws");

                           (iii) No liens have been asserted  against any assets
of NTS/Lake Forest or NTS/Virginia, for all or any portion of the costs or expenses associated with the reclamation or clean-up of any waste disposal site or other property under CERCLA or any other Environmental Laws; and

      (iv) There are no pending or threatened claims, assessments, or litigation against either NTS/Lake Forest or NTS/Virginia with respect to any alleged noncompliance with any Environmental Laws.

      (v) There are currently no underground storage tanks on the property owned by NTS/Lake Forest or NTS/Virginia.

                           (vi)  Attached to Schedule 8, and made a part of this
Agreement is a copy of the summaries from the latest environmental assessments pertaining to any portions of the Lake Forest North Project and the Fawn Lake Project, and these assessments have not disclosed anything that is likely to have a material adverse impact on the liability of the respective owners of such properties under environmental laws or for common law nuisance.

For purposes of this Agreement, the phrase "current knowledge" shall mean and refer only to the actual knowledge (i.e. not constructive knowledge) of the individuals who are officers or directors of the entity referred to as of the date of this Agreement.

                  (n) Minutes and Stock Books. Prior to the date hereof, NTS/Lake Forest and NTS/Virginia have made available to the Fund for its examination their respective minute and stock books.

                  (o) No Subsidiaries. Neither NTS/Lake Forest nor NTS/Virginia owns any capital stock of, nor does it have any proprietary interest in, any other corporation, association, partnership, joint venture or other business organization.

                  (p)      Tax Returns; Tax Elections.

                           (i)      NTS/Lake Forest and NTS/Virginia have both
(1) prepared, signed and filed all federal, state, local and other tax returns and reports required to be filed by all applicable statutes, laws, rules and regulations on or before the date hereof, (2) paid all taxes or installments thereof, interest, penalties, assessments and deficiencies of every kind and nature whatsoever which were due and owing on or with respect to such tax returns and reports or which were or are otherwise due and owing under all applicable statutes, laws, rules and regulations for any periods for which returns or reports were due, and (3) timely paid in full all ad valorem property taxes and other assess ments levied on its assets and properties which have heretofore become due and payable. There are no actions, suits, proceedings, arbitrations, examinations, investigations or claims now pending, nor, to the current knowledge of either NTS/Lake Forest or NTS/Virginia, proposed, against either of them, nor are there any matters under discussion with the Internal Revenue Service, or other federal, state, local or other governmental authority, relating to any taxes or assessments, or any claims or deficiencies with respect thereto.
                  (q)  Litigation.  Except  as set forth on  Schedule  9, to the current knowledge of NTS/Lake Forest and NTS/Virginia, there are no investigations, actions, suits, claims, arbitrations or proceedings, either judicial, administrative or otherwise, pending, threatened, or contemplated, against or affecting (i) either of NTS/Lake Forest or NTS/Virginia, or any of their respective proper ties, business, assets, or operations, (ii) any employee, officer, director, agent or representative of either NTS/Lake Forest or NTS/Virginia (in his or her capacity as such), (iii) the transactions contemplated hereunder, or (iv) the ownership of the NTS/Lake Forest Shares or the NTS/Virginia Shares.

                  (r) Title Insurance. To the current knowledge of NTS/Lake Forest and NTS/Virginia, and to the knowledge of Nichols and Good, and except as set forth on Schedule 10:

                           (i)      In connection with the purchase of the real
property  comprising  the Lake Forest North  Project and the Fawn Lake  Project,
NTS/Lake Forest and NTS/Virginia have obtained owner's policies of title insurance in the amounts of the respective purchase prices therefor. Further, the Fund has previously been furnished with mortgagee's policies of title insurance for the Lake Forest North Loan and the Fawn Lake Loan. Attached hereto and made a part hereof as Schedule 10 are copies of the mortgagee's policies of title insurance previously
                                       11
issued to the Fund with respect to the Lake Forest North Loan and the Fawn Lake Loan, together with copies of the latest endorsements thereto.

                           (ii)     NTS/Lake Forest and NTS/Virginia each have
good and marketable title to the respective real property owned thereby, subject to liens, encumbrances, conditions, covenants and restrictions of record. The Fund hereby acknowledges that NTS/Virginia is a defendant in an action brought in Spotsylvania County, Virginia, by a neighboring landowner claiming a right of access and/or easement over certain lands of NTS/Virginia, which action is being defended by Southern Title Insurance Company for and on behalf of NTS/Virginia, and that a portion of the costs of such action are also being paid by NTS/Virginia. The real property at issue in such litigation is not material to the development of the Fawn Lake Project.

         4.       Management Agreements.

                  (a) It is a condition precedent to this Agreement that the Manager and (i) NTS/Virginia enter into a Property Management Agreement for Fawn Lake in the form of Exhibit A attached hereto and made a part hereof, and (ii) NTS/Lake Forest enter into a Property Management Agreement for Lake Forest in the form of Exhibit B attached hereto and made a part hereof (collectively, the "Management Agreements").

                  (b) The Fund shall cause each of NTS/Lake Forest and NTS/Virginia to pay to the Manager as and when due the Reimbursements and the Incentive Payment as contemplated by the Management Agreements, and the Fund hereby guarantees the payment and performance thereof as and when due.

                  (c) In the event of any conflict between the terms of this Agreement and the terms of the respective Management Agreements, the terms of the Managements Agreements shall be deemed controlling.

         5. NTS Advisory.

                   Recognizing the restructuring of the loans on the Projects, NTS Advisory hereby agrees that the cumulative advisory fees to which it would otherwise be entitled for the Lake Forest North and Fawn Lake Projects will be assessed and due and payable only upon the occurrence of certain events, including (a) the unilateral termination by the Fund of the advisory agreement between NTS Advisory and the Fund, or the election of the Fund not to renew the advisory agreement, or the termination thereof by NTS Advisory due to the default of the Fund thereunder, (b) the unilateral termination of either or both of the Management Agreements by the Fund, without cause, or the election of the Fund not to renew either or both of the Management Agreements, or the termination thereof by the Manager due to the default of the Fund thereunder,
(c) the refusal by the Fund upon request of NTS Advisory to distribute to the shareholders of the Fund excess funds generated from the sale of lots and other assets of the Lake Forest North and Fawn Lake Projects, country club memberships, ancillary services and the Fawn Lake Country Club which are not deemed necessary by Manager for the continued operation and/or development of the Projects or are not reasonably necessary to cover the Fund's normal and reasonable operating expenses incurred in the ordinary course of business (e.g. expenses for accounting and auditing services, taxes and insurance) (collectively, the "Ordinary Expenses"), but excluding from the computation of Ordinary Expenses any and all expenses related to (A) interest on, and fees and expenses related to, monies borrowed by the Fund for any purpose except for (1) the payment of the Fund's otherwise Ordinary Expenses, or (2) direct investment by the Fund in NTS/Virginia for purposes of the Fawn Lake Project, in NTS/Lake Forest for purposes of the Lake Forest North Project and/or in Orlando Lake Forest Joint Venture ("OLFJV"), unless such borrowings have received the express prior written approval of Manager, and (B) expenses incurred by the Fund with respect to any project or investment other than the Fawn Lake Project, the Lake Forest North Project or OLFJV, and (d) upon election of NTS Advisory upon the occurrence of any of the following after a Control Transfer (as hereinafter defined) without the prior written consent of NTS Advisory and Manager: (i) replacement of a majority of the Fund's independent directors that were members of the Board of Directors of the Fund (the "Board") at the time that a Control Party (as hereinafter defined) acquires effective control of the Fund (the "Control Transfer"), with new members of such Board who NTS Advisory or Manager reasonably determines are unacceptable thereto; (ii) the Fund and/or the Board takes or causes to be taken any action which would reasonably be expected to materially inhibit the orderly completion of any Plan (as hereinafter defined) or the accomplishment of Manager's duties or realization of Manager's benefits under the Management Agreements; (iii) the Fund and/or the Board fails to perform some material act or required duty of the Fund under this Agreement;
(iv) the Fund or the Board acts or fails to act in such an egregious, uncooperative or unreasonable manner that Manager reasonably believes that its ability to perform its obligations, and realize its benefits, under the Management Agreements, or that the interests of any guarantors of indebtedness on the Project who are affiliated with Manager (including, without limitation, NTS Corporation and/or Mr. J. D. Nichols) are or will be materially adversely impacted by such acts or omissions to act without an extraordinary effort, accommodation and sacrifice on the part of the Manager and such guarantors. For purposes hereof, (i) a "Control Party" is a person (or persons acting together or in concert for such purpose described herein, hereinafter defined as a "Group"), who acquires control of the Fund, who does not as of the date of this Agreement hold voting control of the Fund, and who is not (1) an affiliate of a person or Group who holds voting control of the Fund as of the date of this Agreement, (2) an affiliate of NTS Advisory or the Manager, (3) a member of the NTS Group (as hereinafter defined), or (4) an affiliate of a member of the NTS Group, and (ii) a "Plan" shall be any written development, sales, marketing or related plan or plans with respect to either of the Projects agreed to by the Manager, either of NTS/Lake Forest or NTS/Virginia and/or the Fund and existing at the time of Control Transfer, and any extension, component or constituent part thereof, as may have been amended or modified from time to time, which the terms thereof is to be deemed a Plan hereunder. The provisions of this paragraph 5 shall be deemed to modify and amend the terms of the Advisory Agreement, and shall survive the consummation of the transactions contemplated by this Agreement, any provision of this Agreement to the contrary notwithstanding.

         6.       Access.

                  The NTS Parties shall permit the Fund and its representatives full access, at all reasonable times after the date hereof, to the books, records, property and personnel involved in the affairs of the Fund and the Projects as the Fund may reasonably request in order to facilitate a complete investigation, inspection and analysis by the Fund of the businesses and prospects of the Fund and the Projects to be assumed by the Fund. The NTS Parties shall also make available their attorneys, accountants and other outside consultants for the purpose of discussing with the Fund (and its representatives) the business and prospects of the Fund and the Projects.

         7.       Conditions to Closing.

                  The obligation of the Fund to consummate the transactions contemplated by this Agreement shall be conditioned upon the following:

                  (a) All representations and warranties made hereunder by the NTS/Lake Forest Shareholders and NTS/Virginia Shareholders shall be true, correct and complete in all material respects as of the date hereof;

                  (b)  The  NTS/Lake  Forest   Shareholders   and   NTS/Virginia
Shareholders shall have performed and complied with all material agreements and conditions to be performed or complied with by them hereunder;

                  (c) No material litigation or governmental action shall be pending or threatened with respect to the transaction contemplated hereby; and

                  (d) The Special Committee of Independent Directors of the Fund shall have approved this Agreement and the related ancillary documents.

         8.       Deliveries and Actions Taken Upon Execution.

                  (a) Deliveries by NTS/Lake Forest Shareholders. On the date hereof, the NTS/Lake Forest Shareholders delivered to the Fund and/or agree to deliver to the Fund (duly executed where appropriate):

                           (i)      the certificate(s) and stock power(s) for
all of the NTS/Lake Forest Shares, except that the parties acknowledge that the certificates evidencing the NTS/Lake Forest Shares issued to Michael M. Fleishman are in the possession of NTS/Lake Forest;

                           (ii)     all consents, authorizations and approvals
referenced on Schedule 5;

                           (iii) the stock transfer and minute books and records
of NTS/Lake Forest, which are in the possession of the Manager; and

                          (iv) such other documents as were reasonably necessary
 in order to effectuate this Agreement and the consummation of the transactions contemplated hereby.

                  (b) Deliveries by NTS/Virginia Shareholders. On the date hereof, the NTS/Virginia Shareholders delivered and/or agree to deliver to the Fund (duly executed where appropriate):

                           (i)      the certificate(s) and stock power(s) for
all of the NTS/Virginia Shares, except that the parties acknowledge that the certificates evidencing the NTS/Virginia Shares issued to Michael M. Fleishman are in the possession of NTS/Virginia;

                           (ii)     all consents, authorizations and approvals
 referenced on Schedule 5;

                           (iii) the stock transfer and minute books and records
of NTS/Virginia, which the parties hereto acknowledge are in the possession of the Manager; and

                          (iv)     such other documents as were reasonably
necessary in order to effectuate this Agreement and the consummation of the transactions contemplated hereby.

                  (b) Deliveries by the Fund. On the date hereof, the Fund delivered (duly executed where appropriate):

                           (i)      $10.00 in immediately available funds to the
 NTS/Lake Forest Shareholders;

                           (ii)     $10.00 in immediately available funds to the
NTS/Virginia Shareholders;

                           (iii) copies of resolutions duly adopted by the Board
of Directors of the Fund which were in full force and effect at the time of delivery, authorizing this Agreement and the consummation of the transactions contemplated hereby, certified by the Secretary/Treasurer of the Fund as of the date hereof; and
                           (iv)such other documents as were reasonably necessary
in order to effectuate this Agreement and the consummation of the transactions contemplated hereby.

         9. Survival of Representations and Warranties. The representations and warranties contained in this Agreement, or in any agreement, instrument, certificate or document furnished pursuant hereto, shall survive the execution of this Agreement and the consummation of the trans actions contemplated hereby for a period of three (3) years. The other terms and provisions of this Agreement shall survive the execution hereof and the consummation of the transactions contemplated hereby.

         10. Entire Agreement. As used herein, the term "Agreement" shall mean this Agreement, the Exhibits hereto and the Schedules delivered in connection herewith, all of which shall be deemed to be incorporated herein as a part hereof. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof.

         11. Headings. The headings in this Agreement are included for purposes of convenience only and shall not be considered a part of the Agreement in construing or interpreting any provision hereof.

         12.      Payment of Fees and Expenses.

                  (a) Each party hereto represents and warrants to the others that such party has had no dealing with any business broker, agent, representative or other person so as to entitle such business broker, agent, representative or other person to any commission, finder's fee or similar payment in connection with the transactions contemplated by this Agreement.

                  (b) The parties hereto shall each bear their own costs and expenses incurred in connection with the transactions described herein, including, without limitation, the fees and expenses of their counsel and accountants.

         13. Exhibits; Schedules. All Exhibits and Schedules to this Agreement shall be deemed to be incorporated herein by reference and are hereby made a part hereof as if set out in full herein. Any representation or warranty in any Schedule or Exhibit to this Agreement, or in any document referred to therein, shall be deemed to be a representation and warranty under this Agreement, all of which shall survive the consummation of the transactions contemplated hereby for a period of one (1) year.

         14. Notices. All notices, requests, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and will be deemed to have been duly given (a) on the date of personal delivery, provided such notice, request, demand or communication is actually received by the party to which it is addressed in the ordinary course of delivery, or (b) (i) three (3) business days after deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, (ii) upon confirmed transmission by tele gram, cable, telex or telephonic facsimile transmission, or (iii) one (1) business day after delivery, fees prepaid, to an nationally recognized overnight courier service such as U.P.S. or Federal Express, in each case, addressed as follows, or to such other person or entity as the parties may designate by notice to the parties in accordance herewith:

         To the Fund:               NTS Mortgage Income Fund
                                    10172 Linn Station Road, Suite 200
                                    Louisville, Kentucky 40223
                                    Attn: President
                                    Facsimile No.: (502) 426-4994

         with a copy to:            Cezar M. Froelich, Esq.
                                    Shefsky & Froelich, Ltd.
                                    444 North Michigan Avenue
                                    Chicago, Illinois 60611
                                    Facsimile No.: ( 312) 527-5921

To NTS/Lake Forest or any of the NTS/Lake Forest Shareholders:

                                     NTS/Lake Forest II Residential Corporation
                                     10172 Linn Station Road, Suite 200
                                     Louisville, Kentucky 40223
                                     Attn: President
                                     Facsimile No.: (502) 426-4994

         with a copy to:            Gregory A. Compton, Esq.
                                    General Counsel
                                    10172 Linn Station Road, Suite 200
                                    Louisville, Kentucky 40223
                                    Facsimile No.: (502) 426-4994

         To NTS/Virginia or any of the NTS/Virginia Shareholders:

                                    NTS/Virginia Development Company
                                    10172 Linn Station Road, Suite 200
                                    Louisville, Kentucky 40223
                                    Attn: President
                                    Facsimile No.: (502) 426-4994

         with a copy to:            Gregory A. Compton, Esq.
                                    General Counsel
                                    10172 Linn Station Road, Suite 200
                                    Louisville, Kentucky 40223
                                    Facsimile No.: (502) 426-4994

         15. Further Assurances. Each of the parties hereto agrees to execute and deliver such additional instruments and documents and to take such additional actions as may reasonably be required from time to time in order to effectuate the transactions contemplated by this Agreement.

         16. Severability of Provisions. If any provision of this Agreement or the application thereof to any person or entity or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or entities or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and be enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

         17. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Kentucky.

         18. Amendment; Waiver. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto and any of the terms, provisions and conditions hereof may be waived only by a written instrument signed by the waiving party. Failure of any party at any time or times to require performance of any provision hereof shall not be considered to be a waiver of any succeeding breach of such provision by any party.

         19. Publicity; Confidentiality. The parties to this Agreement shall not make any press release or any other public statement or announcement concerning this Agreement or the transactions contemplated herein, except as required by law or as otherwise mutually agreed by the Fund and the Manager, nor shall the parties to this Agreement disclose the terms of this Agreement to any person or entity, other than as required by law or deemed necessary by their respective attorneys or as otherwise agreed by the Fund and the Manager, and to those parties with whom they must communi cate in order to consummate the transactions contemplated by this Agreement. It is understood by the parties hereto that all information, records, documents and instruments disclosed or delivered pursuant to this Agreement are confidential and proprietary in nature, and that each of the parties will maintain the confidentiality of such information, records, documents or instruments disclosed or delivered in connection with the negotiation of this Agreement or in compliance with the terms, conditions and covenants hereof, except for such disclosures to the duly authorized officers, directors, representatives and agents of the respective parties, or to such other parties as are necessary to consummate the transaction contemplated hereby.

         20. Number; Gender. Unless the context clearly states otherwise, the use of the singular or plural in this Agreement shall include the other and the use of any gender shall include both others.

         21. Binding Effect; Parties Affected. This Agreement shall be binding upon, inure to the benefit of and be enforceable by not only the parties hereto but also their respective successors, assigns, heirs and personal representatives. This Agreement shall not be assigned by any party hereto without the express written consent of the other parties hereto. Nothing in this Agreement shall entitle any person other than the parties hereto and their respective successors, assigns, heirs and personal representatives, to any claim, cause of action, remedy or right of any kind.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day, month and year first above written.

                           FUND:              NTS Mortgage Income Fund

                                              By:___________________________
                                              Name:________________________
                                              Title:_________________________

                           NTS/LAKE FOREST:   NTS/Lake Forest II Residential
                                              Corporation

                                              By:_____________________________
                                              Name:__________________________
                                              Title:___________________________

                           NTS/VIRGINIA:      NTS/Virginia Development Company

                                              By:_____________________________
                                              Name:__________________________
                                              Title:___________________________

NTS/LAKE FOREST SHAREHOLDERS:                 _______________________________
                                              J. D. Nichols
                                              -------------------------------
                                              Richard L. Good
                                              -------------------------------
                                              Michael M. Fleishman

NTS/VIRGINIA SHAREHOLDERS:                    _______________________________
                                              J. D. Nichols
                                              -------------------------------
                                              Richard L. Good
                                              -------------------------------
                                              Michael M. Fleishman

                           NTS CORP.:         NTS Corporation

                                              By:_____________________________
                                              Name:__________________________
                                              Title:___________________________

                           NTS ADVISORY:      NTS Advisory Corporation

                                              By:_____________________________
                                              Name:__________________________
                                              Title:___________________________

                           MANAGER:         NTS Residential Management Company

                                            By:_____________________________
                                            Name:__________________________
                                            Title:___________________________

LIST OF EXHIBITS AND SCHEDULES:

EXHIBITS:

A - Copy of Fawn Lake Property Management Agreement
B - Copy of Lake Forest Property Management Agreement


SCHEDULES:

1.       Articles and By-Laws of NTS/Lake Forest and NTS/Virginia
2.       Financial Statements
3.       Disclosures of Liabilities Not Reflected on Financial Statements
4.       Disclosures of Actions Since Date of Acquisition Balance Sheets
5.       Required Approvals (Para. 3(i)(ii))
6.       Specified Contracts (Para. 3(i)(ii))
7.       Bank Accounts (Para. 3(j))
8.       Environmental Disclosures (Para. 3(m))
9.       Pending Litigation (Para. 3(q))
10.      Mortgagee's Title Insurance Policies (Para. 3(r))

                                    AGREEMENT

         THIS AGREEMENT ("Agreement") is made and entered into as of the 1st day of October, 1997, by and among (i) NTS MORTGAGE INCOME FUND, a Delaware corporation with principal office and place of business in Louisville, Kentucky (the "Fund"), (ii) NTS/VIRGINIA DEVELOPMENT COMPANY, a Virginia corporation ("NTS/Virginia"), (iii) JOE J. GIBBS, ROBERT FRALEY and DONALD R. MEREDITH, as individual shareholders of NTS/Virginia (collectively, the "NTS/Virginia Shareholders"), and (iv) J. D. NICHOLS ("Nichols"), and RICHARD L. GOOD ("Good").

WITNESSETH:

         WHEREAS, NTS/Virginia is indebted to the Fund on a non-recourse basis for a loan (the "Fawn Lake Loan") in the principal amount of $30,000,000.00 made by the Fund for the development of certain real property located in Spotsylvania County, Virginia, more commonly known as the "Fawn Lake" subdivision and related amenities, including, without limitation, the privately-owned Fawn Lake Country Club (collectively, the "Project"), as evidenced by that certain promissory note dated September 8, 1989, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $14,000,000.00, as amended and restated by that certain promissory note dated November 19, 1990, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $18,000,000.00, as amended and restated by that certain promissory note dated June 30, 1991, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $20,000,000.00, as amended and restated by that certain promissory note dated July 1, 1994, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $20,000,000.00, as amended and restated by that certain promissory note dated December 1, 1994, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $28,000,000.00, and as amended and restated by that certain promissory note dated March 12, 1996, made by NTS/Virginia, payable to the order of the Fund and in the face principal amount of $30,000,000.00 (collectively, the "Fawn Lake Note"), which Fawn Lake Note is secured by that certain Credit Line Deed of Trust and Security Agreement dated September 8, 1989, granted by NTS/Virginia in favor of Phillip Sasser, Jr. and James E. Jarrell, Jr., Trustees for the benefit of the Fund, of record in Deed Book 874, Page 184, as amended on November 19, 1990, of record in Deed Book 945, Page 263, as amended on June 30, 1991, of record in Deed Book 984, Page 46, as amended on July 1, 1994, of record in Deed Book 1269, Page 525, as amended on March 12, 1996, of record in Deed Book 1398, Page 426, as amended on August 1, 1996, of record in Deed Book 1411, Page 622, and as amended on November 9, 1996, all in the records of Spotsylvania County, Virginia (collectively, the "Fawn Lake Mortgage"), which Fawn Lake Note and Fawn Lake Mortgage were collaterally assigned by the Fund to Bank of Louisville and Trust Company pursuant to that certain Note Pledge Agreement dated December 28, 1994 and that certain Collateral Assignment of Deed of Trust and Security Agreement dated December 28, 1994, of record in Deed Book 1269, Page 530, in the records of Spotsylvania County, Virginia; and


         WHEREAS, the NTS/Virginia Shareholders are the beneficial and record holders of 150 shares of the common capital stock of NTS/Virginia, no par value per share, and 90 of which shares are non-voting (the "NTS/Virginia Shares"); and

         WHEREAS, the Fund and NTS/Virginia have agreed to restructure their relationship pursuant to the terms of that certain Agreement of even date herewith (the "Stock Conveyance Agreement"), by and among, inter alia, NTS/Virginia, Nichols, Good, Michael M. Fleishman ("Fleishman") and the Fund, pursuant to which Stock Conveyance Agreement the Fund agrees to assume ownership and control of the Project in the Fund by way of a conveyance to the Fund of the common capital shares of NTS/Virginia; and

         WHEREAS, pursuant to the Stock Conveyance Agreement, Nichols, Good and Fleishman have conveyed all of their respective right, title and interest in and to the common capital stock of NTS/Virginia to the Fund; and

         WHEREAS, the NTS/Virginia Shareholders desire to join herein for purposes of agreeing to the conveyance of the NTS/Virginia Shares to the Fund, on the terms and conditions set forth herein:

         NOW, THEREFORE, in consideration of the foregoing preambles, the mutual promises and covenants set forth herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Acquisition of Stock.

                  (a) The NTS/Virginia Shareholders hereby transfer, assign, sell, convey and deliver the NTS/Virginia Shares to the Fund, and the Fund hereby acquires the NTS/Virginia Shares from the NTS/Virginia Shareholders for the consideration and upon the terms and conditions set forth in this Agreement.

                  (b) Nichols and Good join herein and represent and warrant to the NTS/Virginia Shareholders, and the Fund acknowledges, that (i) pursuant to the Stock Conveyance Agreement, Nichols, Good and Fleishman have conveyed to the Fund, for and in consideration of the sum of Ten Dollars ($10.00), their entire respective right, title and interest in and to the common capital stock of NTS/Virginia, and (ii) after such conveyance, and the conveyance of the NTS/Virginia Shares by the NTS/Virginia Shareholders to the Fund as contemplated by this Agreement, the Fund will be the sole shareholder of NTS/Virginia.

         2.       Consideration for Transfer.

                  (a) The aggregate purchase price for the NTS/Virginia Shares is Ten Dollars and 00/100 Dollars ($10.00), the receipt of which is hereby acknowledged by the NTS/Virginia Shareholders, who have surrendered to Fund the certificate(s) representing all of the NTS/Virginia Shares, duly endorsed by the NTS/Virginia Shareholders in favor of the Fund.

                  (b) In connection with the consummation of the transactions contemplated by this Agreement, the Fund and NTS/Virginia acknowledge and agree that none of the NTS/Virginia Shareholders have any personal liability for (i) any principal of or interest on, the Fawn Lake Loan, or other sums due and/or payable in connection therewith, and (ii) any principal or interest due with respect to the conveyance heretofore of any residential building lots from NTS/Virginia to any of the NTS/Virginia Shareholders.

         3. Representations and Warranties Regarding NTS/Virginia Shares. The NTS/Virginia Shareholders hereby represent and warrant as follows:

                  (a) Title to Shares; Authority. (i) The NTS/Virginia Shareholders (1) are the record, lawful and beneficial owners of their respective shares of the issued and outstanding non-voting shares of capital stock of NTS/Virginia, and (2) have good and marketable title to their respective NTS/Virginia Shares and hold them free and clear of all claims, liens, pledges, encumbrances, equities, calls, assessments, proxies and charges of every nature whatsoever. The NTS/Virginia Shareholders have full right, power, authority and capacity to execute and deliver this Agreement and to perform it in accordance with its terms.

                  (b) Stock Restrictions. None of the NTS/Virginia Shares are subject to any proxy or voting trust, or any stock restriction, stock purchase or stock redemption agreement, or any similar agreement restricting or governing the transfer or voting of any of such shares.

                  (c) Authorization. This Agreement has been duly executed and delivered by each of the NTS/Virginia Shareholders, and constitutes the legal, valid and binding obligations thereof, enforceable against each of them in accordance with the terms hereof.

         4.       Deliveries and Actions Taken Upon Execution.

                  (a)  On  the  date  hereof,   the  NTS/Virginia   Shareholders
delivered and/or agree to deliver to the Fund (duly executed where appropriate):

                       (i) the certificate(s) and stock power(s) for all of the NTS/Virginia Shares; and

                       (ii) such other documents as are reasonably necessary in order to effectuate this Agreement and the consummation of the transactions contemplated hereby.

                  (b) On the date hereof, the Fund delivered (duly executed where appropriate):

                       (i) $10.00 in immediately available funds to the NTS/Virginia Shareholders;

                      (ii) copies of resolutions duly adopted by the Board of Directors of the Fund which were in full force and effect at the time of delivery, authorizing this Agreement and the consummation of the transactions contemplated hereby, certified by the Secretary/Treasurer of the Fund as of the date hereof; and

                      (iii)  such  other   documents  as  were   reasonably
necessary in order to effectuate this Agreement and the consummation of the transactions contemplated hereby.

         5. Entire Agreement. As used herein, the term "Agreement" shall mean this Agreement and any Exhibits attached hereto, all of which shall be deemed to be incorporated herein as a part hereof. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof.

         6. Headings. The headings in this Agreement are included for purposes of convenience only and shall not be considered a part of the Agreement in construing or interpreting any provision hereof.

         7. Payment of Fees and Expenses.

                  (a) Each party hereto represents and warrants to the others that such party has had no dealing with any business broker, agent, representative or other person so as to entitle such business broker, agent, representative or other person to any commission, finder's fee or similar payment in connection with the transactions contemplated by this Agreement.

                  (b) The parties hereto shall each bear their own costs and expenses incurred in connection with the transactions described herein, including, without limitation, the fees and expenses of their counsel and accountants.

         8. Notices. All notices, requests, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and will be deemed to have been duly given (a) on the date of personal delivery, provided such notice, request, demand or communication is actually received by the party to which it is addressed in the ordinary course of delivery, or (b) (i) three (3) business days after deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, (ii) upon confirmed transmission by telegram, cable, telex or telephonic facsimile transmission, or (iii) one (1) business day after delivery, fees prepaid, to an nationally recognized overnight courier service such as U.P.S. or Federal Express, in each case, addressed as follows, or to such other person or entity as the parties may designate by notice to the parties in accordance herewith:

         To the Fund:               NTS Mortgage Income Fund
                                    10172 Linn Station Road, Suite 200
                                    Louisville, Kentucky 40223
                                    Attn: President
                                    Facsimile No.: (502) 426-4994

         with a copy to:            Cezar M. Froelich, Esq.
                                    Shefsky & Froelich, Ltd.
                                    444 North Michigan Avenue
                                    Chicago, Illinois 60611
                                    Facsimile No.: (312) 527-5921

         To any of the NTS/Virginia Shareholders:

                                    c/o Mr. Joe J. Gibbs
                                    Joe Gibbs Racing
                                    9900 Twin Lakes Parkway
                                    Charlotte, North Carolina 28269
                                    Facsimile No.: (704) 892-0645

         To NTS/Virginia:           NTS/Virginia Development Company
                                    10172 Linn Station Road, Suite 200
                                    Louisville, Kentucky 40223
                                    Attn: President
                                    Facsimile No.: (502) 426-4994

         with a copy to:            Gregory A. Compton, Esq.
                                    General Counsel
                                    10172 Linn Station Road, Suite 200
                                    Louisville, Kentucky 40223
                                    Facsimile No.: (502) 426-4994

         9. Further Assurances. Each of the parties hereto agrees to execute and deliver such additional instruments and documents and to take such additional actions as may reasonably be required from time to time in order to effectuate the transactions contemplated by this Agreement.

         10. Severability of Provisions. If any provision of this Agreement or the application thereof to any person or entity or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or entities or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and be enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Kentucky.

         12. Amendment; Waiver. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto and any of the terms, provisions and conditions hereof may be waived only by a written instrument signed by the waiving party. Failure of any party at any time or times to require performance of any provision hereof shall not be considered to be a waiver of any succeeding breach of such provision by any party.

         13. Publicity; Confidentiality. The parties to this Agreement shall not make any press release or any other public statement or announcement concerning this Agreement or the transactions contemplated herein, except as required by law or as otherwise agreed by the Fund, nor shall the parties to this Agreement disclose the terms of this Agreement to any person or entity, other than as required by law or deemed necessary by their respective attorneys or as otherwise agreed by the Fund, and to those parties with whom they must communicate in order to consummate the transactions contemplated by this Agreement. It is understood by the parties hereto that all information, records, documents and instruments disclosed or delivered pursuant to this Agreement are confidential and proprietary in nature, and that each of the parties will maintain the confidentiality of such information, records, documents or instruments disclosed or delivered in connection with the negotiation of this Agreement or in compliance with the terms, conditions and covenants hereof, except for such disclosures to the duly authorized officers, directors, representatives and agents of the respective parties, or to such other parties as are necessary to consummate the transaction contemplated hereby.

         14. Number; Gender. Unless the context clearly states otherwise, the use of the singular or plural in this Agreement shall include the other and the use of any gender shall include both others.

         15. Binding Effect; Parties Affected. This Agreement shall be binding upon, inure to the benefit of and be enforceable by not only the parties hereto but also their respective successors, assigns, heirs and personal representatives. This Agreement shall not be assigned by any party hereto without the express written consent of the other parties hereto. Nothing in this Agreement shall entitle any person other than the parties hereto and their respective successors, assigns, heirs and personal representatives, to any claim, cause of action, remedy or right of any kind. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original, and all of which constitute collectively one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day, month and year first above written.


                           FUND:            NTS Mortgage Income Fund

                                            By:___________________________
                                                     Richard L. Good
                                                     President


                           NTS/VIRGINIA:    NTS/Virginia Development Company

                                            By:_____________________________
                                                     Richard L. Good
                                                     President


NTS/VIRGINIA SHAREHOLDERS:                  _______________________________
                                            Joe J. Gibbs

                                            -------------------------------
                                            Robert Fraley

                                            -------------------------------
                                            Donald R. Meredith


NICHOLS:                                    _______________________________
                                            J. D. Nichols, individually


GOOD:                                       _______________________________
                                            Richard L. Good, individually

                          PROPERTY MANAGEMENT AGREEMENT

         THIS PROPERTY MANAGEMENT AGREEMENT (the "Agreement") is made and entered into as of the 1st day of October, 1997, by and between (i) NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation ("Owner"), (ii) NTS RESIDENTIAL MANAGEMENT COMPANY, a Kentucky corporation ("Manager"), and (iii) NTS MORTGAGE INCOME FUND, a Delaware corporation ("Fund").

                                   WITNESSETH:

         WHEREAS,  Owner  is  the  developer  of  a  single-family   residential
subdivision known as "Lake Forest Subdivision" located in Jefferson County, Kentucky ("Lake Forest"); and

         WHEREAS, the issued and outstanding common capital stock of Owner has contemporaneously herewith been acquired by the Fund pursuant to that certain Agreement of even date herewith by and among the Fund, Owner and others (the "Stock Acquisition Agreement"); and

         WHEREAS, Lake Forest comprises two subdivision phases, one generally known as "Lake Forest South" which was primarily developed from real property owned by NTS-Lake Forest, a Kentucky limited partnership ("NTS-LF") or NTS-Lake Forest Investments, Ltd., a Kentucky limited partnership ("NTS-LFI"), and the other generally known as "Lake Forest North" which has been primarily developed from real property owned by Owner; and

         WHEREAS, subdivision plats for certain sections of residential subdivision lots of Lake Forest (individually, a "Section", and collectively, the "Sections") have been recorded in the Office of the Clerk of Jefferson County, Kentucky, as more particularly described on Exhibit A attached hereto and made a part hereof, with certain lots having been conveyed therefrom by NTS-LF and Owner, as applicable; and

         WHEREAS, Lake Forest is planned to incorporate therein certain unplatted and undeveloped real property now or hereafter owned by Owner, NTS-LF and/or NTS-LFI, including, without limitation, the real property more particularly described on Exhibit B attached hereto and made a part hereof (the "Unplatted Land"), and additional lands, whether owned by Owner, NTS-LF or NTS-LFI, or by others affiliated or unaffiliated therewith, may from time to time be incorporated within Lake Forest; and

         WHEREAS, certain declarations of covenants, conditions and restrictions have been recorded, and supplemented, amended and/or modified, in the aforesaid Clerk's Office with respect Lake Forest, as more particularly described on Exhibit C attached hereto and made a part hereof (collectively, the "CC&R's"), and Owner presently holds the rights and responsibilities of "Developer" under the CC&R's; and

         WHEREAS, Lake Forest Community Association, Inc., a Kentucky non-profit corporation ("LFCA"), has been organized pursuant to the CC&R's to own and/or manage, operate and maintain the common area and common amenities of Lake Forest, and under the CC&R's, Owner retains operating control of LFCA, and is responsible for advancing funding to cover operating deficits of LFCA, subject to the terms of the CC&R's and to certain other existing agreements of Owner and LFCA of which Manager has been made aware; and

         WHEREAS, Owner has constructed within Lake Forest a golf course, country club clubhouse and other country club facilities known as "Lake Forest Country Club", which the Owner is obligated to convey to Lake Forest Country Club, Inc., a Kentucky non-profit corporation ("LFCC"), under the Lake Forest Country Club Membership Plan, as amended from time to time (the "LFCC Membership Plan"), a copy of which is attached hereto and made a part hereof as Exhibit D, and that certain Exchange Agreement, executed by LFCC and the Owner as contemplated by the LFCC Membership Plan (the "LFCC Exchange Agreement"), a copy of which is attached hereto and made a part hereof as Exhibit E; and

         WHEREAS, under and pursuant to the LFCC Membership Plan, the Owner is responsible for managing LFCC and its facilities, retains operating control of LFCC, is responsible for advancing funding to cover operating deficits of LFCC and is entitled to the proceeds of sale of memberships in LFCC, all as more particularly described therein; and

         WHEREAS, Owner desires to retain the services of Manager, as an independent contractor and as authorized agent for Owner, to manage (a) the development and operations of Lake Forest, including, without limitation, the development of the Unplatted Land into Sections and the sale of lots from such Sections, (b) the operations of LFCC, including, without limitation, the sale of memberships in LFCC, and (c) the operations of LFCA, pursuant to the express terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                         APPOINTMENT OF MANAGER AND TERM

Section 1.1 Exclusive Agency. (a) Owner hereby hires and appoints Manager on the terms and conditions hereinafter provided, as the sole and exclusive management agent of Owner for the day-to-day control and management of the business of Owner, including, without limitation (i) the continued operation of Lake Forest, including, without limitation, the completion of development of any Sections presently unfinished, the completion of bond release work for developed Sections and the development of Sections on and from the Unplatted Property and other property hereinafter incorporated within Lake Forest from time to time with the prior written consent of Manager, and, as authorized agent for Owner, the marketing and sale of lots from existing Sections and Sections to be developed on and from the Unplatted Land owned by Owner, (ii) the operations of LFCC, including, without limitation, the sale of memberships in LFCC, (iii) the operations of LFCA, and (iv) the provision and/or sale of ancillary goods and services as selected by Manager with respect to any of the foregoing (collectively, the "Project"). Manager hereby accepts said appointment and recognizes that a relationship of trust and confidence is created by this Agreement, and agrees to use its reasonable good faith efforts to diligently and in a first class manner manage the foregoing so as to effectuate an efficient and economic operation thereof.

         (b) Following the approval of applicable Budgets (as hereinafter defined), Manager shall, without the need for further approval of Owner, use its reasonable good faith efforts to conduct the day-to-day business of Owner, and LFCA and LFCC, as contemplated in this Agreement, within the scope of the applicable Budgets. The Manager shall be deemed to be conducting the business of the Owner "within the scope of the applicable Budgets" for so long as (i) the funds expended or expenses incurred with respect to any line item set forth in the Budget which pertains to operating costs, and for development costs based on the average cost per lot, do not exceed the approved amount of such line item by more than (1) twenty percent (20%) for each line item of Fifty Thousand Dollars ($50,000.00) or less, or (2) ten percent (10%) for each line item greater than Fifty Thousand Dollars ($50,000.00), (ii) the total of the funds expended or expenses incurred in any one Fiscal Year does not exceed by more than ten percent (10%) the total Budgets approved for such Fiscal Year, unless otherwise agreed by Manager and Owner, and (iii) the actual aggregate sale prices and/or lease payments obtained upon the sale and/or lease of portions of such Section are not more than ten percent (10%) less than the target sales prices and/or lease payments to be obtained upon the sale and/or lease of portions of such Section as provided for in a Budget, unless otherwise approved by Manager and Owner; provided, the Manager shall incur no liability to the Owner, LFCC or LFCA and/or any other person or entity should the Manager inadvertently not be conducting business within the scope of the applicable Budgets or should the same result from force majeure, governmental acts or intervention, Acts of God or other matters beyond the control of the Manager. Further, Manager shall incur no liability to Owner, LFCA, LFCC and/or any other person or entity for actions taken in good faith by the Manager for and on behalf of Owner pursuant to the authority granted to the Manager herein.

         (c) Owner hereby irrevocably constitutes, designates and appoints Manager, with full power of substitution, as its true and lawful attorney-in-fact, which appointment is coupled with an interest and cannot be terminated by Owner for any reason except upon termination of this Agreement, with full power and authority, in Owner's name, place and stead, for the purposes of consummating the transactions contemplated by this Agreement, including, without limitation (i) the consummation of sales of lots in existing Sections and/or lots hereafter developed from Unplatted Land owned by Owner, and the sale of other land owned by Owner, including, without limitation, the execution and delivery for and on behalf of Owner from time to time of deeds and other instruments of conveyance deemed necessary by Manager, (ii) the operation and control of LFCC and the sale, exchange, repurchase and/or termination of memberships therein, and the execution and delivery of agreements, documents and instruments for and on behalf of Owner with respect thereto, including, without limitation (1) those deemed necessary by Manager from time to time to consummate the sale and conveyance of memberships in LFCC, and (2) a deed and other instruments of conveyance deemed necessary by Manager to consummate the conveyance of the LFCC facilities from Owner to LFCC as and when contemplated by the LFCC Exchange Agreement and the execution and delivery of such agreements, documents and instruments as may be necessary in connection therewith, (iii) the execution and delivery of agreements, documents and instruments for and on behalf of Owner with respect to the operation and control of LFCA, (iv) the institution, prosecution, compromise and/or settlement of litigation for and on behalf of Owner, LFCA and/or LFCC, and (v) the execution and delivery generally of agreements, documents and instruments for and on behalf of Owner necessary or desirable in connection with the foregoing or otherwise contemplated by this Agreement. The Power of Attorney hereby granted to Manager is a special power of attorney coupled with an interest and is irrevocable, and shall survive the dissolution, bankruptcy or insolvency of Owner. Owner hereby agrees to execute and deliver to Manager within five (5) days after receipt of the Manager's written request therefor, such other and further powers of attorney and other instruments which the Manager in its sole discretion, deems necessary or desirable to comply with any laws, rules or regulations relating to conducting the business of Owner and of the Project.

Section 1.2 Term. This initial term of this Agreement shall commence as of October 1, 1997, and thereafter continue through and including December 31, 2003; provided, that the initial term of this Agreement shall be automatically extended for such time as any Affiliate of Manager is a guarantor or is otherwise obligated on any indebtedness of Owner pertaining to the Project or otherwise. Thereafter, this Agreement shall be automatically renewed for successive terms of six (6) years each, commencing as of the expiration of the immediately preceding term, unless Owner or Manager elects not to renew this Agreement by giving written notice to the other no later than six (6) months prior to the end of the then current term; provided, that this Agreement may be otherwise terminated as set forth in Article VII hereof.

                                   ARTICLE II
              MANAGEMENT DUTIES, RESPONSIBILITIES AND COMPENSATION

Section 2.1 Performance of Duties. Manager, subject to Owner's approval rights as set forth herein, shall use its reasonable good faith efforts in the management and marketing of the Project using commercially reasonable management methods and techniques, and in providing attendant management services, and in connection with the day-to-day control and management of the business of the Project, Manager shall have the authority, for and on behalf of Owner, to among other things, all of the following on behalf of Owner and the Project, provided the same are within the scope of the applicable Budgets, except as otherwise set forth in this Agreement:

         (a) Pay when due all obligations of the Owner, but only from funds of the Project, as more particularly provided in Sections 2.6 and 2.8 of this Agreement (except that Manager may from time to time at its option, but without obligation, pay such obligations by advances of its own funds for administrative convenience and be reimbursed by the Owner);

         (b) Cause to be insured (subject to the availability of insurance at reasonable rates) the property of the Project with such coverage and in such amounts as the Manager may from time to time determine and otherwise as contemplated in Article V of this Agreement;

         (c) Acquire real and personal property as contemplated by any Budget to be incorporated in the Project, and otherwise hold and manage any and all real property owned and/or controlled by the Owner, and any interests therein and appurtenances thereto, and develop, construct, acquire and/or install such amenities, infrastructure, facilities, machinery, equipment, and the like, and to obtain and pay for services rendered by independent contractors, consultants, vendors and professionals as shall be necessary or appropriate for the development of the Project and as otherwise contemplated by this Agreement;

         (d) Advertise and otherwise promote and close the sale and/or lease of portions of the Project developed or to be developed as residential, multi-family and/or commercial building lots, or in such other form or for such uses as may be contemplated in connection with the development of the Project, and to engage the services of, and pay such commissions and fees to, such real estate brokers and/or sales agents as the Manager may deem necessary or appropriate in connection therewith;

         (e) Manager and/or its Affiliates (as hereinafter defined) may advance or lend funds for use with respect to the development of the Project, on generally the same basis and terms as may otherwise be commercially available, provided, that (i) the rate of interest per annum charged by the Manager and/or any of its Affiliates on any such loans shall in no event exceed (i) a variable rate per annum equal to the sum of one percent (1%) in excess of the " Prime Rate" as designated from time to time by Bank of Louisville and Trust Company of Louisville ("Bank of Louisville"), or (ii) in the event that Bank of Louisville is no longer in existence at the time of any such borrowings, a variable rate per annum equal to the sum of one percent (1%) in excess of the Prime Rate as reported from time to time in the Wall Street Journal;

         (f) To borrow money required for the business and affairs of the Project from others as contemplated by any Budget, and to secure the repayment thereof by executing mortgages or deeds of trust, pledging or otherwise encumbering or subjecting to security interests, assets of the Project, and to deal in all manners, including negotiation and closing on such terms as Manager shall deem acceptable in its reasonable discretion, with existing and future lenders for the Project, including, without limitation, Bank of Louisville and Trust Company;

         (g) To  operate,  manage  and  develop  the  Project  and to enter into
agreements  with  others  with  respect  to  such   management,   operation  and
development, as contemplated by this Agreement;

         (h) To employ persons at the expense of the Project in the operation and management thereof, on such reasonable terms and for such compensation as the Manager deems, in it reasonable discretion, to be in the best interests of the Project and otherwise as contemplated by Section 2.9 of this Agreement;

         (i) To incur, at the expense of the Project, bank charges with respect to bank accounts maintained pursuant to Section 2.8 of this Agreement;

         (j) To incur, at the expense of the Project, charges for the purchase of supplies, materials, equipment or similar items used in connection with the operation of the Project pursuant to Section 2.5 of, and as otherwise contemplated by, this Agreement;

         (k) To employ persons, at the expense of the Project, to perform legal and independent auditing services in connection with the operation and management of the Project, and to provide services in connection with the preparation and filing of any tax return or any other report, including, but not by way of limitation, the annual report to Owner required to be prepared pursuant to the terms of this Agreement; and

         (l) Generally, to do all things necessary or appropriate in the opinion of the Manager to carry out its duties and obligations within the scope of authority granted it under the terms of this Agreement, or pursuant to authority specifically delegated to it by the Owner.

Section 2.2 Reimbursements and Incentive Payment. Owner shall pay to Manager, as compensation for the services rendered by Manager under this Agreement, the following:

         (a) Expense Recovery. Owner shall pay directly, or shall reimburse Manager for, all actual costs and expenses (the "Expense Recovery") incurred in connection with the management and operation of the Project as contemplated by this Agreement by Manager or otherwise, including, without limitation, the cost of:

         (i) gross salary and wages, payroll taxes, insurance, worker's compensation and other fringe benefits (collectively, "Compensation Expenses") of those management, accounting, professional, engineering and development, marketing and office personnel employed by Manager and/or any of its affiliates ("Employees") (but excluding J. D. Nichols) who render services (1) full time and on-site at the Project,
         (2) with respect to the Project but who are not on-site, with respect to whom the Compensation Expenses will be appropriately pro-rated and allocated to the Project, and (3) with respect to the Project but have multiple project responsibility, with respect to whom the Compensation Expenses will be appropriately prorated and allocated to the Project;

         (ii)general accounting, bookkeeping, statistical and reporting services

         (iii) forms, papers, ledgers, Federal Express, UPS or other courier charges, fax and other telephone services (including, without limitation, long distance charges), and other supplies and equipment used in Manager's office or elsewhere with respect to the Project;

         (iv) electronic data processing, or any prorata charge thereof, for data processing provided by computer service companies, and computer and accounting equipment provided by Manager and/or any of its Affiliates;

         (v) reasonable charitable contributions as elected by Manager, all of which must be made in accordance with applicable law;

         (vi) advances made to Employees and cost of travel for matters directly related to Project operations;

         (vii) comprehensive crime insurance or fidelity bonds purchased by Manager for its own account, as required herein, and/or for the account of Owner;

         (viii) training expenses for Employees related to the Project and attendant licenses, trade associations and organizational affiliations for Employees;

         (ix) employment or recruitment fees, severance fees or relocation expenses for Employees;

         (x)  advertising and marketing expenses related to the Project;

         (xi) all sales and brokerage fees or commissions paid to brokers or sales agents, including internal fees or commissions paid to sales personnel;

         (xii) legal and other professional services related to the Project; and

         (xiii) office furnishings and all costs incidental to the operation of the office space provided on-site at the Project.

         (b) Overhead Recovery. Owner shall reimburse Manager for overhead expenses attributable to the Employees and the efforts of Manager under this Agreement an amount (the "Overhead Recovery") (the Expense Recovery and the Overhead Recovery are collectively referred to in this Agreement as the "Reimbursements") equal to three and three fourths percent (3.75%) of the Project's monthly Gross Cash Receipts (as hereinafter defined) from the operations of the Project. "Gross Cash Receipts" shall be defined as revenues collected and received (including, without limitation, promissory notes and other evidences of indebtedness received) from Project operations, including, but not limited to, (i) sales and/or leases of lots and other real property from the Project, (ii) sales of memberships in LFCC, (iii) the gross receipts of operations of LFCC, (iv) lot maintenance fees collected from lot owners, (v) all rental income, and (vi) other income and revenue collected from the sale of ancillary services related to the Project. Gross Cash Receipts shall specifically not include (i) the amount of any sales contract deposits until such time as such a deposit is applied to the purchase price of a lot or other goods or services sold or is retained upon the breach of any such sales contract, but not if applied by Owner as reimbursement for property damage or expenses incurred by Owner, (ii) prepaid rent or other prepaid revenue until such time as it is applied, (iii) insurance proceeds, (iv) services provided by Manager for an additional fee paid by the recipient, (v) tax refunds, and (vi) condemnation awards.

 . (c) Payment of Reimbursements. Manager shall be permitted to issue a check for the Reimbursements from the Project's Disbursement Account (as discussed in Section 2.8(b) below) on a monthly basis, on or after the tenth (10th) day of the next succeeding month. Any checks received by the Owner or Manager and returned by the bank for insufficient funds or otherwise shall be deducted from Gross Cash Receipts prior to calculation of the Overhead Recovery and shall not be included in Gross Cash Receipts until fully and finally collected. If returned checks are received from the bank after payment of the Reimbursements, the amount thereof shall be deducted from the next month's Gross Cash Receipts, unless such check(s) have then been paid. In the event that the Project does not have sufficient funds in the Disbursement Account or otherwise available for payment of the Reimbursements when due, the same shall accrue and shall bear interest at the Prime Rate in effect from time to time at the principal offices of Bank of Louisville and Trust Company in Louisville, Kentucky, or if such bank is no longer in existence, at the Prime Rate as published from time to time in the Wall Street Journal, and shall remain due and payable and may be paid by Manager from excess funds available at any time in the Manager's discretion.

         (d) Incentive Payment. Provided that this Agreement has not been terminated by Owner "for cause" due to a default by Manager hereunder, and for so long as Manager does not unilaterally and without cause elect to not renew this Agreement as contemplated by Section 1.3 above, then Manager shall be entitled to receive from Owner an amount (the "Incentive Payment") equal to ten percent (10%) of the Net Cash Flow of the Project from the date hereof over the remaining life thereof to completion of development and sale and conveyance of all lots and other Project assets in the ordinary course of business (hereinafter referred to as the "Project Life"). "Net Cash Flow" shall mean the excess, if any, of (i) the Gross Cash Receipts of the Project over the Project Life, over (ii) the sum of (A) all cash expenses incurred during the Project Life for the Project, including, but not by way of limitation, the Reimbursements, taxes, interest, insurance premiums, utilities, supplies and fees, as contemplated by this Agreement and/or any approved Budget, (B) all amounts paid during such period on account of amortization of the principal of any debts and/or liabilities of the Project contemplated by this Agreement and/or by any approved Budget, and (C) all capital expenditures made during such period as contemplated by this Agreement and/or any approved Budget. The Incentive Payment shall accrue from and after the date hereof and shall continue to accrue throughout the Project Life. The Incentive Payment shall be due and payable after such time as the sum of (i) the Net Cash Flow of the Project (the "Lake Forest Cash Flow"), (ii) the "Net Cash Flow" (the "Fawn Lake Cash Flow") of the Fawn Lake Subdivision project in Spotsylvania County, Virginia (the "Fawn Lake Project") under and as defined in that certain Property Management Agreement of even date herewith (the "Fawn Lake Management Agreement"), by and among Manager, the Fund and NTS/Virginia Development Company, a Virginia corporation ("NTS/Virginia"), and (iii) the Fund's interest in the "Net Cash Flow" of the Orlando Lake Forest Joint Venture, a Florida joint venture ("OLFJV"), under and as defined in that certain Amended and Restated Joint Venture Agreement of Orlando Lake Forest Joint Venture dated August 16, 1997 (the "Orlando Lake Forest Cash Flow"), would have been sufficient, if distributed to the Fund as the sole shareholder of Owner and NTS/Virginia, and as a partner of OLFJV, together with all other funds generated by the operations and investments of the Fund, less the normal and reasonable operating expenses of the Fund incurred in the ordinary course of business (e.g. expenses for accounting and auditing services, taxes and insurance) (collectively, the "Ordinary Expenses"), but excluding from the computation of Ordinary Expenses any and all expenses related to (A) interest on, and fees and expenses related to, monies borrowed by the Fund for any purpose except for (1) the payment of the Fund's otherwise Ordinary Expenses, or (2) direct investment by the Fund in the Owner for purposes of the Project, in NTS/Virginia for purposes of the Fawn Lake Project and/or in OLFJV, unless such borrowings have received the express prior written approval of Manager, and (B) expenses incurred by the Fund with respect to any project or investment other than the Project, the Fawn Lake Project or OLFJV (the Lake Forest Cash Flow, the Fawn Lake Cash Flow and the Orlando Lake Forest Cash Flow, together with all such other funds of the Fund, less the Ordinary Expenses, are hereinafter collectively referred to as the "Fund Net Cash Flow"), to enable the Fund (not considering any other investments or other use of the Fund Net Cash Flow actually made by the Fund) to return to the then existing shareholders of the Fund an amount which, after adding thereto all other payments actually made and monies actually remitted or distributed to such shareholders of the Fund over the life of the Fund, regardless of the source thereof, is at least equal to the original investment per share of the Fund made by each such shareholder (the "Fund Capital Return"). For example, if as of the date of this Agreement the shareholders of the Fund have received an aggregate amount equal to the sum of $10.00 per share from the Fund, regardless of the source of such payment, then the Fund Net Cash Flow from all sources must generate sufficient funds which would have enabled the Fund to return to its then shareholders an additional $10.00 per share as described above, to bring the total amount so received by the shareholders of the Fund to the $20.00 per share purchase price originally paid before the Manager shall be entitled to begin receiving the accrued Incentive Payment. Notwithstanding the foregoing, the Incentive Payment shall be due and payable to Manager as provided in Section
7.2 hereof.

         (e) Payment. The Fund joins herein and agrees that (i) the Fund shall cause the Lake Forest Cash Flow, the Fawn Lake Cash Flow and the Orlando Lake Forest Cash Flow to be distributed to it by the Owner, NTS/Virginia and OLFJV, respectively, and the Owner joins herein and so agrees to distribute to the Fund the Lake Forest Cash Flow, as and when received and in any event by the end of each calendar quarter, commencing March 31, 1998, and continuing at the end of each calendar quarter thereafter, and (ii) once the Fund Capital Return has been realized, the Fund shall thereafter pay to Manager a portion, not to exceed eighty percent (80%), of the Fund Net Cash Flow as and when received, and in any event within ten (10) days after the end of each calendar quarter, as necessary to cover, on a prorata basis based on the respective amounts then outstanding, of the then accrued and thereafter accruing Incentive Payment for the Project and for the Fawn Lake Project. The Fund agrees that any accrued Incentive Payment remaining unpaid after completion and sale of the Project and distribution of all Fund Net Cash Flow shall be deemed to be credited by the Fund as a payment on the Purchase Price Guaranty of NTS Guaranty Corporation to the Fund.

         (f) Sole Compensation. It is understood and agreed that the Reimbursements and the Incentive Payment set forth in this Section 2.2 shall constitute Manager's sole compensation under this Agreement for all management and support services. All income and revenues of whatever nature collected by Manager or others in connection with Project operations are and shall remain the property of the Owner.

Section 2.3 Management Reports.Manager shall timely prepare and deliver to Owner the following reports, schedules and statements:

         (a) Not later than the 30th day of each calendar month, gross Project sales and operating results for the preceding month;

         (b) Not later than the 30th day of each calendar month, a monthly unaudited operating statement reflecting all receipts, expenses and other financial results from the operation of the Project for the preceding month (including, without limitation, all deposits into the Operating Account and expenditures from the Disbursement Account) and shall, if requested by Owner, include copies of bank account statements and reconciliations, and all other information reasonably requested by Owner. Such monthly statement may reflect the operations of the Project on either a cash or accrual basis, as elected by Manager, in accordance with generally accepted accounting principles;

         (c) Not later than the 30th day of each calendar month, a cash flow statement for the Project for the preceding calendar month and for the year to date. Each such statement shall also include a Budget comparison and an explanation of all major variances (i.e. all of those not within the scope of the Budget and those with variances of more than ten percent [10%]). The cash flow statement shall be supported by schedules and statements reasonably required by the Owner from time to time;

         (d) If requested by Owner at the close of a quarter, then not later than the 90th day after the close of such quarter, and, if requested by Owner at the close of a Fiscal Year, then within one hundred eighty (180) days after the close of such Fiscal Year, a report on the state of the business and affairs of the Project, and such other information concerning the Project as may be reasonably requested by Owner, and which reports need not be audited and shall include (i) a narrative report on sales (if any), construction, employment and any other factors of significance which relate to the Project, (ii) an operating statement comparing current profit, loss and items of income and expenses to the Budget and a forecast of said items for the balance of such fiscal year with variance analysis explanation, (iii) any revisions to the Budget that Manager may recommend in light of the aforesaid forecast, provided that Manager at any time may submit to Owner for review and approval by Owner, which approval shall not be unreasonably delayed, withheld or conditioned, one or more supplements to or revisions of the Budget last approved by Owner, and (iv) a balance sheet as of the end of the applicable quarter or Fiscal Year, a related statement of net income or net loss for such period, and such other information as in the judgment of Manager shall be reasonably necessary for Owner to be advised of the results of the Project's operations;

         (e) At Owner's written election, within two hundred (200) days following the end of each Fiscal Year, at the expense of Owner, Manager shall have an annual certified audit of the Project records prepared by a firm of independent certified public accountants reasonably acceptable to Owner;

         (f) After notice from Owner, promptly upon receipt thereof, Manager shall supply to Owner a copy of all notices or statements thereafter received by Manager which: (i) concern bank accounts

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



or insurance policies or claims related to the Project; (ii) are received from any governmental agency; (iii) are received from any owner of a lot in the Project, or LFCC membership, and relate to the asserted failure of Owner to perform its obligations under applicable agreements or similar matters; or (iv) threaten or are expected to have a material effect upon the Project or Owner. Such submittal shall not include copies of information bulletins, questionnaires and similar materials of general distribution which are not expected to have a material effect upon the Project or Owner; and

         (g) Promptly upon obtaining knowledge thereof, a statement describing all significant occurrences and circumstances affecting the Project or its operation, and all occurrences and circumstances affecting in any manner Owner's interest in and to the Project. Without limiting the above, Manager shall promptly notify Owner in writing of the commencement of any legal actions or proceedings affecting, or relating to, the Project.

Section 2.4 Maintenance and Repair of Project. Manager shall, as an expense of the Project and consistent with approved budgetary guidelines, cause the buildings, appurtenances and common areas of the Project to be maintained in first class condition and repair according to local standards for comparable properties in the Jefferson County, Kentucky market area, and, in any event, in accordance with the standards and conditions specified by Owner from time to time. Maintenance and repair items shall include but shall not be limited to,
(a) interior and exterior janitorial services, (b) exterior grounds and landscaping services, (c) repairs and alterations to existing improvements, (d) plumbing, (e) parking areas, (f) electrical systems, (g) painting, (h) carpentry, (i) maintenance and repair of mechanical systems and (j) such other maintenance and repair work as is reasonably necessary. Manager agrees that after request by Owner, Manager shall periodically review with Owner all expenses and any reserves therefor, and other services rendered in connection with the Project. Emergency repairs reasonably deemed immediately necessary by Manager for the preservation and safety of the Project or residents or other persons, or to avoid the suspension of any service to the Project may be made by Manager without the approval of Owner. Owner shall be notified of any such emergency expenditures within 72 hours of the occurrence thereof. Notwithstanding this authority as to emergency repairs, it is understood and agreed that Manager will if requested by Owner, thereafter confer with Owner regarding every such expenditure. All necessary maintenance shall be performed by Manager in a timely manner, and, unless otherwise directed by Owner, no necessary maintenance shall be deferred.

Section 2.5       Service and Supply Contracts.

         (a) Manager shall directly select, supervise and engage all independent contractors, suppliers and vendors, in the development, operation, repair, maintenance, servicing and promotion of, and sale of lots from, the Project, including but not limited to those necessary for (i) the development and construction of new Sections, (ii) the supplying of goods and services related to the operation of LFCA and LFCC, and (iii) the supplying of electricity, gas, water, telephone, cable television, telecommunication services, cleaning, fuel, oil, vermin extermination, trash removal, security and other services deemed necessary or advisable by Manager for the operation of the Project. Notwithstanding the foregoing, but subject to the provisions of Section 2.4 above regarding

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emergency  expenditures,  any such contract that (i) requires annual  payment(s)
which total in excess of $100,000.00, (ii) has a term of more than one (1) year (as expressly approved by Owner in writing), (iii) is with an affiliate of Manager or any individual directly related to any employee of Manager, or (iv) would cause any line item of the approved Budget, other than for utilities or an expense deferred, to be exceeded by more than (1) twenty percent (20%) for each line item of Fifty Thousand Dollars ($50,000.00) or less, or (2) ten percent (10%) for each line item greater than Fifty Thousand Dollars ($50,000.00), shall, unless expressly contemplated by the approved Budget, require the prior written consent of Owner, which consent shall not be unreasonably delayed, withheld or conditioned. Together with Manager's request for consent to any such service contract, Manager shall deliver to Owner a copy of the proposed contract, a statement of the relationship, if any, between Manager (or the person or persons in control of Manager) and the party which will supply such goods or services under the proposed contract, supporting analysis, if any, and competitive bid documentation, if any.

         (b) In connection with its selection and supervision of contractors, suppliers and other entities pursuant to this Section, Manager, among its other duties, will (i) subject to the emergency provisions of Section 2.4 hereof, negotiate and, when approved by Owner or when consistent with or contemplated by the approved Budget, enter into agreements relating to the development, operation, repair, maintenance, service and/or promotion of the Project, and
(ii) directly supervise and inspect the performance under all contracts and agreements, including without limitation, the supervision, inspection and observation of all work at the Project during the progress thereof, and the final inspection of the completed work and the approval or disapproval (as appropriate) of all bills submitted for payment. In connection with the foregoing, Manager shall obtain all commercially reasonable and necessary receipts, releases, waivers, discharges and assurances necessary to keep, and will use its reasonable good faith efforts to keep, the Project free from mechanics' and materialmen's liens and other claims. Manager shall timely pay all bills of such contractors, suppliers and entities contemplated by an approved Budget or properly approved by Owner, but such bills shall be at the expense of the Project and shall be paid by Manager from the Disbursement Account described in Section 2.8(b) below.

         (c) All service contracts shall, unless expressly approved in writing by Owner or as contemplated by the approved Budget: (i) except for contracts for the construction or development of new Sections or amenities at the Project, include a provision for cancellation thereof (without penalty) by Owner on not more than thirty (30) days' written notice; (ii) require that all contractors provide evidence of insurance specified in Section 5.8 of this Agreement or otherwise acceptable to Owner and Manager; (iii) include a provision requiring the contractor to indemnify Owner and Manager for willful misconduct, negligence and all actions in excess of the authority granted to the contractor under the terms of its contract with Manager; and (iv) include, unless waived by Owner, a provision requiring the contractor to either obtain all appropriate waivers in the approved format as provided under applicable State law, or file a bond for the discharge of any mechanics' lien filed against the Project by contractors or subcontractors, in connection with work to be performed under the terms of the contract. Unless Owner specifically waives such requirement in writing, all service

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



contracts (other than those entered into for emergency purposes) providing for annual payments in excess of $500,000.00 shall be subject to bid under the procedure as specified below.

         (d) Except for contracts for emergency services or for rate-regulated utility service, all contracts for repairs, capital improvements, goods and services exceeding $500,000.00 shall, unless such requirement is waived in writing by Owner, be awarded on the basis of competitive bidding, solicited in the following manner:

         (i) A minimum of two (2) written bids shall be solicited obtained for each purchase;

         (ii)Each bid will be solicited in a form so that bids will be comparable;

         (iii) Manager may accept the low bid if the expenditure is for an item included within the approved Budget and if the amount of such bid will not cause a material variance in any accounting category of the approved Budget such that the same shall be exceeded by more than (1) twenty percent (20%) for each line item of Fifty Thousand Dollars ($50,000.00) or less, or (2) ten percent (10%) for each line item greater than Fifty Thousand Dollars ($50,000.00);

         (iv) Subject to Manager's rights under (iii) above, Owner shall be free to accept or reject any and all bids in its reasonable discretion.

         (e) When taking bids or issuing purchasing orders, Manager shall use its reasonable good faith efforts to secure for, and credit to Owner any discounts, commissions or rebates obtainable as a result of such purchases.

Section 2.6 Disbursements for Expenses of Project. Manager shall, consistent with the approved Budget, as described below, (a) make a careful audit of all bids received for services, work and supplies ordered in connection with maintaining and operating the Project, (b) pay all such bills, which Manager determines are properly payable, (c) pay water charges, sewer charges and utility assessments and all other charges and impositions (other than real estate taxes), as and when the same shall become due and payable, and (d) pay the Reimbursements and the Incentive Payment. All bills shall be paid by Manager on a timely basis and/or as directed by Owner solely out of the revenues generated by the Project or otherwise through funding reasonably determined necessary by Owner. Except to the extent any late charge or penalty is due to Owner's failure to provide adequate funds after receiving timely notice of such expected expenditures from Manager, Manager shall bear the cost of all late charges or penalties incurred due to the failure to timely pay any bill or expense due and owing.

Section 2.7 Collection of Monies. Manager shall use its reasonable good faith efforts to collect income and all other charges due with respect to the Project and request, demand, collect, receive and receipt for all such monies. Owner also hereby authorizes Manager, and appoints Manager as the agent and attorney-in-fact of Owner, to institute and execute legal proceedings for the collection of such monies and the foreclosure of any liens in favor of Owner, in the name of and at the expense of Owner. Any request by Manager for a write off or discharge of any monies due and owing Owner in excess of $50,000.00 shall be submitted to Owner for prior approval. Selection of legal counsel shall be at Manager's discretion. Manager shall, promptly upon receipt of any of the above-referenced funds, deposit same into the Operating Account referred to in
Section 2.8(a) below.

Section 2.8       Banking Accounts.

         (a) Operating Account. All revenue received from the operation of the Project by Manager from any source shall be deposited on a daily basis as received by Manager at such local bank as designated by Owner and in a separate, segregated operating account (the "Operating Account") that has been established by Owner. The Operating Account shall be swept by Owner via electronic transfer on a daily basis to an investment account maintained by Owner. Manager shall maintain a daily record of all deposits made, including copies of all checks received for deposit.

         (b) Disbursement Account. All Project expenses paid by Manager, as provided herein, are to be drawn on a separate disbursement account (the "Disbursement Account") that has been established by Owner which shall have two authorized signatories designated by Manager. Any check in excess of $500,000.00 will require Owner approval prior to clearing the Disbursement Account, which approval shall not be unreasonably delayed, withheld or conditioned. Owner will fund the Disbursement Account on a weekly basis, after receiving and approving the estimated total dollar amount requested from Manager. In the absence of any such Disbursement Account established by Owner, the Operating Account shall serve also as the Disbursement Account.

         (c) Security Deposit Account. All security deposits received by Manager shall be deposited on the date received into a separate security deposit account (the "Security Deposit Account"). No interest shall be paid with respect to any security deposit unless required by separate agreement or by law, and then only to the extent required by law. Any required payments of security deposits shall be made from the Security Deposit Account. All funds in the Security Deposit Account shall be deposited, maintained, paid out as provided herein and in compliance with all applicable law and in accordance with the terms of any applicable agreement.

Section 2.9 Personnel. Manager undertakes to use due care in the selection and supervision of personnel to operate and maintain the Project and of each person in the general employ of Manager to whom said duties are delegated. Manager shall investigate, hire, supervise and, as applicable, discharge the personnel reasonably necessary to be employed, consistent with approved budgetary guidelines, to maintain and operate the Project, in accordance with the standards set forth in this Agreement, including, but not limited to, on-site managers, sales and marketing personnel, maintenance personnel and maintenance supervisory personnel. Manager shall provide personnel capable of satisfactorily performing their duties and shall provide personnel for that purpose without regard to the race, color, creed, sex, age, disability or national origin or any other prohibited discriminatory consideration of such personnel. Such pre-hiring investigation shall as deemed necessary or advisable by Manager, include reference checks, verification of education, a credit

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



check, verification of employment history, determination whether a potential employee has any criminal convictions, and post-offer pre-employment drug tests. Such personnel shall, in every instance, be deemed employees of Manager and not of Owner. Owner shall have no right to supervise or direct such employees, and Manager agrees to be responsible for their activities and performances hereunder. In the event Owner believes Manager's employees' conduct is detrimental to the operation of the Project or Manager intends to make changes in supervisory personnel, Manager shall consult with and consider the recommendations of Owner. Manager shall in each instance advise Owner, in writing, of any proposed change in the on-site Manager or other supervisory personnel. Nothing contained in this Section 2.9 is intended to give Owner the right to hire or fire any employee of Manager or characterize Owner as the employer of any such employee. As provided in Section 2.2 hereof, all expenses, including payroll, customary payroll taxes and fringe benefits (including bonuses, 401K plans and other insurance or retirement benefits), medical and health insurance, workers' compensation, State and Federal employment taxes and Social Security contributions, shall be deemed to be Reimbursements payable to Manager by Owner, as evidenced by payrolls provided by Manager in such form and manner as may be reasonably required by the Owner. Manager understands and agrees that Manager's relationship to Owner is that of an independent contractor. Manager will not represent in any manner that its relationship to Owner with respect to the management of the Project is other than that of an independent contractor having the authority to act as Owner's representative and authorized agent expressly pursuant to the terms and conditions of this Agreement. Manager will negotiate any applicable labor agreements relating to employees of Manager, and cause to be prepared and filed the necessary forms of disability insurance, hospitalization, group life insurance, unemployment insurance, withholding taxes, and Social Security taxes and all other forms required by any Federal, state, county or municipal authority or labor union agreement.

Section 2.10 Customer Service Requirements. Manager shall endeavor to maintain polite businesslike relations with the residents and customers of the Project and the members of LFCC and LFCA. Service requests shall be received, logged and considered in systematic fashion in order to show the action taken with respect to each. A record of service requests shall be maintained by Manager for reasonable inspection by Owner. Manager shall use its reasonable good faith efforts and due diligence to secure full compliance by customers with the terms and conditions of their respective contracts and agreements. Manager shall not knowingly take any action which would violate any customer's or member's contract, and shall promptly deliver to Owner any notice of default received from a customer or member, and use its reasonable good faith efforts and due diligence to cure such default. Manager shall perform all duties of the Owner under each contract so that such contract shall remain in full force and effect and so that no claim of default shall be made against Owner by reason of Manager's acts or omissions. In the event Manager incorrectly bills any customer or member for less than the full amount of monies payable under any contract or agreement, or any member of LFCA for any assessments or other monies due under the CC&R's, Manager shall promptly take all reasonable steps to collect all unpaid monies. Manager shall institute and coordinate such legal proceedings as Manager may elect to collect any such unpaid monies or other monies due to Owner, provided, however, that Owner shall retain final authority over the conduct of any such proceedings. Manager shall have no obligation to institute in its name, or in Owner's name, any legal proceedings, but Manager, at Owner's written request, and at Owner's expense to the extent any travel or out of pocket expenses are incurred, will assist Owner in any proceedings relating to the Project and instituted in Owner's name, which assistance will include, without limitation, coordinating and participating in such proceedings with Owner's counsel, all without additional cost to Owner.

Section 2.11 Books and Records. Manager shall maintain at the Project and/or Manager's offices at the address hereinafter set forth, originals of each of the following: proper accounting books and journals and orderly files containing originals of all payment records, insurance policies, leases, sales contracts, correspondence, receipted bills and vouchers, and all other documents and papers pertaining to the Project or the operation thereof. It is specifically agreed that the originals of the foregoing documents shall be the sole property of Owner, and that Manager shall, upon the written request of Owner, deliver any or all such original documents (or if such originals are not in Manager's possession, then copies of such originals) to Owner or to Owner's attorneys, accountants or other representatives of Owner, provided, however, that Manager shall be entitled to retain for its use copies of the foregoing documents. Manager may transfer records to microfilm or an electronic storage medium such as compact disc (in which case such microfilm and/or electronic medium shall be treated as the original under this Section) and thereafter deliver to Owner the actual originals at Owner's request. Manager agrees to keep all financial and sales information concerning the Project confidential at all times during and after the term of this Agreement except for disclosure to Manager's employees, accountants and attorneys; and no such information shall be given to any other third party without the prior written consent of Owner except as required by law or by legal proceedings.

Section 2.12      Preparation of Budgets.

         (a) Within sixty (60) days after the close of each Fiscal Year (unless otherwise agreed by Manager and Owner), so long as this Agreement is in effect, Manager shall use its reasonable good faith efforts to prepare and deliver to Owner a proposed budget and business plan for the development and operations of the Project for the succeeding Fiscal Year, which budget and business plan shall contain at least one (1) line item providing for the deficit funding of LFCA and any other property owners association(s) organized in connection with the development of the Project, and at least one (1) line item providing for the deficit funding of LFCC, and shall otherwise be in such form and including such estimates and assumptions as the Manager shall reasonably select, which after approval or deemed approval by Owner as hereinafter provided, shall be deemed the approved budget for purposes of this Agreement (the "Budget"). The format of the Budget shall be substantially similar to that used for other NTS subdivision developments owned and/or managed by Manager and/or its Affiliates, and shall set forth, in reasonable detail and on a monthly basis, an itemized statement of the estimated disbursements for such period, including but not limited to all normal operating costs, expenses relating to planned improvements, Reimbursements, Incentive Payments, real estate taxes, mortgage payments and debt service, insurance premiums, employee salaries and similar items, a schedule of necessary capital expenditures reasonably detailing each item and the estimated cost thereof (the "Capital Expense Schedule"), and the estimated income and

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



revenues for such period (the "Revenue Schedule"). If Manager believes it is desirable to change the Revenue Schedule or the Capital Expense Schedule,
Manager shall provide written notice to Owner of the changes sought. No annual Budget shall become effective until Owner has approved such Budget in writing, which approval shall not be unreasonably delayed, withheld or conditioned, and shall be given by Owner provided that the Budget is reasonably consistent with, or represents results better than those expected under, the projections for the completion of the Project prepared in connection with this Agreement by Owner and Manager, and attached hereto and made a part hereof as Exhibit F (the "Project Completion Projections"), which Project Completion Projections represents simply an estimate of possible financial return over the remaining life of the Project and do not in any event constitute a representation or guaranty of the returns of the Project. Owner shall within ten (10) days of its receipt of a Budget, either (i) approve the Budget as submitted, which approval shall not be unreasonably delayed, withheld or conditioned, and so notify Manager in writing, or (ii) deliver to Manager reasonable proposed modifications to be made to such Budget. If Owner fails to either approve a Budget or deliver the proposed modifications thereto within such ten (10) day period, Owner shall be deemed to have approved the Budget as submitted by Manager. Each Budget shall provide for a contingency fund which may be drawn against by the Manager without the need for further consent of Owner, for the payment of unforeseen expenses of the Project which may arise in the course of the completion of the Project. Manager may, from time to time, compile and submit to Owner a revised Budget ("Revised Budget") for the remaining portion of the then applicable year, which Revised Budget shall be treated in all instances as a Budget submitted in accordance with this Section, subject to approval and/or modification in the same manner and within the same period, and shall be deemed to be approved by Owner should Owner fail to respond to the submission of such Revised Budget within such period, as any Budget so submitted to Owner.

         (b) Manager agrees to use due diligence and to employ its reasonable good faith efforts to ensure that the actual costs of maintaining and operating the Project shall not exceed the amount provided therefor in the applicable Budget (either total or in any line-item) except as expressly set forth below, subject to force majeure, Acts of God and other matters beyond the control of Manager (collectively, "Force Majeure"). Except with respect to expenditures for emergency services or utilities and for Force Majeure, Manager shall not incur any expense which would be outside of the scope of the approved Budget, without the prior written consent of Owner, which consent shall not be unreasonably delayed, withheld or conditioned, and Manager shall promptly notify Owner of any projected material variance. Until such time as a new Budget has been approved, the parties shall continue to operate under the last approved Budget, provided that (i) the line items of which pertain to operating costs shall be deemed increased at the rate of ten percent (10%) per Fiscal Year, and development costs may be incurred in such new Fiscal Year based upon an increase of ten percent (10%) in the average per lot development cost under the last approved Budget (provided, that the Manager shall not permit lot inventory development to exceed the limitations imposed upon Owner and/or the Project from time to time by its lender(s)), and (ii) which Budget, as so increased in accordance with the foregoing subpart (i), will be deemed to be an approved Budget, until such time as a new Budget is approved by the Manager and Owner. Each Budget shall provide for a contingency fund which may be drawn against by the Manager without the need for further consent of Owner, for the payment of unforeseen expenses of the Project which may arise in the course of business. Manager shall not transfer any amounts from one expense item to another (other than from any contingency item to a specific line item) without Owner's prior written consent, which consent shall not be unreasonably delayed, withheld or conditioned.

Section 2.13 Compliance with Laws and Contracts. Manager shall use its reasonable good faith efforts to comply with, and cause the Project to be kept, maintained, used and occupied in compliance with, the following (as now in effect or as may hereafter be in effect) which relate to or affect the Project, the operation or management of the Project or Owner's interest in the Project (collectively the "Requirements"): (a) any and all orders, regulations or requirements affecting the Project of any federal, state, county or municipal authority having jurisdiction there over, and orders of the Board of Fire Underwriters or other similar bodies; (b) all present and future covenants and restrictions whether or not of record, use permits and development agreements, which may be applicable to the Project and/or its operating and management (including, without limitation, laws, ordinances, rules, regulations, requirements, leases, covenants, and restrictions prohibiting restraint of trade, or discrimination whether on the basis of race, creed, color, national origin, age, sex, marital status, or otherwise); (c) any direction or occupancy certificate issued pursuant to any law, regulation or rule by any public officer; (d) the terms and conditions of any mortgage or deed of trust; and (e) the provisions of any insurance policy or policies insuring Owner's interest in the Project (so as to not affect the insurance coverage or increase the premium rate therefor). If Owner contests any of the above Requirements, Manager shall participate in such contest to the extent requested by Owner; however, the actual cost of any reasonable travel or out of pocket expenses incurred by Manager shall be borne by Owner. Such participation shall include, without limitation, coordinating such contests with Owner's counsel, without additional cost to Owner. Manager shall not comply with any such Requirement if Owner directs Manager in writing not to comply, and Owner agrees to indemnify, defend and hold Manager harmless from any and all liability, loss, damages, actions, causes of action, cost, expense (including, without limitation, court costs and reasonable attorney's fees) or claim to any third party as a result of Manager's failure to comply with any Requirement at the express written direction of Owner. Manager shall obtain, as an expense of the Project, any business license and/or operating permit which may be required for the operation of the Project.

Section 2.14 Project Manager. Manager shall identify a designated manager who shall oversee the on-site personnel (the "Project Manager"), who will be an employee of Manager or an Affiliate thereof. Manager agrees that the designated Project Manager will devote sufficient time and efforts to the management of the Project as are necessary or expedient to fulfill the Manager's obligations hereunder, in accordance with good management practice. It is understood and agreed, however, that all salary and commissions to or with respect to the activities of the Project Manager shall be paid by Owner as a portion of the Expense Recovery.

Section 2.15 Limitation of Authority. Except as expressly authorized under this Agreement and/or contemplated by any approved Budget, Manager shall not, without the prior written consent of Owner, which consent shall not be unreasonably delayed, withheld or conditioned:

         (a) Make any expenditure, whether from the Operating Account or otherwise, or incur any obligation on behalf of Owner, except for (i) expenditures or obligations approved by Owner in writing or otherwise as contemplated by this Agreement, (ii) expenditures made and obligations incurred directly pursuant to the approved Budget, and (iii) expenditures made in emergencies pursuant to Section 2.4;

         (b) Sell, transfer, assign, pledge, hypothecate or encumber any of the assets of the Project, except that the Manager may, on behalf of Owner, from time to time sell, convey and/or lease portions of the Project developed as residential, multi-family and commercial building lots, including, without limitation, material portions thereof developed as a Section, or in such other form or for such other uses as may be contemplated in connection with the development of the Project, in arms-length transactions for such sales price or lease payments as the Manager deems appropriate, provided that such actual aggregate sales price or lease payments obtained are at least ninety percent (90%) of the target sales prices and/or lease payments set forth in the Budget or agreed lot price list for the Section in which such portions of the Property are located;

         (c) Incur any indebtedness for borrowed money outside the normal course of business, or in any event in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) in any Fiscal Year except as contemplated by any approved Budget or as otherwise approved by Manager and Owner;

         (d) Obligate Owner for the payment of any fee or commissions to any real estate agent or broker other than fees or commissions, except for normal and customary fees or commissions payable to brokers or sales agents in connection with the sale of lots from, or other assets of, the Project in the ordinary course of business; or

         (e) Borrow money or execute any promissory note or other obligation or mortgage, deed of trust, security agreement or other encumbrance in the name of or on behalf of Owner, or cause any liens to be placed on Project property, except to the extent such liens are required by a lender with respect to loans which are contemplated by any Budget or have been previously approved by the Manager and Owner, and except for property tax liens and for mechanic's and materialmen's liens which are being contested;

         (f) Enter into any contracts, agreements or arrangements involving obligations or rights to income in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) in any Fiscal Year except as contemplated by any approved Budget or as approved by the Manager and Owner; or

         (g) Commence and/or resolve in any manner any legal action involving sums in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) in any one legal action except as contemplated by any approved Budget or as approved by the Manager and Owner.

Section 2.16 Owner's Approval. With respect to those activities of Manager hereunder which require Owner's approval of such activity or the cost thereof, which approval Owner shall not unreasonably delay, withhold or condition, Manager shall not be responsible to provide the activity or incur the cost until Owner's approval is obtained. Manager shall be obligated to timely seek approval of such matters from Owner. So long as Manager has acted timely and diligently and has provided Owner with all relevant information, Manager shall not be responsible for any direct loss, cost or expense arising from its failure to act.

Section 2.17 Audit. Owner shall have the right, at any time and from time to time, to cause a physical inspection and/or financial audit of Manager's operation of the Project for any fiscal year or portion thereof. The financial audit may be made by Owner's in-house audit staff, accounting personnel, a certified public accountant or firm of certified public accountants selected by Owner. If such financial audit shall reveal an overstatement or understatement of Gross Cash Receipts for the period in question and/or an overpayment or underpayment of amounts paid to or payable by Manager with respect to such period, an adjustment shall be made whereby the amount of any such overpayment shall be paid over or credited to Owner by Manager, as Owner may elect, or Owner shall pay over to Manager the amount of any such underpayment, as the case may be. In the event the audit reveals that there has been an overpayment to Manager by more than five percent (5%) of the amount due, the cost of the audit shall be borne by Manager. In all other instances, the cost of any audit shall be an expense of the Project. The provisions of this Section 2.17 shall survive the termination of this Agreement.

Section 2.18      Owner's Obligations.  During the term of this Agreement:

         (a) Owner shall not sell, transfer, convey or encumber all or any portion of the assets of the Project, or any interest therein, or any portion of the Unplatted Land, or incur any indebtedness other than as contemplated by this Agreement or any approved Budget, without the prior written consent of Manager, which consent shall not be unreasonably delayed, withheld or conditioned, it being agreed that Manager shall, as Owner's exclusive agent, consummate any and all such sales, transfers, conveyances or encumbrances except as Manager may otherwise elect.

         (b) Except for distributions to the Fund as the parent and sole shareholder of Owner made for purposes of meeting the Fund Capital Return, Owner shall not distribute any funds to its shareholder(s) until such time as any accrued and unpaid Incentive Payment, and any Reimbursements due, have been paid in full to Manager, and shall thereafter only make distributions to its shareholder(s) after payment of any Incentive Payment and/or Reimbursements then due.

         (c) Owner shall not amend or modify the LFCC Membership Plan without the prior written consent of Manager, which consent shall not be unreasonably delayed, withheld or conditioned.

         (d) Owner shall not modify or amend the CC&R's, or record, impose, declare or make any additional covenants, conditions or restrictions on any Section or any portion of the Unplatted Land, or make any commitments to residents or to members of LFCC or LFCA, nor transfer control of LFCA to the resident members thereof or any other person or entity. The timing and consummation of the transfer of control of LFCA shall be solely determined and completed by Manager in its discretion.

Section 2.19      Other Activities; Related Party Transactions.

         (a) The Manager shall devote such of its time to the affairs of the Owner and the Project as shall be reasonable given its status as the Manager thereof as contemplated by this Agreement. Manager and its Affiliates may engage in, or possess an interest in, and Owner hereby specifically acknowledges that Manager and its Affiliates are and shall remain entitled to be so engaged in, other business ventures in Jefferson County, Kentucky, or elsewhere, whether of the same or of a different nature or description, independently or with others, including those which are or might be deemed to be competitive with the Project. None of Owner, LFCC or LFCA, or any other person or entity, shall have any rights by virtue of this Agreement in and to such independent ventures, or to the income or profits derived therefrom, even if competitive with the Project, nor will any of the same have a claim against Manager or any of its Affiliates as a result thereof. None of Manager or its Affiliates shall be obligated to present any particular business opportunity of a character which, if presented to Owner, could be taken by Owner, and Manager and its Affiliates shall have the absolute right to take for its separate account, or to recommend to others, any such particular business opportunity, to the exclusion of Owner and any other person or entity. The term "Affiliates", as used in this Agreement, shall mean any person or entity which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Manager, and shall include, without limitation, NTS Corporation, NTS Development Company, NTS Financial Partnership, NTS-Lake Forest and NTS Residential Properties, Inc.

                  (b) The fact that Manager or any of its Affiliates is directly or indirectly interested in, or connected with, any person, firm or corporation ("Related Party") employed with respect to the Project or by the Manager to render or perform a service, or to or from whom the Project may purchase, sell or lease property, shall not prohibit the Manager from employing such person, firm or corporation, or from otherwise dealing with him or it, provided such employment and/or dealings are on terms no less advantageous to the Project than are available from an unrelated third party.

                                   ARTICLE III
                 SALES AND MARKETING DUTIES AND RESPONSIBILITIES

Section 3.1 Performance of Duties. Owner and Manager agree that during the term of this Agreement, Manager is hereby appointed as Owner's exclusive authorized agent for negotiating and consummating the sale and/or lease of lots and other property from the Project and the sale of memberships in LFCC and for the other purposes contemplated by this Agreement, and neither Owner nor Manager will authorize or permit any other person, firm or corporation to negotiate on behalf of Owner or act as agent for Owner with respect to such sales of lots, property or memberships unless agreed to in writing by both parties. Manager, in fulfilling its obligations, shall, subject to the Owner's approval where required herein, perform the duties expressly set forth below.

Section 3.2       Sales Coordination.

         (a) During the term of this Agreement, Manager shall use its reasonable good faith efforts and due diligence to solicit and procure purchasers of lots within the Project and memberships in LFCC and purchasers of other goods and services to be sold with respect to the Project. Manager's operation in connection with such activities will be staffed as reasonably necessary during customary business hours by Manager's sales representatives. The office space in the Project presently designated as sales offices, whether in the sales trailer located at the Project, in the LFCA clubhouse or in the LFCC clubhouse, and as otherwise located from time to time with the consent of Manager and Owner, shall be utilized for such activities during customary business hours by Manager. Manager shall be entitled to use of all existing office and sales space presently occupied by Owner and/or its representatives or affiliates in the LFCA clubhouse and the LFCC clubhouse.

         (b) Subject to the prior approval of Owner and, to the extent provided for in the Budget, at Owner's cost and expense, Manager shall, as it shall elect from time to time, advertise and promote the Project, including such lots and Sections as or will become available, and arrange for or engage outside advertising firms to prepare and secure such signs, brochures and other forms of advertising, including the purchase of time on broadcast and other media, as Manager may deem advisable. Advertising and promotional materials shall be prepared in full compliance with Federal, state and municipal laws, ordinances, regulations and orders. The costs of such advertising, including printing brochures and other promotional material, shall be borne by Owner to the extent provided for in the Budget and otherwise to the extent approved in writing by Owner, and may be paid by Manager from the Disbursement Account.

         (c) Manager shall fully cooperate with reputable and active licensed real estate brokers in the sale of lots from the Project on commercially reasonable terms and conditions and in accordance with standard practice in the Louisville, Kentucky, metropolitan area. Owner shall not deal directly with any such brokers.

Section 3.3 Meetings with Owner. Manager shall meet with Owner from time to time as may be reasonably requested by Owner to advise Owner as to the status of the sales and marketing activities for the Project and to apprise Owner of its marketing program and any alternative approaches which may be undertaken to maximize sales and revenue. Manager shall assist Owner in connection with all matters and questions pertaining to activities hereunder and shall use diligence to coordinate marketing requirements with all other planning considerations of Owner with regard to the development and operation of the Project.

Section 3.4 Sales Schedule. Prior to the sale by Manager of any lot or portion of a Section, or any LFCC membership, Manager shall compile and submit to Owner for review and approval a schedule ("Sales Schedule") therefor which shall set forth the proposed minimum sales prices to be obtained upon the sale of such lots or memberships, and may be incorporated within a Budget submitted by the Manager. Owner shall, within ten (10) days of its receipt of a Sales Schedule, either (i) approve such Sales Schedule as submitted, which approval shall not be unreasonably delayed, withheld, or conditioned, and so notify Manager in writing, or (ii) deliver to Manager reasonable proposed modifications to be made to such Sales Schedule which shall be subject to the approval of Manager and such approval shall not unreasonably delayed, withheld or conditioned. If Owner fails to either approve the Sales Schedule or deliver the proposed modifications thereto within such ten (10) day period, Owner shall be deemed to have approved the Sales Schedule as submitted by Manager. Upon approval or deemed approval of the Sales Schedule, Manager may thereafter, as agent for Owner, agree to sell and convey such lots or portions of such Sections, and such LFCC memberships, for such sales prices as Manager may deem appropriate without the need for further approval from Owner, subject to the minimum sales prices set forth in the Sales Schedule. Manager may, from time to time, compile and submit to Owner a revised Sales Schedule ("Revised Schedule") for any Section or number of lots in the Project or LFCC memberships, which Revised Schedule shall be treated in all instances as a Sales Schedule submitted to Owner in accordance with this Section ("Original Schedule"), subject to approval and/or modification in the same manner and within the same period, and shall be deemed to be approved by Owner should Owner fail to respond to the submission of such Revised Schedule within such period, as any Original Schedule submitted to Owner. The initial approved Sales Schedule is attached hereto and made a part hereof as Exhibit G.

Section 3.5 Owner's Negotiation. Owner shall not negotiate directly with prospective purchasers of lots or other portions of the Project, memberships in LFCC or other goods and services contemplated by this Agreement, and shall not discuss directly with purchasers and/or brokers, terms of contracts being negotiated by Manager.

                                   ARTICLE IV
                        CONSTRUCTION MANAGEMENT SERVICES

Section 4.1 Construction Management Services. Manager shall order labor and materials and provide the associated supervision and direction ("Construction Management Services") for the construction and development of new Sections in the Project and the attendant construction and installation of such improvements and/or alterations to the Project and its common areas as contemplated under current plans for the development of the Project as hereafter modified pursuant to the agreement of Owner and Manager, including, without limitation, the development and construction of the Sections, recreational amenities and other improvements described on Exhibit H attached hereto and made a part hereof. Further, Manager shall, at the cost and expense of Owner as approved by Owner in advance or contemplated by any approved Budget, provide labor and materials to perform such work. Manager shall provide the services of its engineers or those of its affiliates, the cost of which shall be included in the Reimbursements payable to Manager, to assist Manager in the Construction Management Services and the preparation of annual Budgets and projections at the expense of the Project.

Section 4.2 Performance of Duties. Manager shall review proposed plans for repairs, alterations and installations in order to assure that the same: (i) comply with all legal requirements and insurance requirements (based upon certifications by engineers and architects retained at Owner's expense); (ii) do not negatively affect the structural, electrical, mechanical and life safety systems of the Project (provided that if Manager should be aware that there is any material possibility of any such negative effect Manager shall so advise Owner; and, if Owner chooses to have its own engineers review such plans, Manager shall supply such information as Owner's engineers may require, and, notwithstanding anything in this Agreement to the contrary, Manager shall not approve such plans until the review by Owner's engineers has been completed and no objection has been rendered by the engineers); and (iii) do not interfere with essential services in the Project.

Section 4.3 Insurance. Manager will require, and use its reasonable good faith efforts to assure that all parties performing work or providing labor, goods, utilities or services to or at the Project maintain all insurance requirements satisfactory to Owner and any mortgagee of the Project or any portion thereof (so long as such mortgagee's requirements have been communicated to Manager), including, but not limited to, Workers' Compensation Insurance, Employer's Liability Insurance and insurance against liability for injury to persons and Project arising out of all such contractors', suppliers', or other entities' operations, and the use of owned, non-owned or hired automotive equipment in the pursuit of all such operations.

                                    ARTICLE V
                                    INSURANCE

Section 5.1 Owner's Insurance. Owner shall carry, at its own expense, comprehensive general commercial liability insurance coverage, including property damage, in a minimum amount of $5,000,000 per person/per occurrence and such insurance shall be deemed the primary insurance on the Project. Policies of commercial general liability insurance carried by Owner shall include Manager (including the employees of Manager) as an additional insured party. Commercial general liability insurance policies shall contain (i) a severability of interest insurance clause, (ii) coverage for contractual liability and personal injury liability and (iii) a waiver by the insurance company of all right of recovery by way of subrogation against Manager, its shareholders, officers, directors, agents and employees in connection with any damage covered by such insurance company's policy. The insurer and the coverages shall be determined by Owner in its reasonable discretion, but shall be commercially reasonable under the circumstances. Owner shall furnish or cause to be furnished to Manager certificates of insurance evidencing the foregoing insurance. Such coverage may be provided by an umbrella policy covering other properties owned by Owner or the parent or an affiliate thereof.

Section 5.2 Manager's Liability Insurance. Manager shall cause to be placed and kept in force during the term of this Agreement, at its sole cost and expense, comprehensive general commercial liability insurance per location with no less than $1,000,000.00 per person/per occurrence. The policies shall be issued by companies of recognized financial standing authorized to issue such insurance in the state where the Project is located, and shall name the Owner as an additional insured.

Section 5.3 Workers' Compensation Insurance. Manager, at the cost and expense of Owner, shall obtain and maintain Workers' Compensation Insurance covering all employees of Manager employed in, on or about the Project, so as to provide statutory benefits as required by the laws of the state in which the Project is located.

Section 5.4 Bonding of Manager's Employees. Manager's on-site employees handling funds of Owner shall at the request of Owner be bonded by a fidelity bond at Project expense, and evidence satisfactory to Owner shall be furnished to Owner that such bond is in effect at least yearly or as often as Owner shall require. Such bond shall provide coverage for employee dishonesty and criminal acts of such amount as may be reasonably required by Owner. . Section 5.5 Manager's Insurance Policies. Manager shall furnish, or cause to be furnished to Owner, certificates of insurance evidencing all bonds and other insurance which Manager is required to maintain pursuant to this Agreement. All insurance policies maintained by Manager (other than Worker's Compensation coverages) shall name Owner and Manager as named insureds, as their respective interests may appear, shall be issued by companies of recognized financial standing authorized to issue such insurance in the state where the Project is located and shall provide that in the event of cancellation of the policy in whole or in part, or a reduction as to coverage or amount thereunder, whether initiated by the insurer or any insured, the insurer shall give not less than thirty (30) days' advance written notice by registered or certified mail to Owner.

Section 5.6 Insurance Claim Administration. Manager shall provide timely written reports to Owner, and as further directed in writing by Owner, to the insurance carrier concerning all accidents and claims for damage relating to the development, ownership, operation and maintenance of the Project promptly after it is made aware thereof, and shall promptly prepare any reports required by Owner or an insurance carrier in connection therewith. A copy of any such reports shall be delivered to Owner's representative. Manager is not authorized to settle any claims with or against insurance companies arising out of any policies, including the execution of proofs of loss, the adjustment of losses, signing of receipts, and the collection of money, without the express written consent and approval of Owner.

Section 5.7 Waiver of Subrogation. Owner hereby waives all rights of recovery against Manager and/or any insurance carrier of Manager for any loss to the extent such loss is insured under any insurance policy covering the Project, except to the extent any such claim or liability is based upon or the result of the gross negligence, intentional or willful misconduct of Manager or of Manager's employees. Manager hereby waives all rights of recovery against Owner and/or any insurance carrier of Owner for any claim or liability to the extent such claim or liability is based upon or the result of the gross negligence or willful misconduct of Manager or Manager's employees. Each party agrees to obtain endorsements to its policies, to the extent such endorsements are obtainable from the insurance company, acknowledging such waivers. Nothing herein nor any insurance obtained or applied for by Owner or Manager shall be construed as implying that Owner or Manager is subject to any liability to which it would not otherwise be subject.

Section 5.8 Contractor's Insurance Requirements. Manager shall require that each contractor engaged to perform any work at the Project maintain insurance coverage, at the contractor's expense, in not less than the following amounts, or such other amounts as Manager deems reasonable:

         (i)      Worker's Compensation - Statutory amount;
         (ii)     Employer's Liability - $100,000 minimum;
         (iii) Comprehensive General Liability - $2,000,000 combined single limit for personal injury and Project damage; and
         (iv)     Automobile Liability - $1,000,000 combined single limit.

Owner may, by written notice to Manager, require the maintenance of insurance in higher amounts than those specified above if, in Owner's reasonable judgment, the work to be performed on the Project by such contractor is particularly hazardous. Manager shall obtain and keep on file a Certificate of Insurance evidencing the insurance required herein naming Owner and Manager as additional insureds, and shall provide Owner with copies thereof.

                                   ARTICLE VI
                                 INDEMNIFICATION

Section 6.1 Indemnification by Owner. Owner shall indemnify and save Manager, its agents, employees, officers, shareholders, directors, subsidiaries and Affiliates (the "Manager Group") harmless, except in cases of fraud, willful misconduct or gross negligence of any member of the Manager Group, from (i) all liability, loss, damages, actions, causes of action, claims, costs and expenses (including, without limitation, court costs and attorney's fees) (collectively, "Claims") arising out of or related to the course of Manager's duties in connection with the management and, where applicable, the sale of lots and other portions of the Project, the sale of LFCC memberships and the sale of other goods and services pertaining to the Project, and from liability for injuries suffered by third parties while on the Project, and (ii) all Claims arising from Manager's failure to make any payments to the extent Owner fails to make funds available as required herein. Owner further agrees to reimburse Manager and the other members of the Manager Group for court costs and other reasonable expenses, including reasonable attorneys' fees, incurred thereby in defending any action brought against the same for injury or damage claimed to have been suffered upon the Project, except such claims arising from the fraud, willful misconduct or gross negligence of any member of the Manager Group. Manager shall not be liable for any good faith error of judgment or for any mistake of fact or law, or for anything which it may do or refrain from doing in good faith and in pursuance of its duties and activities hereunder, except in cases of fraud, willful misconduct or gross negligence of any member of the Manager Group.

Section 6.2 Indemnification by Manager. Manager agrees to indemnify, defend and hold Owner, its agents, employees, officers, shareholders and directors (collectively, the "Owner Group") harmless from any and all Claims incurred by reason of any grossly negligent, fraudulent or malfeasant acts or omissions by any member of the Manager Group. Notwithstanding the foregoing,

Owner agrees not to hold Manager liable under this Section to the extent that Owner could recover any loss from:

         (a) any third party insurance carriers pursuant to any insurance policies maintained or required under this Agreement to be maintained by Owner or Manager or contractors or other parties on the Project (provided that Manager shall take all proper and necessary action to file the appropriate claims under such insurance policies); or

         (b) any indemnities, warranties or guarantees granted to Owner or Manager by any vendors or contractors (provided that Manager shall take all proper and necessary action at the expense of the Project to enforce any such indemnities, warranties or guaranties).

Section 6.3      Environmental Liabilities.

         (a) Except as expressly set forth in subsection (b) below, Owner shall indemnify, defend and hold harmless the Manager Group from and against any and all Claims (including, without limitation, remediation expenses) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, any member of the Manager Group (including without limitation, court costs and attorneys' fees) for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Project into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Substance which exists on, under or at the Project at any time during the term of this Agreement (collectively, a "Release"), and from time to time (including, without limitation, any Claims asserted or arising under applicable law). Manager agrees to use its reasonable good faith efforts and due diligence to prevent a release of Hazardous Substances and to cooperate in Owner's efforts to remove and/or remediate any such release and, at Owner's request and discretion, to coordinate and supervise any contractors responsible for the removal of any Hazardous Substances discovered at the Project.

         (b) Except as expressly set forth in subsection (a) above, Manager shall indemnify, defend and hold Owner harmless from and against, and shall immediately notify Owner of, any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and attorneys' fees) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, Owner or Manager for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Project into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Material which exists on, under or at the Project at any time during the term of this Agreement, and from time to time, (including, without limitation, any Claims asserted or arising under applicable law) caused solely by the grossly negligent, fraudulent or malfeasant act of any member of the Manager Group or the failure by any such member of the Manager Group to act in accordance with the requirements of this Agreement, and the foregoing provisions set out in this Section 6.3 (a) and (b) shall survive the termination of this Agreement forever.

         (c) Manager shall endeavor to ensure that all subcontracts that it enters into on behalf of Owner during the term of this Agreement, except as otherwise approved by Owner, contain provisions (i) prohibiting the subcontractor thereunder, and their respective sub-subcontractors, from introducing any Hazardous Substances into the Project without the prior written consent of the Owner (except in accordance with normal operating practice and in compliance with applicable law); (ii) requiring such subcontractor to promptly notify Owner and Manager of any accidental Release of Hazardous Substances on or adjacent to the Project; and (iii) indemnify Owner and Manager against any release of Hazardous Substances caused by the negligence or willful misconduct of such subcontractor or its agents or employees. Manager shall further provide notice to all necessary parties, including all subcontractors, contractors and others of the existence of any Operations and Maintenance Program ("O&M Plan") which has been put into place by Owner and assure ongoing compliance therewith.

         (d) For purposes of this Agreement, "Hazardous Substances" means and includes any hazardous, toxic, dangerous or inflammable waste, substance or material, and any pollutant or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, including, without limitation, petroleum, its products and by-products and "oil" and "oil waste" as defined in the Clean Water Act, as now or at any time hereafter in effect, or any other hazardous, toxic or dangerous waste, substance or material.

                                   ARTICLE VII
                                   TERMINATION

Section 7.1 Termination For Cause. Notwithstanding the stated term hereof, this Agreement may be terminated by either party hereto "for cause" (as hereinafter defined) upon no less than thirty (30) days prior written notice and opportunity to cure. This Agreement may be terminated "for cause":

         (a) By a party upon the failure by any other to perform or comply with any of its material obligations hereunder at the time or times and in the manner required under this Agreement within thirty (30) days of notice to the non-performing party of such failure (unless such failure is of a criminal or quasi-criminal nature, in which event no cure period shall be provided); or

         (b) By a party if the other party shall act negligently or fail to act, which failure to act constitutes gross negligence, with actual knowledge that such act or failure to act may result in a release of any Hazardous Substance (as hereinafter defined) in violation of any federal, state or other applicable law and such negligence does in fact result in such a release; or

         (c) By the Fund if any unauthorized assignment or transfer of any of the rights or obligations of Manager under this Agreement is made by Manager; or

         (d) By a party (i) If the other party or its ultimate parent (such party or parent company being hereinafter referred to as the "Bankrupt Party") shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, liquidation, dissolution or similar relief for itself under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law relative to bankruptcy, insolvency or other relief for debtors, or under any regulation promulgated thereunder, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator of the Bankrupt Party or of all or any substantial part of said Bankrupt Party's properties (the term "acquiesce" as used in this Section includes, but is not limited to, the failure to file a petition or motion to vacate or discharge any order, judgment or decree within fifteen (15) days after the date of such order, judgment or decree); or

                  (ii) If a court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against the Bankrupt Party seeking any reorganization, arrangement, composition, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present of future applicable federal, state or other statute or law relating to bankruptcy, insolvency, or other relief for debtors, and such party shall acquiesce in the entry of such order, judgment or decree or such order, judgment or decree shall remain unvacated and unstayed for an aggregate of ninety (90) days (whether or not consecutive) from the date of entry thereof, or any trustee, receiver, conservator or liquidator of such party or of all or any substantial part of such party's Project shall be appointed without the consent or acquiescence of such party and such appointment shall remain unvacated and unstayed for an aggregate of ninety (90) days (whether or not consecutive); or

                  (iii) If the Bankrupt Party shall become insolvent or admit in writing its inability to pay its debts as they mature or is generally not paying its debts as they mature or makes an assignment for the benefit of creditors; or

         (e) By Manager at its election upon the occurrence of any of the following after a Control Transfer (as hereinafter defined) without the prior written consent of Manager: (i) replacement of a majority of the Fund's independent directors that were members of the Board of Directors of the Fund (the "Board") at the time that a Control Party (as hereinafter defined) acquires effective control of the Fund (the "Control Transfer"), with new members of such Board who Manager reasonably determines are unacceptable to Manager; (ii) the Fund and/or the Board takes or causes to be taken any action which would reasonably be expected to materially inhibit the orderly completion of any Plan (as hereinafter defined) or the accomplishment of Manager's duties or realization of Manager's benefits under this Agreement; (iii) the Fund and/or the Board fails to perform some material act or required duty of the Fund under this Agreement; (iv) the Fund or the Board acts or fails to act in such an egregious, uncooperative or unreasonable manner that Manager reasonably believes that its ability to perform its obligations, and realize its benefits, under this Agreement, or that the interests of any guarantors of indebtedness on the Project who are affiliated with Manager (including, without limitation, NTS Corporation and/or Mr. J. D. Nichols) are or will be materially adversely impacted by such acts or omissions to act without an extraordinary effort, accommodation and sacrifice on the part of the Manager and such guarantors. For purposes hereof, (i) a "Control Party" is a person (or persons acting together or in concert for such purpose described herein, hereinafter defined as a "Group"), who acquires control of the Fund, who does not as of the date of this Agreement hold voting control of the Fund, and who is not (1) an affiliate of a person or Group who holds voting control of the Fund as of the date of this Agreement, (2) an affiliate of the Manager, (3) a member of the NTS Group (as hereinafter defined), or (4) an affiliate of a member of the NTS Group, and (ii) a "Plan" shall be any written development, sales, marketing or related plan or plans with respect to the Project agreed to by the Manager, the Owner and/or the Fund and existing at the time of Control Transfer, and any extension, component or constituent part thereof, as may have been amended or modified from time to time with agreement of Manager, the Owner and/or the Fund, which the terms thereof is to be deemed a Plan hereunder.

         (f) By Manager at its election upon the unilateral termination by the Fund, or election by the Fund not to renew, the existing advisory agreement by and between the Fund and NTS Advisory Corporation, a Kentucky corporation ("NTS Advisory").

         (g) By Manager at its election upon the occurrence of a default or event of default by the Fund and/or by NTS/Virginia under the Fawn Lake Management Agreement which is not cured within any applicable grace period.

Section 7.2 Obligations Upon Termination. Upon expiration or termination of this Agreement for any reason:

         (a) Manager shall use its reasonable good faith efforts to deliver to Owner within one hundred eighty (180) days thereafter a full and final accounting, which shall include a bona fide certified statement, executed by an executive officer of Manager, outlining in detail the amount of the Incentive Payment (as hereinafter defined), if any, and any Reimbursements (as hereinafter defined) due to Manager hereunder, and shall promptly cause all funds held by Manager relating to the Project to be delivered to Owner subject to deduction or offset for any such sums due or payable or to become due or payable to Manager. Manager shall promptly deliver to Owner all original books, records, correspondence, bills and invoices and all other documents, personal property and funds in Manager's possession relating to the Project including, without limitation, all accounting books and records, rent rolls, security deposit schedules, payroll records, originals and copies of all correspondence, sales agreements, service contracts and agreements, and technical data with respect to operation and maintenance of the various systems of the Project; provided, that Manager shall be entitled to retain copies of all of the foregoing. Owner shall immediately pay to Manager any Reimbursements and Incentive Payments then due.

         (b) Manager shall surrender the Project to Owner and quit the premises on the date required by Owner. Upon written request of Owner and at Owner's expense, Manager shall use its reasonable good faith efforts to cooperate with Owner to accomplish an orderly transfer and transition of the operation and management of the Project to a party designated by Owner, and shall remove all signs indicating that Manager is the managing agent of the Project.

         (c) Simultaneous with the submission of its final accounting, Manager shall also submit a full inventory of all items of personal property of Owner having a value in excess of $10,000.00 as of the final date of Manager's operation as the Project's managing agent.

         (d) Any provision of this Agreement to the contrary notwithstanding, Owner and the Fund shall immediately (i) cause any and all guaranties of repayment of any of the outstanding indebtedness of the Project or of the Fund previously executed and delivered by (1) Manager or any of its officers, directors or shareholders, (2) NTS Corporation, a Kentucky corporation ("NTS Corporation") or any of its subsidiaries, officers, directors or shareholders,
(3) Mr. J. D. Nichols, an individual resident of Jefferson County, Kentucky ("Mr. Nichols"), or (4) any affiliate of Manager, NTS Corporation, Mr. Nichols or any of the other foregoing persons or entities (collectively, the "NTS Group"), to be immediately and unconditionally released, (ii) immediately pay to Manager any and all sums then due under this Agreement, including without limitation, Reimbursements and the then accrued and unpaid Incentive Payment, which obligation of Owner to pay the Incentive Payment to Manager as provided in this Agreement shall survive any termination hereof, (iii) repay in full the entire principal balance of, and all accrued and unpaid interest on, all indebtedness of Owner or of the Fund to the Manager, any member of the NTS Group and/or NTS Financial Partnership, a Kentucky general partnership ("NTS Bank") and any affiliate of the NTS Group or NTS Bank, and (iv) cause any and all letters of credits, certificates of deposits, bonds or other deposits or surety furnished, delivered, pledged and/or deposited with respect to any of the outstanding indebtedness or other obligations of the Project by Manager or any member of the NTS Group, to be immediately and unconditionally released and returned. Notwithstanding any provision of this Agreement to the contrary or any prior termination or expiration of this Agreement, (i) this Agreement shall remain in full force and effect until such time as Owner has complied with its obligations under this Section 7.2(d), and (ii) in the event of a termination of this Agreement "for cause", Owner shall have the right and opportunity to set off any monies and damages due to Owner from Manager and resulting from such termination "for cause" against any sums due to Manager hereunder.

                                  ARTICLE VIII
                          GENERAL TERMS AND CONDITIONS

Section 8.1 Limitation of Agency. Nothing contained in this Agreement or in the relationship of Owner and Manager shall be deemed to constitute a partnership, joint venture or any other relationship, and Manager shall at all times be deemed an independent contractor for purposes of this Agreement. Nothing herein contained shall be deemed to constitute Manager as the agent of Owner except as such rights are expressly granted or authorized herein, which shall specifically exclude any rights with respect to the sale, transfer, mortgaging or other financing of the Project.

Section 8.2 Notices. All notices, requests, demands, consents, approvals, waivers or other communications given to any party under this Agreement or in connection with this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight air courier or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at its address set forth below. Copies of such notices shall be sent by facsimile to the facsimile number set forth below. Notice shall be given to Owner at:

                  NTS/Lake Forest II Residential Corporation
                  10172 Linn Station Road, Suite 200
                  Louisville, Kentucky 40223
                  Attn: President
                  Facsimile No.:  (502) 426-4994

         with a copy to:

                  NTS Mortgage Income Fund
                  10172 Linn Station Road, Suite 200
                  Louisville, Kentucky 40223
                  Attn: President
                  Facsimile No.: (502) 426-4994

         with a copy to:

                  Cezar M. Froelich, Esq.
                  Shefsky & Froelich, Ltd.
                  444 North Michigan Avenue
                  Chicago, Illinois 60611
                  Facsimile No.: (312 ) 527-5921

and notice shall be given to Manager at:

                  NTS Residential Management Company
                  10172 Linn Station Road, Suite 200
                  Louisville, Kentucky 40223
                  Attn: President
                  Facsimile No.:  (502) 426-4994
         with a copy to:

                  Gregory A. Compton, Esq.
                  General Counsel
                  10172 Linn Station Road, Suite 200
                  Louisville, Kentucky 40223
                  Facsimile No.: (502) 426-4994

Notices given in compliance with the foregoing provisions shall be deemed given when received, as evidenced by acknowledgment of delivery upon personal delivery or three (3) business days after deposit in the U.S. Mail in accordance with the foregoing, or by execution of the express courier's receipt, as the case may be. Either party shall give the other written notice of any change of address for delivery of all subsequent notices.

Section 8.3 Choice of Laws. This Agreement is made pursuant to, and shall be governed by and construed in accordance with, the laws of the Commonwealth of Kentucky, however, all issues relating to the compliance with state specific regulatory and licensing requirements shall be governed by the laws of the state in which the Project is located.

Section 8.4 Jurisdiction. The parties agree that any legal action, suit or proceeding arising out of or in connection with this Agreement may be brought in the appropriate court in Jefferson County, Kentucky.

Section 8.5 Non-Assignability. Except as provided herein, Manager shall not assign or in any way voluntarily or involuntarily transfer or convey this Agreement or any interest herein or any right, title, interest or obligation hereunder without the prior written approval of Owner, which may be given or withheld in Owner's sole and absolute discretion. In the event Owner consents to an assignment, Manager shall remain absolutely and primarily obligated to Owner for the full and complete performance of Manager's duties and discharge of Manager's obligations under this Agreement and Owner shall have no liability to such assignee by reason of any such agreement between Manager and assignee or any performance rendered by assignee in pursuance of this Agreement. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding the foregoing, this Agreement may be assigned to any entity controlled by Manager or Manager's ultimate parent, without Owner's prior written consent (but with no less than thirty (30) day's prior written notice to Owner) so long as Manager named herein remains fully and absolutely liable for all of its obligations hereunder. If Manager shall in any way assign, transfer or convey its right, title or interest hereunder without Owner's prior written approval, except as expressly permitted herein, Owner shall have the right to immediately terminate this Agreement for cause.

Section 8.6 Waiver. No waiver of any breach or default hereunder shall be implied from any omission of the non-defaulting party to take any action on account of such breach or default if such breach or default persists or is repeated, and no express waiver shall effect any right of action on account of any default or breach other than the default or breach specified in the express waiver, and then only for the time and to the extent therein stated.

Section 8.7 Remedies. Except as otherwise expressly provided herein, all rights and remedies herein enumerated shall be distinct, separate and cumulative and none shall exclude any other right or remedy allowed by law or in equity, and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises. If a legal or equitable action is brought to enforce the terms of this Agreement, the prevailing party shall be entitled to collect its costs, including reasonable attorneys' fees and expenses of appeal, if any.

Section 8.8 Severability. If any provision or term of this Agreement shall be determined by any court of competent jurisdiction to be invalid or unenforceable for any reason whatsoever, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent of the law.

Section 8.9 Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

Section 8.10 Headings. All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

Section 8.11 Exculpation. No officer, director, shareholder, agent, employee or partner of Owner or Manager shall have any personal liability with respect to the respective obligations of Owner or Manager under this Agreement shall be limited as set forth in this Agreement to its interest in the Project.

Section 8.12 Representations. Manager and Owner each represent and warrant that each has full power and authority to enter into this Agreement and discharge their duties hereunder.

Section 8.13 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the leasing and management of the Project. Any modification, change or amendment of this Agreement shall be in writing and executed by Owner or Manager.

Section 8.14 Joinder by Fund. The Fund joins herein for purposes of consenting and agreeing to the terms hereof and hereby unconditionally guarantees the payment as and when due and payable, and the performance, of all obligations of the Owner hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

OWNER:                                         MANAGER:

NTS/Lake Forest II Residential                 NTS Residential Management
Corporation                                    Corporation
By:______________________________              By:____________________________

Title:_____________________________            Title:___________________________


FUND:

NTS Mortgage Income Fund

By:______________________________

Title:_____________________________

Exhibit List:

Exhibit A -       Recording information for existing Sections
Exhibit B -       Description of Unplatted Land
Exhibit C -       Recording information for CC&R's
Exhibit D -       Copy of LFCC Membership Plan
Exhibit E -       Copy of LFCC Exchange Agreement
Exhibit F -       Project Completion Projections
Exhibit G -       Sales Schedule
Exhibit H -       Description of Planned Improvements to the Project (include new Sections and amenities)

                          PROPERTY MANAGEMENT AGREEMENT

         THIS PROPERTY MANAGEMENT AGREEMENT (the "Agreement") is made and entered into as of the 1st day of October, 1997 by and between (i) NTS/VIRGINIA DEVELOPMENT COMPANY, a Virginia corporation ("Owner"), (ii) NTS RESIDENTIAL MANAGEMENT COMPANY, a Kentucky corporation ("Manager"), and (iii) NTS MORTGAGE INCOME FUND, a Delaware corporation ("Fund").

                                   WITNESSETH:

         WHEREAS,  Owner  is  the  developer  of  a  single-family   residential
subdivision known as "Fawn Lake Subdivision" located in Spotsylvania County, Virginia ("Fawn Lake"); and

         WHEREAS, the issued and outstanding common capital stock of Owner has contemporaneously herewith been acquired by the Fund pursuant to that certain Agreement of even date herewith by and among the Fund, Owner and others (the "Stock Acquisition Agreement"); and

         WHEREAS, subdivision plats for certain sections of residential subdivision lots of Fawn Lake (individually, a "Section", and collectively, the "Sections") have been recorded in the Office of the Circuit Court Clerk of Spotsylvania County, Virginia, as more particularly described on Exhibit A attached hereto and made a part hereof; and

         WHEREAS, Fawn Lake is planned to incorporate therein certain unplatted and undeveloped real property now or hereafter owned by Owner, including, without limitation, the real property more particularly described on Exhibit B attached hereto and made a part hereof (the "Unplatted Land"), and additional lands, whether owned by Owner or by others affiliated or unaffiliated therewith, may from time to time be incorporated within Fawn Lake; and

         WHEREAS, certain declarations of covenants, conditions and restrictions have been recorded, and supplemented, amended and/or modified, in the aforesaid Clerk's Office with respect to Fawn Lake, as more particularly described on Exhibit C attached hereto and made a part hereof (collectively, the "CC&R's"), and Owner presently holds the rights and responsibilities of "Developer" under the CC&R's; and

         WHEREAS, Fawn Lake Community Association, a Virginia non-profit corporation ("FLCA"), has been organized pursuant to the CC&R's to own and/or manage, operate and maintain the common area and common amenities of Fawn Lake, and under the CC&R's, Owner retains operating control of FLCA, and is responsible for advancing funding to cover operating deficits of FLCA, subject to the terms of the CC&R's and to certain other existing agreements of Owner and FLCA of which Manager has been made aware; and

         WHEREAS, Owner has constructed within Fawn Lake a golf course and other country club facilities known as "Fawn Lake Country Club", which Owner operates ("FLCC"), under the Fawn Lake Country Club Membership Plan, as amended from time to time (the "FLCC Membership Plan"), a copy of which is attached hereto and made a part hereof as Exhibit D; and

         WHEREAS, Owner desires to retain the services of Manager, as an independent contractor and as authorized agent for Owner, to manage (a) the development and operations of Fawn Lake, including, without limitation, the development of the Unplatted Land into Sections and the sale of lots from such Sections, (b) the operations of FLCC, including, without limitation, the sale of memberships in FLCC, and (c) the operations of FLCA, pursuant to the express terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                         APPOINTMENT OF MANAGER AND TERM

Section 1.1 Exclusive Agency. (a) Owner hereby hires and appoints Manager on the terms and conditions hereinafter provided, as the sole and exclusive management agent of Owner for the day-to-day control and management of the business of Owner, including, without limitation (i) the continued operation of Fawn Lake, including, without limitation, the completion of development of any Sections presently unfinished, the completion of bond release work for developed Sections and the development of Sections on and from the Unplatted Property and other property hereinafter incorporated within Fawn Lake from time to time with the prior written consent of Manager, and, as authorized agent for Owner, the marketing and sale of lots from existing Sections and Sections to be developed on and from the Unplatted Land owned by Owner, (ii) the operations of FLCC, including, without limitation, the sale of memberships in FLCC, (iii) the operations of FLCA, and (iv) the provision and/or sale of ancillary goods and services as selected by Manager with respect to any of the foregoing (collectively, the "Project"). Manager hereby accepts said appointment and recognizes that a relationship of trust and confidence is created by this Agreement, and agrees to use its reasonable good faith efforts to diligently and in a first class manner manage the foregoing so as to effectuate an efficient and economic operation thereof.

         (b) Following the approval of applicable Budgets (as hereinafter defined), Manager shall, without the need for further approval of Owner, use its reasonable good faith efforts to conduct the day-to-day business of Owner, and FLCA and FLCC, as contemplated in this Agreement, within the scope of the applicable Budgets. Manager shall be deemed to be conducting the business of Owner "within the scope of the applicable Budgets" for so long as (i) the funds expended or expenses incurred with respect to any line item set forth in the Budget which pertains to operating costs, and for development costs based on the average cost per lot, do not exceed the approved amount of such line item by more than (1) twenty percent (20%) for each line item of Fifty Thousand Dollars ($50,000.00) or less, or (2) ten percent (10%) for each line item greater than Fifty Thousand Dollars ($50,000.00), (ii) the total of the funds expended or expenses incurred in any one Fiscal Year does not exceed by more than ten percent (10%) the total Budgets approved for such Fiscal Year, unless otherwise agreed by Manager and Owner, and (iii) the actual aggregate sale prices and/or lease payments obtained upon the sale and/or lease of portions of such Section are not more than ten percent (10%) less than the target sales prices and/or lease payments to be obtained upon the sale and/or lease of portions of such Section as provided for in a Budget, unless otherwise approved by Manager and Owner; provided, the Manager shall incur no liability to the Owner, FLCC or FLCA and/or any other person or entity should the Manager inadvertently not be conducting business within the scope of the applicable Budgets or should the same result from force majeure, governmental acts or intervention, Acts of God or other matters beyond the control of the Manager. Further, Manager shall incur no liability to Owner, FLCA, FLCC and/or any other person or entity for actions taken in good faith by Manager for and on behalf of Owner pursuant to the authority granted to Manager herein.

         (c) Owner hereby irrevocably constitutes, designates and appoints Manager, with full power of substitution, as its true and lawful attorney-in-fact, which appointment is coupled with an interest and cannot be terminated by Owner for any reason except upon termination of this Agreement, with full power and authority, in Owner's name, place and stead, for the purposes of consummating the transactions contemplated by this Agreement, including, without limitation (i) the consummation of sales of lots in existing Sections and/or lots hereafter developed from Unplatted Land owned by Owner, and the sale of other land owned by Owner, including, without limitation, the execution and delivery for and on behalf of Owner from time to time of deeds and other instruments of conveyance deemed necessary by Manager, (ii) the operation and control of FLCC and the sale, exchange, repurchase and/or termination of memberships therein, and the execution and delivery of agreements, documents and instruments for and on behalf of Owner with respect thereto, including, without limitation those deemed necessary by Manager from time to time to consummate the sale and conveyance of memberships in FLCC, (iii) the execution and delivery of agreements, documents and instruments for and on behalf of Owner with respect to the operation and control of FLCA, (iv) the institution, prosecution, compromise and/or settlement of litigation for and on behalf of Owner, FLCA and/or FLCC, and (v) the execution and delivery generally of agreements, documents and instruments for and on behalf of Owner necessary or desirable in connection with the foregoing or otherwise contemplated by this Agreement. The Power of Attorney hereby granted to Manager is a special power of attorney coupled with an interest and is irrevocable, and shall survive the dissolution, bankruptcy or insolvency of Owner. Owner hereby agrees to execute and deliver to Manager within five (5) days after receipt of the Manager's written request therefor, such other and further powers of attorney and other instruments which the Manager in its sole discretion, deems necessary or desirable to comply with any laws, rules or regulations relating to conducting the business of Owner and of the Project.

Section 1.2 Term. This initial term of this Agreement shall commence as of October 1, 1997, and thereafter continue through and including December 31, 2003; provided, that the initial term of this Agreement shall be automatically extended for such time as any Affiliate of Manager is a guarantor or is otherwise obligated on any indebtedness of Owner pertaining to the Project or otherwise. Thereafter, this Agreement shall be automatically renewed for successive terms of six (6) years each, commencing as of the expiration of the immediately preceding term, unless Owner or Manager elects not to renew this Agreement by giving written notice to the other no later than six

(6) months prior to the end of the then current term; provided, that this Agreement may be otherwise terminated as set forth in Article VII hereof.

                                   ARTICLE II
              MANAGEMENT DUTIES, RESPONSIBILITIES AND COMPENSATION

Section 2.1 Performance of Duties. Manager, subject to Owner's approval rights as set forth herein, shall use its reasonable good faith efforts in the management and marketing of the Project using commercially reasonable management methods and techniques, and in providing attendant management services, and in connection with the day-to-day control and management of the business of the Project, Manager shall have the authority, for and on behalf of Owner, to among other things, all of the following on behalf of Owner and the Project, provided the same are within the scope of the applicable Budgets, except as otherwise set forth in this Agreement:

         (a) Pay when due all obligations of the Owner, but only from funds of the Project, as more particularly provided in Sections 2.6 and 2.8 of this Agreement (except that Manager may from time to time at its option, but without obligation, pay such obligations by advances of its own funds for administrative convenience and be reimbursed by the Owner);

         (b) Cause to be insured (subject to the availability of insurance at reasonable rates) the property of the Project with such coverage and in such amounts as the Manager may from time to time determine and otherwise as contemplated in Article V of this Agreement;

         (c) Acquire real and personal property as contemplated by any Budget to be incorporated in the Project, and otherwise hold and manage any and all real property owned and/or controlled by the Owner, and any interests therein and appurtenances thereto, and develop, construct, acquire and/or install such amenities, infrastructure, facilities, machinery, equipment, and the like, and to obtain and pay for services rendered by independent contractors, consultants, vendors and professionals as shall be necessary or appropriate for the development of the Project and as otherwise contemplated by this Agreement;

         (d) Advertise and otherwise promote and close the sale and/or lease of portions of the Project developed or to be developed as residential, multi-family and/or commercial building lots, or in such other form or for such uses as may be contemplated in connection with the development of the Project, and to engage the services of, and pay such commissions and fees to, such real estate brokers and/or sales agents as the Manager may deem necessary or appropriate in connection therewith;

         (e) Manager and/or its Affiliates (as hereinafter defined) may advance or lend funds for use with respect to the development of the Project, on generally the same basis and terms as may otherwise be commercially available, provided, that (i) the rate of interest per annum charged by the Manager and/or any of its Affiliates on any such loans shall in no event exceed (i) a variable rate per annum equal to the sum of one percent (1%) in excess of the " Prime Rate" as designated from time to time by Bank of Louisville and Trust Company of Louisville ("Bank of Louisville"), or (ii) in the event that Bank of Louisville is no longer in existence at the time of any such borrowings, a variable rate per annum equal to the sum of one percent (1%) in excess of the Prime Rate as reported from time to time in the Wall Street Journal;

         (f) To borrow money required for the business and affairs of the Project from others as contemplated by any Budget, and to secure the repayment thereof by executing mortgages or deeds of trust, pledging or otherwise encumbering or subjecting to security interests, assets of the Project, and to deal in all manners, including negotiation and closing on such terms as Manager shall deem acceptable in its reasonable discretion, with existing and future lenders for the Project, including, without limitation, The Provident Bank;

         (g) To  operate,  manage  and  develop  the  Project  and to enter into
agreements  with  others  with  respect  to  such   management,   operation  and
development, as contemplated by this Agreement;

         (h) To employ persons at the expense of the Project in the operation and management thereof, on such reasonable terms and for such compensation as the Manager deems, in it reasonable discretion, to be in the best interests of the Project and otherwise as contemplated by Section 2.9 of this Agreement;

         (i) To incur, at the expense of the Project, bank charges with respect to bank accounts maintained pursuant to Section 2.8 of this Agreement;

         (j) To incur, at the expense of the Project, charges for the purchase of supplies, materials, equipment or similar items used in connection with the operation of the Project pursuant to Section 2.5 of, and as otherwise contemplated by, this Agreement;

         (k) To employ persons, at the expense of the Project, to perform legal and independent auditing services in connection with the operation and management of the Project, and to provide services in connection with the preparation and filing of any tax return or any other report, including, but not by way of limitation, the reports to Owner required to be prepared pursuant to the terms of this Agreement; and

         (l) Generally, to do all things necessary or appropriate in the opinion of the Manager to carry out its duties and obligations within the scope of authority granted it under the terms of this Agreement, or pursuant to authority specifically delegated to it by the Owner.

Section 2.2 Reimbursements and Incentive Payment. Owner shall pay to Manager, as compensation for the services rendered by Manager under this Agreement, the following:

         (a) Expense Recovery. Owner shall pay directly, or shall reimburse Manager for, all actual costs and expenses (the "Expense Recovery") incurred in connection with the management and operation of the Project as contemplated by this Agreement by Manager or otherwise, including, without limitation, the cost of:

         (i) gross salary and wages, payroll taxes, insurance, worker's compensation and other fringe benefits (collectively, "Compensation Expenses") of those management, accounting, professional, engineering and development, marketing and office personnel employed by Manager and/or any of its affiliates ("Employees") (but excluding J. D. Nichols) who render services (1) full time and on-site at the Project,
         (2) with respect to the Project but who are not on-site, with respect to whom the Compensation Expenses will be appropriately pro-rated and allocated to the Project, and (3) with respect to the Project but have multiple project responsibility, with respect to whom the Compensation Expenses will be appropriately prorated and allocated to the Project;

         (ii)general accounting, bookkeeping, statistical and reporting services

         (iii) forms, papers, ledgers, Federal Express, UPS or other courier charges, fax and other telephone services (including, without limitation, long distance charges), and other supplies and equipment used in Manager's office or elsewhere with respect to the Project;

         (iv) electronic data processing, or any prorata charge thereof, for data processing provided by computer service companies, and computer and accounting equipment provided by Manager and/or any of its Affiliates;

         (v) reasonable charitable contributions as elected by Manager, all of which must be made in accordance with applicable law;

         (vi) advances made to Employees and cost of travel for matters directly related to Project operations;

         (vii) comprehensive crime insurance or fidelity bonds purchased by Manager for its own account, as required herein, and/or for the account of Owner;

         (viii) training expenses for Employees related to the Project and attendant licenses, trade associations and organizational affiliations for Employees;

         (ix) employment or recruitment fees, severance fees or relocation expenses for Employees;

         (x)  advertising and marketing expenses related to the Project;

         (xi) all sales and brokerage fees or commissions paid to brokers or sales agents, including internal fees or commissions paid to sales personnel;

         (xii) legal and other professional services related to the Project; and

         (xiii) office furnishings and all costs incidental to the operation of the office space provided on-site at the Project.

         (b) Overhead Recovery. Owner shall reimburse Manager for overhead expenses attributable to the Employees and the efforts of Manager under this Agreement an amount (the "Overhead Recovery") (the Expense Recovery and the Overhead Recovery are collectively referred to in this Agreement as the "Reimbursements") equal to three and three fourths percent (3.75%) of the Project's monthly Gross Cash Receipts (as hereinafter defined) from the operations of the Project. "Gross Cash Receipts" shall be defined as revenues collected and received (including, without limitation, promissory notes and other evidences of indebtedness received) from Project operations, including, but not limited to, (i) sales and/or leases of lots and other real property from the Project, (ii) sales of memberships in FLCC, (iii) the gross receipts of operations of FLCC, (iv) lot maintenance fees collected from lot owners, (v) all rental income, and (vi) other income and revenue collected from the sale of ancillary services related to the Project. Gross Cash Receipts shall specifically not include (i) the amount of any sales contract deposits until such time as such a deposit is applied to the purchase price of a lot or other goods or services sold or is retained upon the breach of any such sales contract, but not if applied by Owner as reimbursement for property damage or expenses incurred by Owner, (ii) prepaid rent or other prepaid revenue until such time as it is applied, (iii) insurance proceeds, (iv) services provided by Manager for an additional fee paid by the recipient, (v) tax refunds, and (vi) condemnation awards.

 . (c) Payment of Reimbursements. Manager shall be permitted to issue a check for the Reimbursements from the Project's Disbursement Account (as discussed in Section 2.8(b) below) on a monthly basis, on or after the tenth (10th) day of the next succeeding month. Any checks received by the Owner or Manager and returned by the bank for insufficient funds or otherwise shall be deducted from Gross Cash Receipts prior to calculation of the Overhead Recovery and shall not be included in Gross Cash Receipts until fully and finally collected. If returned checks are received from the bank after payment of the Reimbursements, the amount thereof shall be deducted from the next month's Gross Cash Receipts, unless such check(s) have then been paid. In the event that the Project does not have sufficient funds in the Disbursement Account or otherwise available for payment of the Reimbursements when due, the same shall accrue and shall bear interest at the Prime Rate in effect from time to time at the principal offices of Bank of Louisville and Trust Company in Louisville, Kentucky, or if such bank is no longer in existence, at the Prime Rate as published from time to time in the Wall Street Journal, and shall remain due and payable and may be paid by Manager from excess funds available at any time in the Manager's discretion.

         (d) Incentive Payment. Provided that this Agreement has not been terminated by Owner "for cause" due to a default by Manager hereunder, and for so long as Manager does not unilaterally and without cause elect to not renew this Agreement as contemplated by Section 1.3 above, then Manager shall be entitled to receive from Owner an amount (the "Incentive Payment") equal to ten percent (10%) of the Net Cash Flow of the Project from the date hereof over the remaining life thereof to completion of development and sale and conveyance of all lots and other Project assets in the ordinary course of business (hereinafter referred to as the "Project Life"). "Net Cash Flow" shall mean the excess, if any, of (i) the Gross Cash Receipts of the Project over the Project Life, over (ii) the sum of (A) all cash expenses incurred during the Project Life for the Project, including, but not by way of limitation, the Reimbursements, taxes, interest, insurance premiums, utilities, supplies and fees, as contemplated by this Agreement and/or any approved Budget, (B) all amounts paid during such period on account of amortization of the principal of any debts and/or liabilities of the Project contemplated by this Agreement and/or by any approved Budget, and (C) all capital expenditures made during such period as contemplated by this Agreement and/or any approved Budget. The Incentive Payment shall accrue from and after the date hereof and shall continue to accrue throughout the Project Life. The Incentive Payment shall be due and payable after such time as the sum of (i) the Net Cash Flow of the Project (the "Fawn Lake Cash Flow"), (ii) the "Net Cash Flow" (the "Lake Forest Cash Flow") of the Lake Forest Subdivision project in Jefferson County, Kentucky (the "Lake Forest North Project") under and as defined in that certain Property Management Agreement of even date herewith (the "Lake Forest Management Agreement"), by and among Manager, the Fund and NTS/Lake Forest II Residential Corporation, a Kentucky corporation ("NTS/LFII"), and (iii) the Fund's interest in the "Net Cash Flow" of the Orlando Lake Forest Joint Venture, a Florida joint venture ("OLFJV"), under and as defined in that certain Amended and Restated Joint Venture Agreement of Orlando Lake Forest Joint Venture dated August 16, 1997 (the "Orlando Lake Forest Cash Flow"), would have been sufficient, if distributed to the Fund as the sole shareholder of Owner and NTS/LFII, and as a partner of OLFJV, together with all other funds generated by the operations and investments of the Fund, less the normal and reasonable operating expenses of the Fund incurred in the ordinary course of business (e.g. expenses for accounting and auditing services, taxes and insurance) (collectively, the "Ordinary Expenses"), but excluding from the computation of Ordinary Expenses any and all expenses related to (A) interest on, and fees and expenses related to, monies borrowed by the Fund for any purpose except for (1) the payment of the Fund's otherwise Ordinary Expenses, or (2) direct investment by the Fund in the Owner for purposes of the Project, in NTS/LFII for purposes of the Lake Forest Project and/or in OLFJV, unless such borrowings have received the express prior written approval of Manager, and (B) expenses incurred by the Fund with respect to any project or investment other than the Project, the Lake Forest North Project or OLFJV (the Fawn Lake Cash Flow, the Lake Forest Cash Flow and the Orlando Lake Forest Cash Flow, together with all such other funds of the Fund, less the Ordinary Expenses, are hereinafter collectively referred to as the "Fund Net Cash Flow"), to enable the Fund (not considering any other investments or other use of the Fund Net Cash Flow actually made by the Fund) to return to the then existing shareholders of the Fund an amount which, after adding thereto all other payments actually made and monies actually remitted or distributed to such shareholders of the Fund over the life of the Fund, regardless of the source thereof, is at least equal to the original investment per share of the Fund made by each such shareholder (the "Fund Capital Return"). For example, if as of the date of this Agreement the shareholders of the Fund have received an aggregate amount equal to the sum of $10.00 per share from the Fund, regardless of the source of such payment, then the Fund Net Cash Flow from all sources must generate sufficient funds which would have enabled the Fund to return to its then shareholders an additional $10.00 per share as described above, to bring the total amount so received by the shareholders of the Fund to the $20.00 per share purchase price originally paid before the Manager shall be entitled to begin receiving the accrued Incentive Payment. Notwithstanding the foregoing, the Incentive Payment shall be due and payable to Manager as provided in Section 7.2 hereof.

         (e) Payment. The Fund joins herein and agrees that (i) the Fund shall cause the Fawn Lake Cash Flow, the Lake Forest Cash Flow and the Orlando Lake Forest Cash Flow to be distributed to it by the Owner, NTS/LFII and OLFJV, respectively, and the Owner joins herein and so agrees to distribute to the Fund the Fawn Lake Cash Flow, as and when received and in any event by the end of each calendar quarter, commencing March 31, 1998, and continuing at the end of each calendar quarter thereafter, and (ii) once the Fund Capital Return has been realized, the Fund shall thereafter pay to Manager a portion, not to exceed eighty percent (80%), of the Fund Net Cash Flow as and when received, and in any event within ten (10) days after the end of each calendar quarter, as necessary to cover, on a prorata basis based on the respective amounts then outstanding, of the then accrued and thereafter accruing Incentive Payment for the Project and for the Lake Forest Project. The Fund agrees that any accrued Incentive Payment remaining unpaid after completion and sale of the Project and and distribution of all Fund Net Cash Flow shall be deemed to be credited by the Fund as a payment on the Purchase Price Guaranty of NTS Guaranty Corporation to the Fund.

         (f) Sole Compensation. It is understood and agreed that the Reimbursements and the Incentive Payment set forth in this Section 2.2 shall constitute Manager's sole compensation under this Agreement for all management and support services. All income and revenues of whatever nature collected by Manager or others in connection with Project operations are and shall remain the property of the Owner.

Section 2.3 Management Reports. Manager shall timely prepare and deliver to Owner the following reports, schedules and statements:

         (a) Not later than the 30th day of each calendar month, gross Project operating results for the preceding month;

         (b) Not later than the 30th day of each calendar month, a monthly unaudited operating statement reflecting all receipts, expenses and other financial results from the operation of the Project for the preceding month (including, without limitation, all deposits into the Operating Account and expenditures from the Disbursement Account) and shall, if requested by Owner, include copies of bank account statements and reconciliations, and all other information reasonably requested by Owner. Such monthly statement may reflect the operations of the Project on either a cash or accrual basis, as elected by Manager, in accordance with generally accepted accounting principles;

         (c) Not later than the 30th day of each calendar month, a cash flow statement for the Project for the preceding calendar month and for the year to date. Each such statement shall also include a Budget comparison and an explanation of all major variances (i.e. all of those not within the scope of the Budget and those with variances of more than ten percent [10%]). The cash flow statement shall be supported by schedules and statements reasonably required by the Owner from time to time;

         (d) If requested by Owner at the close of a quarter, then not later than the 90th day after the close of such quarter, and, if requested by Owner at the close of a Fiscal Year, then within one hundred eighty (180) days after the close of such Fiscal Year, a report on the state of the business and affairs of the Project, and such other information concerning the Project as may be reasonably requested by Owner, and which reports need not be audited and shall include (i) a narrative report on sales (if any), construction, employment and any other factors of significance which relate to the Project, (ii) an operating statement comparing current profit, loss and items of income and expenses to the Budget and a forecast of said items for the balance of such fiscal year with variance analysis explanation, (iii) any revisions to the Budget that Manager may recommend in light of the aforesaid forecast, provided that Manager at any time may submit to Owner for review and approval by Owner, which approval shall not be unreasonably delayed, withheld or conditioned, one or more supplements to or revisions of the Budget last approved by Owner, and
(iv) a balance sheet as of the end of the applicable quarter or Fiscal Year, a related statement of net income or net loss for such period, and such other information as in the judgment of Manager shall be reasonably necessary for Owner to be advised of the results of the Project's operations;

         (e) At Owner's written election, within two hundred (200) days following the end of each Fiscal Year, at the expense of Owner, Manager shall have an annual certified audit of the Project records prepared by a firm of independent certified public accountants reasonably acceptable to Owner;

         (f) After notice from Owner, promptly upon receipt thereof, Manager shall supply to Owner a copy of all notices or statements thereafter received by Manager which: (i) concern bank accounts or insurance policies or claims related to the Project; (ii) are received from any governmental agency; (iii) are received from any owner of a lot in the Project, or FLCC membership, and relate to the asserted failure of Owner to perform its obligations under applicable agreements or similar matters; or (iv) threaten or are expected to have a material effect upon the Project or Owner. Such submittal shall not include copies of information bulletins, questionnaires and similar materials of general distribution which are not expected to have a material effect upon the Project or Owner; and

         (g) Promptly upon obtaining knowledge thereof, a statement describing all significant occurrences and circumstances affecting the Project or its operation, and all occurrences and circumstances affecting in any manner Owner's interest in and to the Project. Without limiting the above, Manager shall promptly notify Owner in writing of the commencement of any legal actions or proceedings affecting, or relating to, the Project.

Section 2.4 Maintenance and Repair of Project. Manager shall, as an expense of the Project and consistent with approved budgetary guidelines, cause the buildings, appurtenances and common areas of the Project to be maintained in first class condition and repair according to local standards for comparable properties in the Spotsylvania County, Virginia market area, and, in any event, in accordance with the standards and conditions specified by Owner from time to time. Maintenance and repair items shall include but shall not be limited to,
(a) interior and exterior janitorial services, (b) exterior grounds and landscaping services, (c) repairs and alterations to existing improvements, (d) plumbing, (e) parking areas, (f) electrical systems, (g) painting, (h) carpentry, (i) maintenance and repair of mechanical systems and (j) such other maintenance and repair work as is reasonably necessary. Manager agrees that after request by Owner, Manager shall periodically review with

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



Owner all expenses and any reserves therefor, and other services rendered in connection with the Project. Emergency repairs reasonably deemed immediately necessary by Manager for the preservation and safety of the Project or residents or other persons, or to avoid the suspension of any service to the Project may be made by Manager without the approval of Owner. Owner shall be notified of any such emergency expenditures within 72 hours of the occurrence thereof. Notwithstanding this authority as to emergency repairs, it is understood and agreed that Manager will if requested by Owner, thereafter confer with Owner regarding every such expenditure. All necessary maintenance shall be performed by Manager in a timely manner, and, unless otherwise directed by Owner, no necessary maintenance shall be deferred.

Section 2.5       Service and Supply Contracts.

         (a) Manager shall directly select, supervise and engage all independent contractors, suppliers and vendors, in the development, operation, repair, maintenance, servicing and promotion of, and sale of lots from, the Project, including but not limited to those necessary for (i) the development and construction of new Sections, (ii) the supplying of goods and services related to the operation of FLCA and FLCC, and (iii) the supplying of electricity, gas, water, telephone, cable television, telecommunication services, cleaning, fuel, oil, vermin extermination, trash removal, security and other services deemed necessary or advisable by Manager for the operation of the Project. Notwithstanding the foregoing, but subject to the provisions of Section 2.4 above regarding emergency expenditures, any such contract that (i) requires annual payment(s) which total in excess of $100,000.00, (ii) has a term of more than one (1) year (as expressly approved by Owner in writing), (iii) is with an affiliate of Manager or any individual directly related to any employee of Manager, or (iv) would cause any line item of the approved Budget, other than for utilities or an expense deferred, to be exceeded by more than (1) twenty percent (20%) for each line item of Fifty Thousand Dollars ($50,000.00) or less, or (2) ten percent (10%) for each line item greater than Fifty Thousand Dollars ($50,000.00), shall, unless expressly contemplated by the approved Budget, require the prior written consent of Owner, which consent shall not be unreasonably delayed, withheld or conditioned. Together with Manager's request for consent to any such service contract, Manager shall deliver to Owner a copy of the proposed contract, a statement of the relationship, if any, between Manager (or the person or persons in control of Manager) and the party which will supply such goods or services under the proposed contract, supporting analysis, if any, and competitive bid documentation, if any.

         (b) In connection with its selection and supervision of contractors, suppliers and other entities pursuant to this Section, Manager, among its other duties, will (i) subject to the emergency provisions of Section 2.4 hereof, negotiate and, when approved by Owner or when consistent with or contemplated by the approved Budget, enter into agreements relating to the development, operation, repair, maintenance, service and/or promotion of the Project, and
(ii) directly supervise and inspect the performance under all contracts and agreements, including without limitation, the supervision, inspection and observation of all work at the Project during the progress thereof, and the final inspection of the completed work and the approval or disapproval (as appropriate) of all bills submitted for payment. In connection with the foregoing, Manager shall obtain all commercially reasonable and necessary receipts, releases, waivers, discharges and assurances necessary to keep, and will use its reasonable good faith efforts to keep, the Project free from mechanics' and materialmen's liens and other claims. Manager shall timely pay all bills of such contractors, suppliers and entities contemplated by an approved Budget or properly approved by Owner, but such bills shall be at the expense of the Project and shall be paid by Manager from the Disbursement Account described in Section 2.8(b) below.

         (c) All service contracts shall, unless expressly approved in writing by Owner or as contemplated by the approved Budget: (i) except for contracts for the construction or development of new Sections or amenities at the Project, include a provision for cancellation thereof (without penalty) by Owner on not more than thirty (30) days' written notice; (ii) require that all contractors provide evidence of insurance specified in Section 5.8 of this Agreement or otherwise acceptable to Owner and Manager; (iii) include a provision requiring the contractor to indemnify Owner and Manager for willful misconduct, negligence and all actions in excess of the authority granted to the contractor under the terms of its contract with Manager; and (iv) include, unless waived by Owner, a provision requiring the contractor to either obtain all appropriate waivers in the approved format as provided under applicable State law, or file a bond for the discharge of any mechanics' lien filed against the Project by contractors or subcontractors, in connection with work to be performed under the terms of the contract. Unless Owner specifically waives such requirement in writing, all service contracts (other than those entered into for emergency purposes) providing for annual payments in excess of $500,000.00 shall be subject to bid under the procedure as specified below.

         (d) Except for contracts for emergency services or for rate-regulated utility service, all contracts for repairs, capital improvements, goods and services exceeding $500,000.00 shall, unless such requirement is waived in writing by Owner, be awarded on the basis of competitive bidding, solicited in the following manner:

         (i) A minimum of two (2) written bids shall be solicited obtained for each purchase;

        (ii)Each bid will be solicited in a form so that bids will be comparable

         (iii) Manager may accept the low bid if the expenditure is for an item included within the approved Budget and if the amount of such bid will not cause a material variance in any accounting category of the approved Budget such that the same shall be exceeded by more than (1) twenty percent (20%) for each line item of Fifty Thousand Dollars ($50,000.00) or less, or (2) ten percent (10%) for each line item greater than Fifty Thousand Dollars ($50,000.00);

         (iv) Subject to Manager's rights under (iii) above, Owner shall be free to accept or reject any and all bids in its reasonable discretion.

         (e) When taking bids or issuing purchasing orders, Manager shall use its reasonable good faith efforts to secure for, and credit to Owner any discounts, commissions or rebates obtainable as a result of such purchases.

Section 2.6 Disbursements for Expenses of Project. Manager shall, consistent with the approved Budget, as described below, (a) make a careful audit of all bids received for services, work and supplies ordered in connection with maintaining and operating the Project, (b) pay all such bills, which Manager determines are properly payable, (c) pay water charges, sewer charges and utility assessments and all other charges and impositions (other than real estate taxes), as and when the same shall become due and payable, and (d) pay the Reimbursements and the Incentive Payment. All bills shall be paid by Manager on a timely basis and/or as directed by Owner solely out of the revenues generated by the Project or otherwise through funding reasonably determined necessary by Owner. Except to the extent any late charge or penalty is due to Owner's failure to provide adequate funds after receiving timely notice of such expected expenditures from Manager, Manager shall bear the cost of all late charges or penalties incurred due to the failure to timely pay any bill or expense due and owing.

Section 2.7 Collection of Monies. Manager shall use its reasonable good faith efforts to collect income and all other charges due with respect to the Project and request, demand, collect, receive and receipt for all such monies. Owner also hereby authorizes Manager, and appoints Manager as the agent and attorney-in-fact of Owner, to institute and execute legal proceedings for the collection of such monies and the foreclosure of any liens in favor of Owner, in the name of and at the expense of Owner. Any request by Manager for a write off or discharge of any monies due and owing Owner in excess of $50,000.00 shall be submitted to Owner for prior approval. Selection of legal counsel shall be at Manager's discretion. Manager shall, promptly upon receipt of any of the above-referenced funds, deposit same into the Operating Account referred to in
Section 2.8(a) below.

Section 2.8       Banking Accounts.

         (a) Operating Account. All revenue received from the operation of the Project by Manager from any source shall be deposited on a daily basis as received by Manager at such local bank as designated by Owner and in a separate, segregated operating account (the "Operating Account") that has been established by Owner. The Operating Account shall be swept by Owner via electronic transfer on a daily basis to an investment account maintained by Owner. Manager shall maintain a daily record of all deposits made, including copies of all checks received for deposit.

         (b) Disbursement Account. All Project expenses paid by Manager, as provided herein, are to be drawn on a separate disbursement account (the "Disbursement Account") that has been established by Owner which shall have two authorized signatories designated by Manager. Any check in excess of $500,000.00 will require Owner approval prior to clearing the Disbursement Account, which approval shall not be unreasonably delayed, withheld or conditioned. Owner will fund the Disbursement Account on a weekly basis, after receiving and approving the estimated total dollar amount requested from Manager. In the absence of any such Disbursement Account established by Owner, the Operating Account shall serve also as the Disbursement Account.

         (c) Security Deposit Account. All security deposits received by Manager shall be deposited on the date received into a separate security deposit account (the "Security Deposit Account"). No interest shall be paid with respect to any security deposit unless required by separate agreement or by law, and then only to the extent required by law. Any required payments of security deposits shall be made from the Security Deposit Account. All funds in the Security Deposit Account shall be deposited, maintained, paid out as provided herein and in compliance with all applicable law and in accordance with the terms of any applicable agreement.

Section 2.9 Personnel. Manager undertakes to use due care in the selection and supervision of personnel to operate and maintain the Project and of each person in the general employ of Manager to whom said duties are delegated. Manager shall investigate, hire, supervise and, as applicable, discharge the personnel reasonably necessary to be employed, consistent with approved budgetary guidelines, to maintain and operate the Project, in accordance with the standards set forth in this Agreement, including, but not limited to, on-site managers, sales and marketing personnel, maintenance personnel and maintenance supervisory personnel. Manager shall provide personnel capable of satisfactorily performing their duties and shall provide personnel for that purpose without regard to the race, color, creed, sex, age, disability or national origin or any other prohibited discriminatory consideration of such personnel. Such pre-hiring investigation shall as deemed necessary or advisable by Manager, include reference checks, verification of education, a credit check, verification of employment history, determination whether a potential employee has any criminal convictions, and post-offer pre-employment drug tests. Such personnel shall, in every instance, be deemed employees of Manager and not of Owner. Owner shall have no right to supervise or direct such employees, and Manager agrees to be responsible for their activities and performances hereunder. In the event Owner believes Manager's employees' conduct is detrimental to the operation of the Project or Manager intends to make changes in supervisory personnel, Manager shall consult with and consider the recommendations of Owner. Manager shall in each instance advise Owner, in writing, of any proposed change in the on-site Manager or other supervisory personnel. Nothing contained in this Section 2.9 is intended to give Owner the right to hire or fire any employee of Manager or characterize Owner as the employer of any such employee. As provided in Section
2.2 hereof, all expenses, including payroll, customary payroll taxes and fringe benefits (including bonuses, 401K plans and other insurance or retirement benefits), medical and health insurance, workers' compensation, State and Federal employment taxes and Social Security contributions, shall be deemed to be Reimbursements payable to Manager by Owner, as evidenced by payrolls provided by Manager in such form and manner as may be reasonably required by the Owner. Manager understands and agrees that Manager's relationship to Owner is that of an independent contractor. Manager will not represent in any manner that its relationship to Owner with respect to the management of the Project is other than that of an independent contractor having the authority to act as Owner's representative and authorized agent expressly pursuant to the terms and conditions of this Agreement. Manager will negotiate any applicable labor agreements relating to employees of Manager, and cause to be prepared and filed the necessary forms of disability insurance, hospitalization, group life insurance, unemployment insurance, withholding taxes, and Social Security taxes and all other forms required by any Federal, state, county or municipal authority or labor union agreement.

Section 2.10 Customer Service Requirements. Manager shall endeavor to maintain polite businesslike relations with the residents and customers of the Project and the members of FLCC and FLCA. Service requests shall be received, logged and considered in systematic fashion in order to show the action taken with respect to each. A record of service requests shall be maintained by Manager for reasonable inspection by Owner. Manager shall use its reasonable good faith efforts and due diligence to secure full compliance by customers with the terms and conditions of their respective contracts and agreements. Manager shall not knowingly take any action which would violate any customer's or member's contract, and shall promptly deliver to Owner any notice of default received from a customer or member, and use its reasonable good faith efforts and due diligence to cure such default. Manager shall perform all duties of the Owner under each contract so that such contract shall remain in full force and effect and so that no claim of default shall be made against Owner by reason of Manager's acts or omissions. In the event Manager incorrectly bills any customer or member for less than the full amount of monies payable under any contract or agreement, or any member of FLCA for any assessments or other monies due under the CC&R's, Manager shall promptly take all reasonable steps to collect all unpaid monies. Manager shall institute and coordinate such legal proceedings as Manager may elect to collect any such unpaid monies or other monies due to Owner, provided, however, that Owner shall retain final authority over the conduct of any such proceedings. Manager shall have no obligation to institute in its name, or in Owner's name, any legal proceedings, but Manager, at Owner's written request, and at Owner's expense to the extent any travel or out of pocket expenses are incurred, will assist Owner in any proceedings relating to the Project and instituted in Owner's name, which assistance will include, without limitation, coordinating and participating in such proceedings with Owner's counsel, all without additional cost to Owner.

Section 2.11 Books and Records. Manager shall maintain at the Project and/or Manager's offices at the address hereinafter set forth, originals of each of the following: proper accounting books and journals and orderly files containing originals of all payment records, insurance policies, leases, sales contracts, correspondence, receipted bills and vouchers, and all other documents and papers pertaining to the Project or the operation thereof. It is specifically agreed that the originals of the foregoing documents shall be the sole property of Owner, and that Manager shall, upon the written request of Owner, deliver any or all such original documents (or if such originals are not in Manager's possession, then copies of such originals) to Owner or to Owner's attorneys, accountants or other representatives of Owner, provided, however, that Manager shall be entitled to retain for its use copies of the foregoing documents. Manager may transfer records to microfilm or an electronic storage medium such as compact disc (in which case such microfilm and/or electronic medium shall be treated as the original under this Section) and thereafter deliver to Owner the actual originals at Owner's request. Manager agrees to keep all financial and sales information concerning the Project confidential at all times during and after the term of this Agreement except for disclosure to Manager's employees, accountants and attorneys; and no such information shall be given to any other third party without the prior written consent of Owner except as required by law or by legal proceedings.

Section 2.12      Preparation of Budgets.

         (a) Within sixty (60) days after the close of each Fiscal Year (unless otherwise agreed by Manager and Owner), so long as this Agreement is in effect, Manager shall use its reasonable good faith efforts to prepare and deliver to Owner a proposed budget and business plan for the development and operations of the Project for the succeeding Fiscal Year, which budget and business plan shall contain at least one (1) line item providing for the deficit funding of FLCA and any other property owners association(s) organized in connection with the development of the Project, and at least one (1) line item providing for the deficit funding of FLCC, and shall otherwise be in such form and including such estimates and assumptions as the Manager shall reasonably select, which after approval or deemed approval by Owner as hereinafter provided, shall be deemed the approved budget for purposes of this Agreement (the "Budget"). The format of the Budget shall be substantially similar to that used for other NTS subdivision developments owned and/or managed by Manager and/or its Affiliates, and shall set forth, in reasonable detail and on a monthly basis, an itemized statement of the estimated disbursements for such period, including but not limited to all normal operating costs, expenses relating to planned improvements, Reimbursements, Incentive Payments, real estate taxes, mortgage payments and debt service, insurance premiums, employee salaries and similar items, a schedule of necessary capital expenditures reasonably detailing each item and the estimated cost thereof (the "Capital Expense Schedule"), and the estimated income and revenues for such period (the "Revenue Schedule"). If Manager believes it is desirable to change the Revenue Schedule or the Capital Expense Schedule, Manager shall provide written notice to Owner of the changes sought. No annual Budget shall become effective until Owner has approved such Budget in writing, which approval shall not be unreasonably delayed, withheld or conditioned, and shall be given by Owner provided that the Budget is reasonably consistent with, or represents results better than those expected under, the projections for the completion of the Project prepared in connection with this Agreement by Owner and Manager, and attached hereto and made a part hereof as Exhibit E (the "Project Completion Projections"), which Project Completion Projections represents simply an estimate of possible financial return over the remaining life of the Project and do not in any event constitute a representation or guaranty of the returns of the Project. Owner shall within ten
(10) days of its receipt of a Budget, either (i) approve the Budget as submitted, which approval shall not be unreasonably delayed, withheld or conditioned, and so notify Manager in writing, or (ii) deliver to Manager reasonable proposed modifications to be made to such Budget. If Owner fails to either approve a Budget or deliver the proposed modifications thereto within such ten (10) day period, Owner shall be deemed to have approved the Budget as submitted by Manager. Each Budget shall provide for a contingency fund which may be drawn against by the Manager without the need for further consent of Owner, for the payment of unforeseen expenses of the Project which may arise in the course of the completion of the Project. Manager may, from time to time, compile and submit to Owner a revised Budget ("Revised Budget") for the remaining portion of the then applicable year, which Revised Budget shall be treated in all instances as a Budget submitted in accordance with this Section, subject to approval and/or modification in the same manner and within the same period, and shall be deemed to be approved by Owner should Owner fail to respond to the submission of such Revised Budget within such period, as any Budget so submitted to Owner.

         (b) Manager agrees to use due diligence and to employ its reasonable good faith efforts to ensure that the actual costs of maintaining and operating the Project shall not exceed the amount provided therefor in the applicable Budget (either total or in any line-item) except as expressly set forth below, subject to force majeure, Acts of God and other matters beyond the control of Manager (collectively, "Force Majeure"). Except with respect to expenditures for emergency services or utilities and for Force Majeure, Manager shall not incur any expense which would be outside of the scope of the approved Budget, without the prior written consent of Owner, which consent shall not be unreasonably delayed, withheld or conditioned, and Manager shall promptly notify Owner of any projected material variance. Until such time as a new Budget has been approved, the parties shall continue to operate under the last approved Budget, provided that (i) the line items of which pertain to operating costs shall be deemed increased at the rate of ten percent (10%) per Fiscal Year, and development costs may be incurred in such new Fiscal Year based upon an increase of ten percent (10%) in the average per lot development cost under the last approved Budget (provided, that the Manager shall not permit lot inventory development to exceed the limitations imposed upon Owner and/or the Project from time to time by its lender(s)), and (ii) which Budget, as so increased in accordance with the foregoing subpart (i), will be deemed to be an approved Budget, until such time as a new Budget is approved by the Manager and Owner. Each Budget shall provide for a contingency fund which may be drawn against by the Manager without the need for further consent of Owner, for the payment of unforeseen expenses of the Project which may arise in the course of business. Manager shall not transfer any amounts from one expense item to another (other than from any contingency item to a specific line item) without Owner's prior written consent, which consent shall not be unreasonably delayed, withheld or conditioned.

Section 2.13 Compliance with Laws and Contracts. Manager shall use its reasonable good faith efforts to comply with, and cause the Project to be kept, maintained, used and occupied in compliance with, the following (as now in effect or as may hereafter be in effect) which relate to or affect the Project, the operation or management of the Project or Owner's interest in the Project (collectively the "Requirements"): (a) any and all orders, regulations or requirements affecting the Project of any federal, state, county or municipal authority having jurisdiction there over, and orders of the Board of Fire Underwriters or other similar bodies; (b) all present and future covenants and restrictions whether or not of record, use permits and development agreements, which may be applicable to the Project and/or its operating and management (including, without limitation, laws, ordinances, rules, regulations, requirements, leases, covenants, and restrictions prohibiting restraint of trade, or discrimination whether on the basis of race, creed, color, national origin, age, sex, marital status, or otherwise); (c) any direction or occupancy certificate issued pursuant to any law, regulation or rule by any public officer; (d) the terms and conditions of any mortgage or deed of trust; and (e) the provisions of any insurance policy or policies insuring Owner's interest in the Project (so as to not affect the insurance coverage or increase the premium rate therefor). If Owner contests any of the above Requirements, Manager shall participate in such contest to the extent requested by Owner; however, the actual cost of any reasonable travel or out of pocket expenses incurred by Manager shall be borne by Owner. Such participation shall include, without limitation, coordinating such contests with Owner's counsel, without additional cost to Owner. Manager shall not comply with any such Requirement if Owner directs Manager in writing not to comply, and Owner agrees to indemnify, defend and hold Manager harmless from any and all liability, loss, damages, actions, causes of action, cost, expense (including, without limitation, court costs and reasonable attorney's fees) or claim to any third party as a result of Manager's failure to comply with any Requirement at the express written direction of Owner. Manager shall obtain, as an expense of the Project, any business license and/or operating permit which may be required for the operation of the Project.

Section 2.14 Project Manager. Manager shall identify a designated manager who shall oversee the on-site personnel (the "Project Manager"), who will be an employee of Manager or an Affiliate thereof. Manager agrees that the designated Project Manager will devote sufficient time and efforts to the management of the Project as are necessary or expedient to fulfill the Manager's obligations hereunder, in accordance with good management practice. It is understood and agreed, however, that all salary and commissions to or with respect to the activities of the Project Manager shall be paid by Owner as a portion of the Expense Recovery.

Section 2.15 Limitation of Authority. Except as expressly authorized under this Agreement and/or contemplated by any approved Budget, Manager shall not, without the prior written consent of Owner, which consent shall not be unreasonably delayed, withheld or conditioned:

         (a) Make any expenditure, whether from the Operating Account or otherwise, or incur any obligation on behalf of Owner, except for (i) expenditures or obligations approved by Owner in writing or otherwise as contemplated by this Agreement, (ii) expenditures made and obligations incurred directly pursuant to the approved Budget, and (iii) expenditures made in emergencies pursuant to Section 2.4;

         (b) Sell, transfer, assign, pledge, hypothecate or encumber any of the assets of the Project, except that the Manager may, on behalf of Owner, from time to time sell, convey and/or lease portions of the Project developed as residential, multi-family and commercial building lots, including, without limitation, material portions thereof developed as a Section, or in such other form or for such other uses as may be contemplated in connection with the development of the Project, in arms-length transactions for such sales price or lease payments as the Manager deems appropriate, provided that such actual aggregate sales price or lease payments obtained are at least ninety percent (90%) of the target sales prices and/or lease payments set forth in the Budget or agreed lot price list for the Section in which such portions of the Property are located;

         (c) Incur any indebtedness for borrowed money outside the normal course of business, or in any event in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) in any Fiscal Year except as contemplated by any approved Budget or as otherwise approved by Manager and Owner;

         (d) Obligate Owner for the payment of any fee or commissions to any real estate agent or broker other than fees or commissions, except for normal and customary fees or commissions payable to brokers or sales agents in connection with the sale of lots from, or other assets of, the Project in the ordinary course of business; or

         (e) Borrow money or execute any promissory note or other obligation or mortgage, deed of trust, security agreement or other encumbrance in the name of or on behalf of Owner, or cause any liens to be placed on Project property, except to the extent such liens are required by a lender with respect to loans which are contemplated by any Budget or have been previously approved by the Manager and Owner, and except for property tax liens and for mechanic's and materialmen's liens which are being contested;

         (f) Enter into any contracts, agreements or arrangements involving obligations or rights to income in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) in any Fiscal Year except as contemplated by any approved Budget or as approved by the Manager and Owner; or

         (g) Commence and/or resolve in any manner any legal action involving sums in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) in any one legal action except as contemplated by any approved Budget or as approved by the Manager and Owner.

Section 2.16 Owner's Approval. With respect to those activities of Manager hereunder which require Owner's approval of such activity or the cost thereof, which approval Owner shall not unreasonably delay, withhold or condition, Manager shall not be responsible to provide the activity or incur the cost until Owner's approval is obtained. Manager shall be obligated to timely seek approval of such matters from Owner. So long as Manager has acted timely and diligently and has provided Owner with all relevant information, Manager shall not be responsible for any direct loss, cost or expense arising from its failure to act.

Section 2.17 Audit. Owner shall have the right, at any time and from time to time, to cause a physical inspection and/or financial audit of Manager's operation of the Project for any fiscal year or portion thereof. The financial audit may be made by Owner's in-house audit staff, accounting personnel, a certified public accountant or firm of certified public accountants selected by Owner. If such financial audit shall reveal an overstatement or understatement of Gross Cash Receipts for the period in question and/or an overpayment or underpayment of amounts paid to or payable by Manager with respect to such period, an adjustment shall be made whereby the amount of any such overpayment shall be paid over or credited to Owner by Manager, as Owner may elect, or Owner shall pay over to Manager the amount of any such underpayment, as the case may be. In the event the audit reveals that there has been an overpayment to Manager by more than five percent (5%) of the amount due, the cost of the audit shall be borne by Manager. In all other instances, the cost of any audit shall be an expense of the Project. The provisions of this Section 2.17 shall survive the termination of this Agreement.

Section 2.18      Owner's Obligations.  During the term of this Agreement:

         (a) Owner shall not sell, transfer, convey or encumber all or any portion of the assets of the Project, or any interest therein, or any portion of the Unplatted Land, or incur any indebtedness other than as contemplated by this Agreement or any approved Budget, without the prior written consent of Manager, which consent shall not be unreasonably delayed, withheld or conditioned, it being agreed that Manager shall, as Owner's exclusive agent, consummate any and all such sales, transfers, conveyances or encumbrances except as Manager may otherwise elect.

         (b) Except for distributions to the Fund as the parent and sole shareholder of Owner made for purposes of meeting the Fund Capital Return, Owner shall not distribute any funds to its shareholder(s) until such time as any accrued and unpaid Incentive Payment, and any Reimbursements due, have been paid in full to Manager, and shall thereafter only make distributions to its shareholder(s) after payment of any Incentive Payment and/or Reimbursements then due.

         (c) Owner shall not amend or modify the FLCC Membership Plan without the prior written consent of Manager, which consent shall not be unreasonably delayed, withheld or conditioned.

         (d) Owner shall not modify or amend the CC&R's, or record, impose, declare or make any additional covenants, conditions or restrictions on any Section or any portion of the Unplatted Land, or make any commitments to residents or to members of FLCC or FLCA, nor transfer control of FLCA to the resident members thereof or any other person or entity. The timing and consummation of the transfer of control of FLCA shall be solely determined and completed by Manager in its discretion.

Section 2.19      Other Activities; Related Party Transactions.

         (a) The Manager shall devote such of its time to the affairs of the Owner and the Project as shall be reasonable given its status as the Manager thereof as contemplated by this Agreement. Manager and its Affiliates may engage in, or possess an interest in, and Owner hereby specifically acknowledges that Manager and its Affiliates are and shall remain entitled to be so engaged in, other business ventures in Jefferson County, Kentucky, or elsewhere, whether of the same or of a different nature or description, independently or with others, including those which are or might be deemed to be competitive with the Project. None of Owner, FLCC or FLCA, or any other person or entity, shall have any rights by virtue of this Agreement in and to such independent ventures, or to the income or profits derived therefrom, even if competitive with the Project, nor will any of the same have a claim against Manager or any of its Affiliates as a result thereof. None of Manager or its Affiliates shall be obligated to present any particular business opportunity of a character which, if presented to Owner, could be taken by Owner, and Manager and its Affiliates shall have the absolute right to take for its separate account, or to recommend to others, any such particular business opportunity, to the exclusion of Owner and any other person or entity. The term "Affiliates", as used in this Agreement, shall mean any person or entity which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Manager, and shall include, without limitation, Mr. J. D. Nichols, NTS Corporation, NTS Development Company, NTS Financial Partnership and NTS/Residential Properties, Inc.-Virginia

                  (b) The fact that Manager or any of its Affiliates is directly or indirectly interested in, or connected with, any person, firm or corporation ("Related Party") employed with respect to the Project or by the Manager to render or perform a service, or to or from whom the Project may purchase, sell or lease property, shall not prohibit the Manager from employing such person, firm or corporation, or from otherwise dealing with him or it, provided such employment and/or dealings are on terms no less advantageous to the Project than are available from an unrelated third party.

                                   ARTICLE III
                 SALES AND MARKETING DUTIES AND RESPONSIBILITIES

Section 3.1 Performance of Duties. Owner and Manager agree that during the term of this Agreement, Manager is hereby appointed as Owner's exclusive authorized agent for negotiating and consummating the sale and/or lease of lots and other property from the Project and the sale of memberships in FLCC and for the other purposes contemplated by this Agreement, and neither Owner nor Manager will authorize or permit any other person, firm or corporation to negotiate on behalf of Owner or act as agent for Owner with respect to such sales of lots, property or memberships unless agreed to in writing by both parties. Manager, in fulfilling its obligations, shall, subject to the Owner's approval where required herein, perform the duties expressly set forth below.

Section 3.2       Sales Coordination.

         (a) During the term of this Agreement, Manager shall use its reasonable good faith efforts and due diligence to solicit and procure purchasers of lots within the Project and memberships in FLCC and purchasers of other goods and services to be sold with respect to the Project. Manager's operation in connection with such activities will be staffed as reasonably necessary during customary business hours by Manager's sales representatives. The office space in the Project presently designated as sales offices, whether in the sales trailer located at the Project or in the FLCA clubhouse, and as otherwise located from time to time with the consent of Manager and Owner, shall be utilized for such activities during customary business hours by Manager. Manager shall be entitled to use of all existing office and sales space presently occupied by Owner and/or its representatives or affiliates in the FLCA clubhouse.

         (b) Subject to the prior approval of Owner and, to the extent provided for in the Budget, at Owner's cost and expense, Manager shall, as it shall elect from time to time, advertise and promote the Project, including such lots and Sections as or will become available, and arrange for or engage outside advertising firms to prepare and secure such signs, brochures and other forms of advertising, including the purchase of time on broadcast and other media, as Manager may deem advisable. Advertising and promotional materials shall be prepared in full compliance with Federal, state and municipal laws, ordinances, regulations and orders. The costs of such advertising, including printing brochures and other promotional material, shall be borne by Owner to the extent provided for in the

Budget and otherwise to the extent approved in writing by Owner, and may be paid by Manager from the Disbursement Account.

         (c) Manager shall fully cooperate with reputable and active licensed real estate brokers in the sale of lots from the Project on commercially reasonable terms and conditions and in accordance with standard practice in the Spotsylvania County, Virginia metropolitan area. Owner shall not deal directly with any such brokers.

Section 3.3 Meetings with Owner. Manager shall meet with Owner from time to time as may be reasonably requested by Owner to advise Owner as to the status of the sales and marketing activities for the Project and to apprise Owner of its marketing program and any alternative approaches which may be undertaken to maximize sales and revenue. Manager shall assist Owner in connection with all matters and questions pertaining to activities hereunder and shall use diligence to coordinate marketing requirements with all other planning considerations of Owner with regard to the development and operation of the Project.

Section 3.4 Sales Schedule. Prior to the sale by Manager of any lot or portion of a Section, or any FLCC membership, Manager shall compile and submit to Owner for review and approval a schedule ("Sales Schedule") therefor which shall set forth the proposed minimum sales prices to be obtained upon the sale of such lots or memberships, and may be incorporated within a Budget submitted by the Manager. Owner shall, within ten (10) days of its receipt of a Sales Schedule, either (i) approve such Sales Schedule as submitted, which approval shall not be unreasonably delayed, withheld, or conditioned, and so notify Manager in writing, or (ii) deliver to Manager reasonable proposed modifications to be made to such Sales Schedule which shall be subject to the approval of Manager and such approval shall not unreasonably delayed, withheld or conditioned. If Owner fails to either approve the Sales Schedule or deliver the proposed modifications thereto within such ten (10) day period, Owner shall be deemed to have approved the Sales Schedule as submitted by Manager. Upon approval or deemed approval of the Sales Schedule, Manager may thereafter, as agent for Owner, agree to sell and convey such lots or portions of such Sections, and such FLCC memberships, for such sales prices as Manager may deem appropriate without the need for further approval from Owner, subject to the minimum sales prices set forth in the Sales Schedule. Manager may, from time to time, compile and submit to Owner a revised Sales Schedule ("Revised Schedule") for any Section or number of lots in the Project or FLCC memberships, which Revised Schedule shall be treated in all instances as a Sales Schedule submitted to Owner in accordance with this Section ("Original Schedule"), subject to approval and/or modification in the same manner and within the same period, and shall be deemed to be approved by Owner should Owner fail to respond to the submission of such Revised Schedule within such period, as any Original Schedule submitted to Owner. The initial approved Sales Schedule is attached hereto and made a part hereof as Exhibit F.

Section 3.5 Owner's Negotiation. Owner shall not negotiate directly with prospective purchasers of lots or other portions of the Project, memberships in
 FLCC or other goods and services
contemplated by this Agreement, and shall not discuss directly with purchasers and/or brokers, terms of contracts being negotiated by Manager.

                                   ARTICLE IV
                        CONSTRUCTION MANAGEMENT SERVICES

Section 4.1 Construction Management Services. Manager shall order labor and materials and provide the associated supervision and direction ("Construction Management Services") for the construction and development of new Sections in the Project and the attendant construction and installation of such improvements and/or alterations to the Project and its common areas as contemplated under current plans for the development of the Project as hereafter modified pursuant to the agreement of Owner and Manager, including, without limitation, the development and construction of the Sections, recreational amenities and other improvements described on Exhibit G attached hereto and made a part hereof. Further, Manager shall, at the cost and expense of Owner as approved by Owner in advance or contemplated by any approved Budget, provide labor and materials to perform such work. Manager shall provide the services of its engineers or those of its affiliates, the cost of which shall be included in the Reimbursements payable to Manager, to assist Manager in the Construction Management Services and the preparation of annual Budgets and projections at the expense of the Project.

Section 4.2 Performance of Duties. Manager shall review proposed plans for repairs, alterations and installations in order to assure that the same: (i) comply with all legal requirements and insurance requirements (based upon certifications by engineers and architects retained at Owner's expense); (ii) do not negatively affect the structural, electrical, mechanical and life safety systems of the Project (provided that if Manager should be aware that there is any material possibility of any such negative effect Manager shall so advise
Owner; and, if Owner chooses to have its own engineers review such plans, Manager shall supply such information as Owner's engineers may require, and, notwithstanding anything in this Agreement to the contrary, Manager shall not approve such plans until the review by Owner's engineers has been completed and no objection has been rendered by the engineers); and (iii) do not interfere with essential services in the Project.

Section 4.3 Insurance. Manager will require, and use its reasonable good faith efforts to assure that all parties performing work or providing labor, goods, utilities or services to or at the Project maintain all insurance requirements satisfactory to Owner and any mortgagee of the Project or any portion thereof (so long as such mortgagee's requirements have been communicated to Manager), including, but not limited to, Workers' Compensation Insurance, Employer's Liability Insurance and insurance against liability for injury to persons and Project arising out of all such contractors', suppliers', or other entities' operations, and the use of owned, non-owned or hired automotive equipment in the pursuit of all such operations.

                                    ARTICLE V
                                    INSURANCE

Section 5.1 Owner's Insurance. Owner shall carry, at its own expense, comprehensive general commercial liability insurance coverage, including property damage, in a minimum amount of $5,000,000 per person/per occurrence and such insurance shall be deemed the primary insurance on the Project. Policies of commercial general liability insurance carried by Owner shall include Manager (including the employees of Manager) as an additional insured party. Commercial general liability insurance policies shall contain (i) a severability of interest insurance clause, (ii) coverage for contractual liability and personal injury liability and (iii) a waiver by the insurance company of all right of recovery by way of subrogation against Manager, its shareholders, officers, directors, agents and employees in connection with any damage covered by such insurance company's policy. The insurer and the coverages shall be determined by Owner in its reasonable discretion, but shall be commercially reasonable under the circumstances. Owner shall furnish or cause to be furnished to Manager certificates of insurance evidencing the foregoing insurance. Such coverage may be provided by an umbrella policy covering other properties owned by Owner or the parent or an affiliate thereof.

Section 5.2 Manager's Liability Insurance. Manager shall cause to be placed and kept in force during the term of this Agreement, at its sole cost and expense, comprehensive general commercial liability insurance per location with no less than $1,000,000.00 per person/per occurrence. The policies shall be issued by companies of recognized financial standing authorized to issue such insurance in the state where the Project is located, and shall name the Owner as an additional insured.

Section 5.3 Workers' Compensation Insurance. Manager, at the cost and expense of Owner, shall obtain and maintain Workers' Compensation Insurance covering all employees of Manager employed in, on or about the Project, so as to provide statutory benefits as required by the laws of the state in which the Project is located.

Section 5.4 Bonding of Manager's Employees. Manager's on-site employees handling funds of Owner shall at the request of Owner be bonded by a fidelity bond at Project expense, and evidence satisfactory to Owner shall be furnished to Owner that such bond is in effect at least yearly or as often as Owner shall require. Such bond shall provide coverage for employee dishonesty and criminal acts of such amount as may be reasonably required by Owner. . Section 5.5 Manager's Insurance Policies. Manager shall furnish, or cause to be furnished to Owner, certificates of insurance evidencing all bonds and other insurance which Manager is required to maintain pursuant to this Agreement. All insurance policies maintained by Manager (other than Worker's Compensation coverages) shall name Owner and Manager as named insureds, as their respective interests may appear, shall be issued by companies of recognized financial standing authorized to issue such insurance in the state where the Project is located and shall provide that in the event of cancellation of the policy in whole or in part, or a reduction as to coverage or amount thereunder, whether initiated by the insurer or any insured, the insurer shall give not less than thirty (30) days' advance written notice by registered or certified mail to Owner.

Section 5.6 Insurance Claim Administration. Manager shall provide timely written reports to Owner, and as further directed in writing by Owner, to the insurance carrier concerning all accidents and claims for damage relating to the development, ownership, operation and maintenance of the Project promptly after it is made aware thereof, and shall promptly prepare any reports required by Owner or an insurance carrier in connection therewith. A copy of any such reports shall be delivered to Owner's representative. Manager is not authorized to settle any claims with or against insurance companies arising out of any policies, including the execution of proofs of loss, the adjustment of losses, signing of receipts, and the collection of money, without the express written consent and approval of Owner.

Section 5.7 Waiver of Subrogation. Owner hereby waives all rights of recovery against Manager and/or any insurance carrier of Manager for any loss to the extent such loss is insured under any insurance policy covering the Project, except to the extent any such claim or liability is based upon or the result of the gross negligence, intentional or willful misconduct of Manager or of Manager's employees. Manager hereby waives all rights of recovery against Owner and/or any insurance carrier of Owner for any claim or liability to the extent such claim or liability is based upon or the result of the gross negligence or willful misconduct of Manager or Manager's employees. Each party agrees to obtain endorsements to its policies, to the extent such endorsements are obtainable from the insurance company, acknowledging such waivers. Nothing herein nor any insurance obtained or applied for by Owner or Manager shall be construed as implying that Owner or Manager is subject to any liability to which it would not otherwise be subject.

Section 5.8 Contractor's Insurance Requirements. Manager shall require that each contractor engaged to perform any work at the Project maintain insurance coverage, at the contractor's expense, in not less than the following amounts, or such other amounts as Manager deems reasonable:

         (i)      Worker's Compensation - Statutory amount;
         (ii)     Employer's Liability - $100,000 minimum;
         (iii) Comprehensive General Liability - $2,000,000 combined single limit for personal injury and Project damage; and
         (iv)     Automobile Liability - $1,000,000 combined single limit.

Owner may, by written notice to Manager, require the maintenance of insurance in higher amounts than those specified above if, in Owner's reasonable judgment, the work to be performed on the Project by such contractor is particularly hazardous. Manager shall obtain and keep on file a Certificate of Insurance evidencing the insurance required herein naming Owner and Manager as additional insureds, and shall provide Owner with copies thereof.

                                   ARTICLE VI
                                 INDEMNIFICATION

Section 6.1 Indemnification by Owner. Owner shall indemnify and save Manager, its agents, employees, officers, shareholders, directors, subsidiaries and Affiliates (the "Manager Group") harmless, except in cases of fraud, willful misconduct or gross negligence of any member of the Manager Group, from (i) all liability, loss, damages, actions, causes of action, claims, costs and expenses (including, without limitation, court costs and attorney's fees) (collectively, "Claims") arising out of or related to the course of Manager's duties in connection with the management and, where applicable, the sale of lots and other portions of the Project, the sale of FLCC memberships and the sale of other goods and services pertaining to the Project, and from liability for injuries suffered by third parties while on the Project, and (ii) all Claims arising from Manager's failure to make any payments to the extent Owner fails to make funds available as required herein. Owner further agrees to reimburse Manager and the other members of the Manager Group for court costs and other reasonable expenses, including reasonable attorneys' fees, incurred thereby in defending any action brought against the same for injury or damage claimed to have been suffered upon the Project, except such claims arising from the fraud, willful misconduct or gross negligence of any member of the Manager Group. Manager shall not be liable for any good faith error of judgment or for any mistake of fact or law, or for anything which it may do or refrain from doing in good faith and in pursuance of its duties and activities hereunder, except in cases of fraud, willful misconduct or gross negligence of any member of the Manager Group.

Section 6.2 Indemnification by Manager. Manager agrees to indemnify, defend and hold Owner, its agents, employees, officers, shareholders and directors (collectively, the "Owner Group") harmless from any and all Claims incurred by reason of any grossly negligent, fraudulent or malfeasant acts or omissions by any member of the Manager Group. Notwithstanding the foregoing, Owner agrees not to hold Manager liable under this Section to the extent that Owner could recover any loss from:

         (a) any third party insurance carriers pursuant to any insurance policies maintained or required under this Agreement to be maintained by Owner or Manager or contractors or other parties on the Project (provided that Manager shall take all proper and necessary action to file the appropriate claims under such insurance policies); or

         (b) any indemnities, warranties or guarantees granted to Owner or Manager by any vendors or contractors (provided that Manager shall take all proper and necessary action at the expense of the Project to enforce any such indemnities, warranties or guaranties).

Section 6.3      Environmental Liabilities.

         (a) Except as expressly set forth in subsection (b) below, Owner shall indemnify, defend and hold harmless the Manager Group from and against any and all Claims (including, without limitation, remediation expenses) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, any member of the Manager Group (including without limitation, court costs and attorneys' fees) for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Project into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Substance which exists on, under or at the Project at any time during the term of this Agreement (collectively, a "Release"), and from time to time (including, without limitation, any Claims asserted or arising under applicable law). Manager agrees to use its reasonable good faith efforts and due diligence to prevent a release of Hazardous Substances and to cooperate in Owner's efforts to remove and/or remediate any such release and, at Owner's request and discretion, to coordinate and supervise any contractors responsible for the removal of any Hazardous Substances discovered at the Project.

         (b) Except as expressly set forth in subsection (a) above, Manager shall indemnify, defend and hold Owner harmless from and against, and shall immediately notify Owner of, any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and attorneys' fees) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, Owner or Manager for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Project into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Material which exists on, under or at the Project at any time during the term of this Agreement, and from time to time, (including, without limitation, any Claims asserted or arising under applicable law) caused solely by the grossly negligent, fraudulent or malfeasant act of any member of the Manager Group or the failure by any such member of the Manager Group to act in accordance with the requirements of this Agreement, and the foregoing provisions set out in this Section 6.3 (a) and (b) shall survive the termination of this Agreement forever.

         (c) Manager shall endeavor to ensure that all subcontracts that it enters into on behalf of Owner during the term of this Agreement, except as otherwise approved by Owner, contain provisions (i) prohibiting the subcontractor thereunder, and their respective sub-subcontractors, from introducing any Hazardous Substances into the Project without the prior written consent of the Owner (except in accordance with normal operating practice and in compliance with applicable law); (ii) requiring such subcontractor to promptly notify Owner and Manager of any accidental Release of Hazardous Substances on or adjacent to the Project; and (iii) indemnify Owner and Manager against any release of Hazardous Substances caused by the negligence or willful misconduct of such subcontractor or its agents or employees. Manager shall further provide notice to all necessary parties, including all subcontractors, contractors and others of the existence of any Operations and Maintenance Program ("O&M Plan") which has been put into place by Owner and assure ongoing compliance therewith.

         (d) For purposes of this Agreement, "Hazardous Substances" means and includes any hazardous, toxic, dangerous or inflammable waste, substance or material, and any pollutant or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response,

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



Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, including, without limitation, petroleum, its products and by-products and "oil" and "oil waste" as defined in the Clean Water Act, as now or at any time hereafter in effect, or any other hazardous, toxic or dangerous waste, substance or material.

                                   ARTICLE VII
                                   TERMINATION

Section 7.1 Termination For Cause. Notwithstanding the stated term hereof, this Agreement may be terminated by either party hereto "for cause" (as hereinafter defined) upon no less than thirty (30) days prior written notice and opportunity to cure. This Agreement may be terminated "for cause":

         (a) By a party upon the failure by any other to perform or comply with any of its material obligations hereunder at the time or times and in the manner required under this Agreement within thirty (30) days of notice to the non-performing party of such failure (unless such failure is of a criminal or quasi-criminal nature, in which event no cure period shall be provided); or

         (b) By a party if the other party shall act negligently or fail to act, which failure to act constitutes gross negligence, with actual knowledge that such act or failure to act may result in a release of any Hazardous Substance (as hereinafter defined) in violation of any federal, state or other applicable law and such negligence does in fact result in such a release; or

         (c) By the Fund if any unauthorized assignment or transfer of any of the rights or obligations of Manager under this Agreement is made by Manager; or

         (d) By a party (i) If the other party or its ultimate parent (such party or parent company being hereinafter referred to as the "Bankrupt Party") shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, liquidation, dissolution or similar relief for itself under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law relative to bankruptcy, insolvency or other relief for debtors, or under any regulation promulgated thereunder, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator of the Bankrupt Party or of all or any substantial part of said Bankrupt Party's properties (the term "acquiesce" as used in this Section includes, but is not limited to, the failure to file a petition or motion to vacate or discharge any order, judgment or decree within fifteen (15) days after the date of such order, judgment or decree); or

                  (ii) If a court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against the Bankrupt Party seeking any reorganization, arrangement,

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



composition, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present of future applicable federal, state or other statute or law relating to bankruptcy, insolvency, or other relief for debtors, and such party shall acquiesce in the entry of such order, judgment or decree or such order, judgment or decree shall remain unvacated and unstayed for an aggregate of ninety (90) days (whether or not consecutive) from the date of entry thereof, or any trustee, receiver, conservator or liquidator of such party or of all or any substantial part of such party's Project shall be appointed without the consent or acquiescence of such party and such appointment shall remain unvacated and unstayed for an aggregate of ninety (90) days (whether or not consecutive); or

                  (iii) If the Bankrupt Party shall become insolvent or admit in writing its inability to pay its debts as they mature or is generally not paying its debts as they mature or makes an assignment for the benefit of creditors; or

         (e) By Manager at its election upon the occurrence of any of the following after a Control Transfer (as hereinafter defined) without the prior written consent of Manager: (i) replacement of a majority of the Fund's independent directors that were members of the Board of Directors of the Fund (the "Board") at the time that a Control Party (as hereinafter defined) acquires effective control of the Fund (the "Control Transfer"), with new members of such Board who Manager reasonably determines are unacceptable to Manager; (ii) the Fund and/or the Board takes or causes to be taken any action which would reasonably be expected to materially inhibit the orderly completion of any Plan (as hereinafter defined) or the accomplishment of Manager's duties or realization of Manager's benefits under this Agreement; (iii) the Fund and/or the Board fails to perform some material act or required duty of the Fund under this Agreement; (iv) the Fund or the Board acts or fails to act in such an egregious, uncooperative or unreasonable manner that Manager reasonably believes that its ability to perform its obligations, and realize its benefits, under this Agreement, or that the interests of any guarantors of indebtedness on the Project who are affiliated with Manager (including, without limitation, NTS Corporation and/or Mr. J. D. Nichols) are or will be materially adversely impacted by such acts or omissions to act without an extraordinary effort, accommodation and sacrifice on the part of the Manager and such guarantors. For purposes hereof, (i) a "Control Party" is a person (or persons acting together or in concert for such purpose described herein, hereinafter defined as a "Group"), who acquires control of the Fund, who does not as of the date of this Agreement hold voting control of the Fund, and who is not (1) an affiliate of a person or Group who holds voting control of the Fund as of the date of this Agreement, (2) an affiliate of the Manager, (3) a member of the NTS Group (as hereinafter defined), or (4) an affiliate of a member of the NTS Group, and (ii) a "Plan" shall be any written development, sales, marketing or related plan or plans with respect to the Project agreed to by the Manager, the Owner and/or the Fund and existing at the time of Control Transfer, and any extension, component or constituent part thereof, as may have been amended or modified from time to time with agreement of Manager, the Owner and/or the Fund, which the terms thereof is to be deemed a Plan hereunder.

         (f) By Manager at its election upon the unilateral termination by the Fund, or election by the Fund not to renew, the existing advisory agreement by and between the Fund and NTS Advisory Corporation, a Kentucky corporation ("NTS Advisory").

         (g) By Manager at its election upon the occurrence of a default or event of default by the Fund and/or by by NTS/LFII under the Lake Forest Management Agreement which is not cured within any applicable grace period.

Section 7.2 Obligations Upon Termination. Upon expiration or termination of this Agreement for any reason:

         (a) Manager shall use its reasonable good faith efforts to deliver to Owner within one hundred eighty (180) days thereafter a full and final accounting, which shall include a bona fide certified statement, executed by an executive officer of Manager, outlining in detail the amount of the Incentive Payment (as hereinafter defined), if any, and any Reimbursements (as hereinafter defined) due to Manager hereunder, and shall promptly cause all funds held by Manager relating to the Project to be delivered to Owner subject to deduction or offset for any such sums due or payable or to become due or payable to Manager. Manager shall promptly deliver to Owner all original books, records, correspondence, bills and invoices and all other documents, personal property and funds in Manager's possession relating to the Project including, without limitation, all accounting books and records, rent rolls, security deposit schedules, payroll records, originals and copies of all correspondence, sales agreements, service contracts and agreements, and technical data with respect to operation and maintenance of the various systems of the Project; provided, that Manager shall be entitled to retain copies of all of the foregoing. Owner shall immediately pay to Manager any Reimbursements and Incentive Payments then due.

         (b) Manager shall surrender the Project to Owner and quit the premises on the date required by Owner. Upon written request of Owner and at Owner's expense, Manager shall use its reasonable good faith efforts to cooperate with Owner to accomplish an orderly transfer and transition of the operation and management of the Project to a party designated by Owner, and shall remove all signs indicating that Manager is the managing agent of the Project.

         (c) Simultaneous with the submission of its final accounting, Manager shall also submit a full inventory of all items of personal property of Owner having a value in excess of $10,000.00 as of the final date of Manager's operation as the Project's managing agent.

         (d) Any provision of this Agreement to the contrary notwithstanding, Owner and the Fund shall immediately (i) cause any and all guaranties of repayment of any of the outstanding indebtedness of the Project or of the Fund previously executed and delivered by (1) Manager or any of its officers, directors or shareholders, (2) NTS Corporation, a Kentucky corporation ("NTS Corporation") or any of its subsidiaries, officers, directors or shareholders,
(3) Mr. J. D. Nichols, an individual resident of Jefferson County, Kentucky ("Mr. Nichols"), or (4) any affiliate of Manager, NTS Corporation, Mr. Nichols or any of the other foregoing persons or entities

(collectively, the "NTS Group"), to be immediately and unconditionally released,
(ii) immediately pay to Manager any and all sums then due under this Agreement, including without limitation, Reimbursements and the then accrued and unpaid Incentive Payment, which obligation of Owner to pay the Incentive Payment to Manager as provided in this Agreement shall survive any termination hereof,
(iii) repay in full the entire principal balance of, and all accrued and unpaid interest on, all indebtedness of Owner or of the Fund to the Manager, any member of the NTS Group and/or NTS Financial Partnership, a Kentucky general partnership ("NTS Bank") and any affiliate of the NTS Group or NTS Bank, and
(iv) cause any and all letters of credits, certificates of deposits, bonds or other deposits or surety furnished, delivered, pledged and/or deposited with respect to any of the outstanding indebtedness or other obligations of the Project by Manager or any member of the NTS Group, to be immediately and unconditionally released and returned. Notwithstanding any provision of this Agreement to the contrary or any prior termination or expiration of this Agreement, (i) this Agreement shall remain in full force and effect until such time as Owner has complied with its obligations under this Section 7.2(d), and
(ii) in the event of a termination of this Agreement "for cause", Owner shall have the right and opportunity to set off any monies and damages due to Owner from Manager and resulting from such termination "for cause" against any sums due to Manager hereunder.

                                  ARTICLE VIII
                          GENERAL TERMS AND CONDITIONS

Section 8.1 Limitation of Agency. Nothing contained in this Agreement or in the relationship of Owner and Manager shall be deemed to constitute a partnership, joint venture or any other relationship, and Manager shall at all times be deemed an independent contractor for purposes of this Agreement. Nothing herein contained shall be deemed to constitute Manager as the agent of Owner except as such rights are expressly granted or authorized herein, which shall specifically exclude any rights with respect to the sale, transfer, mortgaging or other financing of the Project.

Section 8.2 Notices. All notices, requests, demands, consents, approvals, waivers or other communications given to any party under this Agreement or in connection with this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight air courier or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at its address set forth below. Copies of such notices shall be sent by facsimile to the facsimile number set forth below. Notice shall be given to Owner at:

                  NTS/Virginia Development Company
                  10172 Linn Station Road, Suite 200
                  Louisville, Kentucky 40223
                  Attn: President
                  Facsimile No.:  (502) 426-4994



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



         with a copy to:

                  NTS Mortgage Income Fund
                  10172 Linn Station Road, Suite 200
                  Louisville, Kentucky 40223
                  Attn: President
                  Facsimile No.: (502) 426-4994

         with a copy to:

                  Cezar M. Froelich, Esq.
                  Shefsky & Froelich, Ltd.
                  444 North Michigan Avenue
                  Chicago, Illinois 60611
                  Facsimile No.:  (312) 527-5921

and notice shall be given to Manager at:

                  NTS Residential Management Company
                  10172 Linn Station Road, Suite 200
                  Louisville, Kentucky 40223
                  Attn: President
                  Facsimile No.:  (502) 426-4994

         with a copy to:

                  Gregory A. Compton, Esq.
                  General Counsel
                  10172 Linn Station Road, Suite 200
                  Louisville, Kentucky 40223
                  Facsimile No.: (502) 426-4994

Notices given in compliance with the foregoing provisions shall be deemed given when received, as evidenced by acknowledgment of delivery upon personal delivery or three (3) business days after deposit in the U.S. Mail in accordance with the foregoing, or by execution of the express courier's receipt, as the case may be. Either party shall give the other written notice of any change of address for delivery of all subsequent notices.

Section 8.3 Choice of Laws. This Agreement is made pursuant to, and shall be governed by and construed in accordance with, the laws of the Commonwealth of Kentucky, however, all issues relating to the compliance with state specific regulatory and licensing requirements shall be governed by the laws of the state in which the Project is located.


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



Section 8.4 Jurisdiction. The parties agree that any legal action, suit or proceeding arising out of or in connection with this Agreement may be brought in the appropriate court in Jefferson County, Kentucky.

Section 8.5 Non-Assignability. Except as provided herein, Manager shall not assign or in any way voluntarily or involuntarily transfer or convey this Agreement or any interest herein or any right, title, interest or obligation hereunder without the prior written approval of Owner, which may be given or withheld in Owner's sole and absolute discretion. In the event Owner consents to an assignment, Manager shall remain absolutely and primarily obligated to Owner for the full and complete performance of Manager's duties and discharge of Manager's obligations under this Agreement and Owner shall have no liability to such assignee by reason of any such agreement between Manager and assignee or any performance rendered by assignee in pursuance of this Agreement. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding the foregoing, this Agreement may be assigned to any entity controlled by Manager or Manager's ultimate parent, without Owner's prior written consent (but with no less than thirty (30) day's prior written notice to Owner) so long as Manager named herein remains fully and absolutely liable for all of its obligations hereunder. If Manager shall in any way assign, transfer or convey its right, title or interest hereunder without Owner's prior written approval, except as expressly permitted herein, Owner shall have the right to immediately terminate this Agreement for cause.

Section 8.6 Waiver. No waiver of any breach or default hereunder shall be implied from any omission of the non-defaulting party to take any action on account of such breach or default if such breach or default persists or is repeated, and no express waiver shall effect any right of action on account of any default or breach other than the default or breach specified in the express waiver, and then only for the time and to the extent therein stated.

Section 8.7 Remedies. Except as otherwise expressly provided herein, all rights and remedies herein enumerated shall be distinct, separate and cumulative and none shall exclude any other right or remedy allowed by law or in equity, and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises. If a legal or equitable action is brought to enforce the terms of this Agreement, the prevailing party shall be entitled to collect its costs, including reasonable attorneys' fees and expenses of appeal, if any.

Section 8.8 Severability. If any provision or term of this Agreement shall be determined by any court of competent jurisdiction to be invalid or unenforceable for any reason whatsoever, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent of the law.

Section 8.9 Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

Section 8.10 Headings. All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

Section 8.11 Exculpation. No officer, director, shareholder, agent, employee or partner of Owner or Manager shall have any personal liability with respect to the respective obligations of Owner or Manager under this Agreement shall be limited as set forth in this Agreement to its interest in the Project.

Section 8.12 Representations. Manager and Owner each represent and warrant that each has full power and authority to enter into this Agreement and discharge their duties hereunder.

Section 8.13 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the leasing and management of the Project. Any modification, change or amendment of this Agreement shall be in writing and executed by Owner or Manager.

Section 8.14 Joinder by Fund. The Fund joins herein for purposes of consenting and agreeing to the terms hereof and hereby unconditionally guarantees the payment as and when due and payable, and the performance, of all obligations of the Owner hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

OWNER:                                  MANAGER:

NTS/Virginia Development Company        NTS Residential Management Corporation

By:______________________________       By:____________________________

Title:_____________________________     Title:___________________________


FUND:

NTS Mortgage Income Fund

By:______________________________

Title:_____________________________

Exhibit List:

Exhibit A - Recording information for existing Sections Exhibit B - Description of Unplatted Land Exhibit C - Recording information for CC&R's Exhibit D - Copy of FLCC Membership Plan Exhibit E - Project Completion Projections Exhibit F - Sales Schedule Exhibit G - Description of Planned Improvements to the Project (include new Sections and amenities)





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